Exhibit 10.1

EXECUTION VERSION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

MASTER COLLABORATION AGREEMENT

between

GILEAD SCIENCES, INC.

and

SCHOLAR ROCK, INC.

Dated as of December 19, 2018

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LIST OF EXHIBITS

EXHIBIT A	FORM OF LICENSE AGREEMENT
EXHIBIT B	RESEARCH PLANS

LIST OF SCHEDULES

Schedule 1.43	Development Candidate Nomination Package Required Data

Schedule 1.44	Development Criteria

Schedule 1.55	Excluded Antibodies

Schedule 1.59	Existing Program Antibodies

Schedule 1.60	Existing SR In-Licenses

Schedule 1.104	Programs

Schedule 1.153	TGFb Superfamily

Schedule 4.1.6(f)	Expert Panel Procedure

Schedule 5.3	Criteria for Determining Successful Demonstration of In Vivo Proof of Concept

Schedule 7.6	Initial Press Release

Schedule 8.2	Exceptions to Representations and Warranties of SR

Schedule 10.6.1	Arbitration Procedures

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i

MASTER COLLABORATION AGREEMENT

This MASTER COLLABORATION AGREEMENT (this “Agreement”) is entered into and made effective as of December 19, 2018 (the “Effective Date”) by and between Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead”), and Scholar Rock, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principle place of business at 620 Memorial Drive, 2nd Floor, Cambridge, Massachusetts 02139 (“SR”).  Gilead and SR are each referred to herein by name or as a “Party”, or, collectively, as the “Parties”.

RECITALS

WHEREAS, SR is a clinical-stage biopharmaceutical company focused on the discovery and development of innovative medicines for the treatment of serious diseases in which signaling by protein growth factors plays a fundamental role;

WHEREAS, Gilead possesses expertise in the development and commercialization of biologic products;

WHEREAS, SR and Gilead desire to enter into a collaboration under which SR shall perform activities to discover and research monoclonal antibodies for three (3) Programs in the Field, with the goal of identifying, generating and conducting Research and Pre-Clinical Development of at least one (1) Selected Development Candidate for each Program in the Field; and

WHEREAS, Gilead shall have the exclusive option to cause the Parties to enter into a global license agreement with respect to the further Research, Development and Commercialization of Antibodies for each Program in the Field, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.
DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below:

1.1         “Adimab” means Adimab, LLC, a Delaware limited liability company.

1.2         “Adimab Agreement” means that certain Collaboration Agreement, between SR and Adimab, dated as of November 11, 2016, as the same may be amended or restated from time to time.

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1.3         “Acquirer” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than the applicable Party in the definition of Change of Control and such Party’s Affiliates, determined as of immediately prior to the closing of such Change of Control.

1.4         “Acquired Program” has the meaning set forth in Section 2.9.2(a).

1.5         “Acquirer Program” has the meaning set forth in Section 2.9.2(b).

1.6         “Action” means any claims, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before, or otherwise involving, any Governmental Authority.

1.7         “Affiliate” means, with respect to any Person, any other Person, as of the Effective Date or at any time during the Term, directly or indirectly controlling or controlled by, or under direct or indirect common control with, such first Person.  For purposes of this definition, a Person shall be deemed, in any event, to control another Person if it (a) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than fifty percent (50%) of the voting equity of such other Person, or (b) has the ability to direct, cause the direction of or control the management or policies of such other Person, whether through direct or indirect ownership of voting equity, by contract or otherwise.  For purposes of this definition, the term “control”, “controlled” or “controlling” means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, or (ii) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security.  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity.

1.8         “Agreement” has the meaning set forth in the preamble hereto.

1.9         “Alliance Manager” has the meaning set forth in Section 4.4.

1.10       “Antibody” means, with respect to a given Target, any monoclonal antibody or antigen-binding fragment thereof that binds to such Target, and includes an immunoglobulin, such as IgA, IgD, IgE, IgG and IgM, in each case, whether multiple or single chain, recombinant or naturally occurring or a combination of the foregoing in any species, whole or antigen-binding fragment, including any monospecific or any bispecific/multi-specific/multivalent antibody, and any analogs, constructs, conjugates, fusions or chemical or other modifications or attachments thereof or thereto. An antigen binding portion of an Antibody includes an antigen binding heavy chain, light chain, heavy chain dimer, diabody, Fab fragment, F(ab’)2 fragment, single domain, or any FV fragment, including a single chain FV (SCFV), a disulfide stabilized FV fragment (DSFV), or a bispecific DSFV, or a conjugate containing the immunoglobulin or an antigen-

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binding fragment thereof.  For clarity, an Antibody that differs in amino acid sequence will be treated as a separate Antibody.

1.11       “Applicable Law” means any applicable federal, state, local or foreign constitution, treaty, law, statute, ordinance, rule, regulation, standard, interpretation, guidance document, directive, policy, order, writ, award, decree, injunction, judgment, stay or restraining order of any Governmental Authority, the terms of any permit, and any other ruling or decision of, agreement with or by, or any other requirement of, any Governmental Authority having proper jurisdiction over the matter, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Federal Food, Drug, and Cosmetic Act, as amended, the United States Department of Health and Human Services (“HHS”) privacy rules under the Health Insurance Portability and Accountability Act, as amended, and the General Data Protection Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC.

1.12       “Bankruptcy Code” has the meaning set forth in Section 6.5.

1.13       “Biosimilar Application” means an application submitted to the FDA under subsection (k) of Section 351 of the PHSA, or any analogous application submitted to a Regulatory Authority in the United States or in another country in the world.

1.14       “BLA” means (a) a Biologics License Application as defined in the United States Public Health Service Act, as amended and the regulations promulgated thereunder, (b) a Marketing Authorization Application in the EU, or (c) any equivalent or comparable application, license, registration, permit or certification in any other country or region.

1.15       “Business Day” means any day excluding (a) Saturdays and Sundays; or (b) any day that is a legal holiday under the Applicable Law of the United States or that is a day on which banking institutions located in San Francisco, California or Boston, Massachusetts, are authorized or required by Applicable Law or other governmental action to close; or (c) December 26, December 27, December 28, December 29, December 30 and December 31.

1.16       “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

1.17       “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

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1.18       “CDR” means a complementarity-determining region of an Antibody as defined by Kabat.

1.19       “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets that relate to this Agreement or any License Agreement; provided, however, that any public offering or any other bona fide capital raising event, public or private, a reorganization, spin-out, merger, consolidation or recapitalization, in each case, undertaken solely for tax planning purposes or solely to change a Party’s domicile shall not constitute a “Change of Control.”

1.20       “Clinical Trial” means a human clinical trial and any such other tests and studies in human subjects that are required by Applicable Law, recommended by the Governmental Authorities, or are otherwise necessary to obtain or maintain Regulatory Approvals for a product.

1.21       “CMCC” means Children’s Medical Center Corporation.

1.22       “CMCC Agreement” means that certain Exclusive License Agreement, between CMCC and SR, dated as of December 17, 2013, as the same may be amended or restated from time to time.

1.23       “Collaboration” has the meaning set forth in Section 2.1.

1.24       “Collaboration In-License” has the meaning set forth in Section 5.8.2.

1.25       “Collaboration IP” means the Collaboration Know-How and Collaboration Patents.

1.26       “Collaboration Know-How” means any Know-How that is first created or conceived by or on behalf of either or both of the Parties or their respective Affiliates (whether solely or jointly with any Third Party(ies)), in the course of activities performed under this Agreement at any time during the Term, including, for a given Program, the physical embodiments of any Program Antibodies for such Program, but excluding SR Platform Collaboration Know-How.

1.27       “Collaboration Patents” means any Patents Controlled by either Party that claim any Collaboration Know-How.

1.28       “Collaboration Target” means each of the Targets identified on Schedule 1.104.

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1.29       “Combination Product” means any product that comprises a Reversion Product sold in conjunction with another active component, whether packaged together or in the same therapeutic formulation.

1.30       “Commercially Reasonable Efforts” means, [***].

1.31       “Commercialization” means any and all activities directed to the commercial manufacturing (including Manufacturing) or commercial supply of a product, marketing, detailing, promoting, advertising and seeking of pricing and reimbursement of such products (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product), and will include marketing, promoting, advertising, detailing, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such products, importing, exporting or transporting such products for commercial sale, and all regulatory compliance with respect to the foregoing.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.32       “Competitive Infringement” means, [***].

1.33       “Competitive Product” has the meaning set forth in Section 2.9.1(a).

1.34       “Confidential Information” means, with respect to a Party, all confidential or proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

1.35       “Continuing Program Antibody” has the meaning set forth in Section 10.6.3(a).

1.36       “Continuing Program Antibody Notice” has the meaning set forth in Section 10.6.3(a).

1.37       “Control”, “Controls” or “Controlled” means when used with respect to any item of Know-How, Regulatory Materials, material, Patent, or other intellectual property right, the possession (whether by ownership, license or sublicense, other than by a license, sublicense or other right granted (but not assignment) pursuant to this Agreement) by a Party of the ability to assign or grant to the other Party the licenses, sublicenses or rights to access and use such

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Know-How, Regulatory Materials, material, Patent, or other intellectual property right as provided for in this Agreement or as will be provided under a License Agreement, without, other than with respect to any SR In-Licenses, paying any consideration to any Third Party (now or in the future) or violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party would be required hereunder to grant such license, sublicense or rights of access and use.  Notwithstanding anything in this Agreement to the contrary, unless and until a Party (or its Affiliate) breaches Section 2.9.5, such Party will be deemed not to Control any Know-How, Regulatory Materials, material, Patent, or other intellectual property right that are owned or in-licensed by an Acquirer except (a) with respect to any such Know-How, Regulatory Materials, material, Patent, or other intellectual property right arising from active participation by employees or consultants of the Acquirer in connection with this Agreement after such Change of Control, (b) to the extent that any such Know-How, Regulatory Materials, material, Patent, or other intellectual property right is included in or used in furtherance of this Agreement by the Acquirer after such Change of Control, or (c) for Know-How, Regulatory Materials, material, Patent, or other intellectual property right constituting improvements (or direct improvements to such improvements) to the SR IP or the Gilead IP (as applicable) in existence prior to such Change of Control created or conceived by any employees or consultants of the Acquirer.

1.38       “Cover”, “Covering” or “Covered” means, with respect to an Antibody, that the using, selling, manufacturing or offering for sale of such Antibody would, but for a license granted in this Agreement, infringe a Valid Claim of any Patent within the SR IP or Joint Collaboration IP in the country in which the activity occurs.

1.39       “Cure Period” has the meaning set forth in Section 10.2.1.

1.40       “Delivered Antibody” means, with respect to a given Program, any Antibody that (a) satisfies all of the Program Criteria for such Program, and (b) is first identified, sequenced, generated or otherwise discovered by or on behalf of SR (or any of its Affiliates or Third Party Subcontractors) during the applicable Option Exercise Period in the Field (whether under such Program or outside this Agreement), but in all instances, excluding Existing Program Antibodies, Excluded Antibodies and Rejected Development Candidate.

1.41       “Development” means Research and all activities related to pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Trials (whether necessary, recommended or required to obtain approval), including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of applications for Regulatory Approvals and Pricing Approvals, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Governmental Authority as a condition or in support of obtaining or maintaining a Regulatory Approval or Pricing Approval, as applicable.  When used as a verb, “Develop” means to engage in Development.

1.42       “Development Candidate Nomination” has the meaning set forth in Section 2.2.2(a).

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1.43       “Development Candidate Nomination Package” means, on a Program-by-Program basis, with respect to a Development Candidate Nomination for a given Program made in accordance with Section 2.2.2(a), the following: (a) [***].

1.44       “Development Criteria” means the criteria for selection of a Selected Development Candidate as set forth on Schedule 1.44.

1.45       “Directed” means, with respect to an Antibody (including a product that constitutes, incorporates, comprises or contains such Antibody) and a Target, that such Antibody (including a product that constitutes, incorporates, comprises or contains such Antibody) binds such Target with a minimum binding affinity, [***].

1.46       “Disclosing Party” has the meaning set forth in Section 7.1.

1.47       “Dispute” has the meaning set forth in Section 11.10.1.

1.48       “Dollars” or “$” means the legal tender of the United States.

1.49       “Effective Date” has the meaning set forth in the preamble.

1.50       “EMA” has the meaning set forth in Section 1.120.

1.51       “Enforcing Party” has the meaning set forth in Section 6.9.4.

1.52       “Equity Agreements” means that certain Stock Purchase Agreement, by and between Scholar Rock Holding Corporation and Gilead, dated as of the Effective Date, and such other agreements as are contemplated therein, as the same may be amended or restated from time to time.

1.53       “EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto.

1.54       “Excluded Agreement” means that certain Exclusive License Agreement, between Children’s Medical Center Corporation and SR, dated as of December 17, 2013, as the same may be amended or restated from time to time.

1.55       “Excluded Antibodies” means [***].

1.56       “Exclusions Lists” has the meaning set forth in Section 1.157.

1.57       “Executive Officers” means (a) with respect to SR, SR’s Chief Executive Officer or his or her designee with appropriate decision-making authority and (b) with respect to Gilead, Gilead’s Chief Scientific Officer or his or her designee with appropriate decision-making authority.

1.58       “Existing Confidentiality Agreement” has the meaning set forth in Section 7.9.

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1.59       “Existing Program Antibodies” means, on a Program-by-Program basis, those Antibodies for such Program set forth on Schedule 1.59.

1.60       “Existing SR In-Licenses” means any license agreements entered into by SR or any of its Affiliates with a Third Party prior to the Effective Date, pursuant to which a Third Party grants SR or any of its Affiliates a license pursuant to which SR or any of its Affiliates Controls any SR Background IP, as set forth in Schedule 1.60.  For clarity, the Existing SR In-Licenses do not include the Excluded Agreement.

1.61       “Expert” means an individual who holds a Ph.D. in chemistry or biology, has at least ten (10) years of biotechnology or pharmaceutical industry experience and expertise having occupied at least one senior position within a large biotechnology or pharmaceutical company relating to research or development, is not a current or, within the immediately preceding five (5) year period preceding identification of such an individual, former employee or consultant of either Party or its Affiliates, and is fluent in the English language.

1.62       “Expert Panel” has the meaning set forth in Section 4.1.6(f).

1.63       “FDA” has the meaning set forth in Section 1.120.

1.64       “Field” means the diagnosis, treatment, cure, mitigation or prevention in humans or animals of any diseases, disorders or conditions other than the Oncology Field.

1.65       “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, overseeing, monitoring, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice — ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, Guidelines for Good Clinical Practice — ICH Harmonized Tripartite Guideline (ICH E6).

1.66       “Gilead” has the meaning set forth in the preamble hereto.

1.67       “Gilead Collaboration IP” means any (a) Collaboration Know-How created or conceived by or on behalf of Gilead or its Affiliates (whether solely or jointly with any Third Party(ies)), in the course of activities performed under this Agreement, and (b) Patents that claim such Know-How, but excluding, in each case of (a) and (b), SR Collaboration IP, Joint Collaboration IP and SR Platform Collaboration IP.

1.68       “Gilead IP” has the meaning set forth in Section 6.6.3.

1.69       “Gilead Reversion IP” has the meaning set forth in Section 10.6.1(c).

1.70       “GLP” means the applicable then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States, as they may be

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updated from time to time), and the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities.

1.71       “GMP” means all applicable standards relating to current good manufacturing practices for fine chemicals, intermediates, bulk products, biologic components, raw materials and/or finished biological or pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 600, 601 and 610, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Law promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable biological or pharmaceutical compound or product, as applicable.

1.72       “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, licensing body, officer, official, representative, organization, unit, body or entity and any court or other tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum)), (c) supra-national or multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.73       “HHS” has the meaning set forth in Section 1.11.

1.74       “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto.  References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.75       “Indemnification Claim Notice” has the meaning set forth in Section 9.3.

1.76       “Indemnified Party” has the meaning set forth in Section 9.3.1.

1.77       “Indemnifying Party” has the meaning set forth in Section 9.3.1.

1.78       “Indication” means a disease or pathological condition for which clinical results for such disease or condition and a separate BLA application (or equivalent regulatory filing or application outside of the United States) or a supplement (or other addition) to an existing BLA application (or equivalent regulatory filing or application outside of the United States) is required for the purpose of obtaining Regulatory Approval in a country or territory. For clarity, (a) moving from one line of therapy to another within an Indication shall not be considered to be a new Indication, a non-limiting example of which is moving from second line therapy to first line therapy, (b) a single Indication would include the primary disease, disorder or condition and all variants or sub-divisions or sub-classifications within such primary disease, disorder or condition, and regardless of prophylactic or therapeutic use, pediatric or adult use and

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irrespective of different formulation(s), dosage forms, dosage strengths, or delivery system(s) used and (c) obtaining a label expansion for use of a biological or pharmaceutical product as a combination product shall not be considered to be a new Indication.

1.79       “Joint Collaboration Know-How” has the meaning set forth in Section 6.6.4.

1.80       “Joint Collaboration IP” has the meaning set forth in Section 6.6.4.

1.81       “Joint Collaboration Patents” has the meaning set forth in Section 6.6.4.

1.82       “Joint Patent Committee” has the meaning set forth in Section 4.2.1.

1.83       “JSC” has the meaning set forth in Section 4.1.1.

1.84       “Know-How” means any (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools; and (b) tangible manifestations thereof, including any of the foregoing relating to matter, cells, cell lines, assays, animal models, human tissue, fluid or cells, and any other physical, biological or chemical material, in all cases, whether or not confidential, proprietary, patented or patentable, in written, electronic or any other form now known or hereafter developed, but excluding any Patents.

1.85       “Knowledge” means, [***].

1.86       “License Agreement” means each of the License Agreements entered into by and between the Parties following the exercise of an Option, each substantially in the form attached hereto as Exhibit A (including, as any such License Agreement may be amended or restated in accordance with its terms).

1.87       “Losses” means all losses, costs, claims, damages, liabilities and expense (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation).

1.88       “Materials” has the meaning set forth in Section 2.7.

1.89       “Manufacture” means all activities related to the manufacturing of a product or, in either case, any raw material, component or ingredient thereof, including test method development and stability testing, formulation, cell line development, process development and validation, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or any component or ingredient thereof, quality

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assurance and quality control activities related to manufacturing and release of a product, and regulatory activities related to any of the foregoing.

1.90       “Non-Enforcing Party” has the meaning set forth in Section 6.9.4.

1.91       “Non-Prosecuting Party” has the meaning set forth in Section 6.7.3.

1.92       “Officials” has the meaning set forth in Section 2.8.2.

1.93       “Oncology Field” means the diagnosis, treatment, cure, mitigation or prevention of an Indication characterized by abnormal cellular proliferation, including solid or liquid malignancies (including primary and metastatic tumors), lymphoid and myeloid proliferative disorders (including myelodysplastic syndrome and myelofibrosis), and hematopoietic control or dysregulations.  For clarity, “Oncology Field” (a) includes cancer immunotherapy and immuno-oncology and (b) does not include NASH or the treatment of fibrosis for or in any organ (e.g. that could be seen as prevention of malignancy, for instance, HCC), but does include the treatment of desmoplastic tumors (e.g., that could be seen as malignancies with a fibrotic component).

1.94       “Option” has the meaning set forth in Section 3.1.

1.95       “Option Exercise Notice” has the meaning set forth in Section 3.2.1.

1.96       “Option Exercise Period” means, on a Program-by-Program basis, the period beginning on the Effective Date and ending on the earliest of (a) the date that is [***] days following the expiration of the Research Collaboration Term for such Program (except as the Parties may mutually agree in writing to extend such time period), (b) the date that Gilead exercises its Option for such Program in accordance with this Agreement, or (c) the termination of such Program in accordance with Article 10.

1.97       “Party” or “Parties” has the meaning set forth in the preamble hereto.

1.98       “Patent Challenge” has the meaning set forth in Section 10.5.

1.99       “Patents” means (a) any national, regional and international patents and patent applications, including provisional patent applications; (b) any patent applications filed from such patents, patent applications or provisional applications or from an application claiming priority to either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications; (c) any patents that have issued or in the future issue from the foregoing patent applications described in clauses (a) and (b), including utility models, petty patents and design patents and certificates of invention; and (d) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (a), (c) and (d).

1.100     “Payment” has the meaning set forth in Section 2.8.2.

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1.101     “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or any Governmental Authority.

1.102     “Pre-Clinical Development” means any preclinical Development with respect to a product, including stability testing, toxicology, formulation, and process development, but specifically excluding GLP toxicology studies and IND-enabling manufacturing or regulatory activities.

1.103     “Pricing Approval” means any governmental approval, agreement, determination, or decision establishing the prices for a product that can be charged or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities negotiate, approve, or determine the price or reimbursement of biological or pharmaceutical products.

1.104     “Program” means Program 1, Program 2, and/or Program 3, individually or collectively, as the context requires.

1.105     “Program 1” means the Research and Pre-Clinical Development program in the Field described on Schedule 1.104 under the heading “Program 1”, to be undertaken by or on behalf of the Parties or their respective Affiliates under this Agreement.

1.106     “Program 1 Collaboration Target” has the meaning set forth on Schedule 1.104.

1.107     “Program 1 SR Excluded Antibody” means [***].

1.108     “Program 2” means the Research and Pre-Clinical Development program in the Field described on Schedule 1.104 under the heading “Program 2”, to be undertaken by or on behalf of the Parties or their respective Affiliates under this Agreement.

1.109     “Program 2 Collaboration Target” has the meaning set forth on Schedule 1.104.

1.110     “Program 3” means the Research and Pre-Clinical Development program in the Field described on Schedule 1.104 under the heading “Program 3”, to be undertaken by or on behalf of the Parties or their respective Affiliates under this Agreement.

1.111     “Program 3 Collaboration Target” has the meaning set forth on Schedule 1.104.

1.112     “Program Antibody” means, on a Program-by-Program basis, [***].

1.113     “Program Collaboration Target” means Program 1 Collaboration Target, Program 2 Collaboration Target, and/or Program 3 Collaboration Target, individually or collectively, as the context requires.

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1.114     “Program Criteria” means, on a Program-by-Program basis, the combination of specific characteristics that define an Antibody for such Program, as further described on Schedule 1.104 for such Program.

1.115     “Program Specific Information” means, [***].

1.116     “Prosecuting Party” has the meaning set forth in Section 6.7.3.

1.117     “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as reissues and appeals with respect to such Patent, together with the initiation or defense of interferences, derivation proceedings, post-grant proceedings, oppositions and other similar proceedings with respect to the particular Patent, and any appeals therefrom.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement or defense actions taken with respect to a Patent.

1.118     “Receiving Party” has the meaning set forth in Section 7.1.

1.119     “Regulatory Approval” means all approvals, licenses, permits, certifications, and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a biological or pharmaceutical product for a particular Indication in a country in the world, but excluding Pricing Approvals.

1.120     “Regulatory Authority” means any national or supranational Governmental Authority, including the UK Medicines and Healthcare products Regulatory Agency (and any successor entity thereto) in the UK, the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be in Japan, or any health regulatory authority in any country or region in the Territory that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a biological or pharmaceutical product, as applicable, in such country or region.

1.121     “Regulatory Materials” means the regulatory registrations, listings, applications, licenses, certifications, authorizations and approvals (including INDs and any supplements and amendments thereto), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, distribution, or commercialization of a biological or pharmaceutical product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each Regulatory Approval, including all drug master files (if any), INDs and supplemental new drug applications (sNDAs) and foreign equivalents of any of the foregoing.

1.122     “Rejected Development Candidate” has the meaning set forth in Section 2.2.2(c).

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1.123     “Related Antibody” means [***].

1.124     “Research” means any research activities with respect to a product.

1.125     “Research Collaboration Term” means, on a Program-by-Program basis, the period beginning on the Effective Date and ending on the earliest to occur of (a) the date that the JSC first approves a Selected Development Candidate with respect to such Program, (b) the third (3rd) anniversary of the Effective Date, (c) the effective date of termination of this Agreement (with respect to such Program or in its entirety) in accordance with Section 10.2, Section 10.3 or Section 10.4, as applicable; provided that the Research Collaboration Term for a given Program shall automatically terminate upon Gilead’s exercise of the Option with respect to such Program.

1.126     “Research Plan” has the meaning set forth in Section 2.2.1(a).

1.127     “Reversion Products” has the meaning set forth in Section 10.6.1(c).

1.128     “Selected Development Candidate” means, on a Program-by-Program basis, any Program Antibody from such Program that is selected as a “Selected Development Candidate” in accordance with Section 2.2.2(a).

1.129     “SR” has the meaning set forth in the preamble hereto.

1.130     “SR Background IP” means SR Background Know-How and SR Background Patents.

1.131     “SR Background Know-How” means, [***].

1.132     “SR Background Patents” means, [***].

1.133     “SR Collaboration IP” means any SR Collaboration Know-How and SR Collaboration Patents.

1.134     “SR Collaboration Know-How” means any Know-How first created or conceived by or on behalf of SR or its Affiliates (whether solely or jointly with any Third Party(ies)) in the course of activities performed under this Agreement, but excluding any Gilead Collaboration IP, Joint Collaboration IP or SR Platform Collaboration IP.

1.135     “SR Collaboration Patents” any Patents that claim SR Collaboration Know-How.

1.136     “SR Core Patents” means all Patents within the SR Background Patents, SR Collaboration Patents and SR Platform Collaboration Patents, excluding any SR Program Patents.

1.137     “SR Equity” has the meaning set forth in Section 5.2.

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1.138     “SR In-Licenses” means the Existing SR In-Licenses and the Collaboration In-Licenses.

1.139     “SR IP” means the SR Background IP, SR Collaboration IP and SR Platform Collaboration IP.

1.140     “SR New In-License” has the meaning set forth in Section 5.8.2.

1.141     “SR Platform” means [***].

1.142     “SR Platform Collaboration IP” means any SR Platform Collaboration Know-How and SR Platform Collaboration Patents.

1.143     “SR Platform Collaboration Know-How” means [***].

1.144     “SR Platform Collaboration Patents” means [***].

1.145     “SR Program Patents” means [***].

1.146     “SR Reagents” means, [***].

1.147     “Subcommittee” has the meaning set forth in Section 4.3.

1.148     “Subcontracting Party” has the meaning set forth in Section 2.4.

1.149     “Target” means a protein or protein complex to which a molecule binds.

1.150     “Termination Agreement” has the meaning set forth in Section 10.1.

1.151     “Term” has the meaning set forth in Section 10.1.

1.152     “Territory” means worldwide.

1.153     “TGFb Superfamily” means the targets identified on Schedule 1.153.

1.154     “Third Party” means any Person other than SR or Gilead that is not an Affiliate of SR or of Gilead.

1.155     “Third Party Claim” means any suits, claims, actions, proceedings or demands brought by a Third Party.

1.156     “Third Party Payments” has the meaning set forth in Section 5.8.1.

1.157     “Third Party Subcontractor” means any Third Party subcontractor used by or on behalf of a Party or its Affiliates in the performance of a Program.

1.158     “Third Party Subcontractor Agreement” means an agreement entered into by a Party with a Third Party Subcontractor.

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1.159     “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.160     “Valid Claim” means (a) a claim of an issued and unexpired patent which has not been abandoned, revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, un-appealed within the time allowed for appeal, and which has not been admitted to be invalid or unenforceable through reissue or disclaimer or otherwise, or (b) a claim of a pending patent application that was filed, and is being prosecuted, in good faith and has not been (i) cancelled, abandoned or finally disallowed without the possibility of appeal or refiling of such application, or (ii) pending for more than seven (7) years since such claim was first presented.  For clarity, in the event such aforementioned pending claims issue after such seven (7) year period and while the Term of this Agreement is continuing with respect to the subject matter of such claims, such claims will be Valid Claims to the extent they satisfy the provisions of (a) in the preceding sentence.

1.161     1.162     “Violation” means that a Party or any of its officers or directors or any other personnel of such Party (or other permitted agents of such Party performing activities hereunder including Third Party contractors and their respective officers and directors) has been:  (a) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (b) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or otherwise excluded from contracting with the federal government (see the System for Award Management (formerly known as the Excluded Parties Listing System) at http://sam.gov/portal/public/SAM/); or (c) listed by any U.S. federal agency as being suspended, debarred, disqualified, excluded or otherwise ineligible to participate in federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (a), (b) and (c) collectively the “Exclusions Lists”).

ARTICLE 2.
COLLABORATION

2.1         Collaboration Overview.  On a Program-by-Program basis, pursuant to this Agreement and as further provided in this Article 2, during the Research Collaboration Term, SR shall conduct (a) Research activities in the Field with the goals of characterizing and identifying Program Antibodies for each Program and (b) Pre-Clinical Development activities in the Field in accordance with a Research Plan with respect to Program Antibodies with the goal of identifying Program Antibodies that meet the Development Criteria for such Program (the “Collaboration”). The Parties acknowledge that the Programs could result in the identification of no Program Antibodies for a given Program or multiple Program Antibodies for such Program.  In no event shall (i) any of the Programs be conducted in the Oncology Field, or (ii) any of the Programs, Program Antibodies or Selected Development Candidates use, disclose, include, incorporate, contain or reference any of the Excluded Antibodies.  For clarity, on a Program-by-Program basis, Gilead shall conduct Research and Pre-Clinical Development

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activities in the Field for a given Program solely as (A) mutually agreed by the Parties and (B) set forth in a Material Transfer Agreement or a written amendment to this Agreement.

2.2         Programs.

2.2.1       Research Plans.

(a)           On a Program-by-Program basis, during the applicable Research Collaboration Term, each Program will be conducted by or on behalf of SR (including by any Affiliates or Third Party Subcontractors), in accordance with a written plan governing such Program, with the goal of identifying and Researching and Pre-Clinically Developing Program Antibodies, but solely to the extent set forth in such plan, that meet the Development Criteria for nomination as Selected Development Candidates under such Program (each, a “Research Plan”), each of which are attached hereto on Exhibit B.

(b)           On an annual basis, the JSC will review and update each Research Plan based on the currently available information and data, and the JSC will review, discuss and determine whether to approve any such update.  Further, at any time during the applicable Research Collaboration Term for a given Program, either Party, directly or through its representatives on the JSC, may propose any amendment to the Research Plan for such Program, including in light of changed circumstances; provided that all such amendments shall be subject to approval by the JSC; provided, further, that subject to Article 4, each Research Plan shall include [***].  In the event of any inconsistency between a Research Plan and this Agreement, the terms of this Agreement will prevail.

2.2.2       Nomination of Selected Development Candidate; Rejected Development Candidates.

(a)           On a Program-by-Program basis, during the applicable Research Collaboration Term, SR shall notify Gilead, through the JSC, of any Program Antibodies that SR reasonably believes satisfies the Development Criteria for such Program within [***] Days of SR reaching such determination; provided, however, that SR shall have no obligation to provide Gilead any such notice with respect to any Excluded Antibodies. The identity of such Program Antibodies identified by SR in accordance with this Section 2.2.2(a) or otherwise determined by the JSC to be considered for inclusion as Selected Development Candidates shall be referred to as the “Development Candidate Nomination.”  The Development Candidate Nomination shall be included in the minutes of the JSC meeting; provided that, except as expressly permitted in this Agreement, under no circumstances shall SR disclose to Gilead or any of its Affiliates the nucleic acid sequence of any Program Antibody without Gilead’s prior written consent or request therefor.

(b)           On a Program-by-Program basis, within [***] days of SR’s notification to the JSC of a Development Candidate Nomination for such Program (or Gilead’s written request for the JSC to consider a Program Antibody for inclusion as a Development Candidate Nomination for such Program, as applicable), SR shall provide to Gilead, or a Third Party advisor designated by Gilead in writing, the Development Candidate Nomination Package

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for such Development Candidate Nomination for such Program.  During the applicable Option Exercise Period, SR shall promptly provide to Gilead in writing any material updates to the information or materials contained in the Development Candidate Nomination Package for the relevant Program.  In addition, during the applicable Option Exercise Period, Gilead (or its Third Party advisor) shall have the right to reasonably request that SR provide to Gilead (or its Third Party advisor) additional information and records related to such Development Candidate Nomination that are not required to be included in the Development Candidate Nomination Package that will be used by Gilead to determine whether to exercise its Option with respect to such Program, and SR shall respond to such requests promptly with such additional information that is in its actual possession or that is reasonably obtainable; provided, for clarity, that (i) SR shall in no event be required to conduct any new or additional Research and Pre-Clinical Development activities to generate any such additional information or records, except to the extent that the Parties mutually agree in writing and Gilead agrees to be responsible for the costs incurred, and (ii) any such additional information or records that are delivered after the expiration of the Option Exercise Period will only extend such Option Exercise Period for up to an additional [***] days.

(c)           On a Program-by-Program basis, within [***] days following Gilead’s (or its designee’s) receipt of the Development Candidate Nomination Package for a Program, including such other information as described in Section 2.2.2(b), as applicable, the JSC shall review such Development Candidate Nomination and, subject to Section 4.1.6(e) and Section 4.1.6(f), as applicable, determine whether such Development Candidate Nomination meets the Development Criteria.  Within [***] days following the determination by the JSC (or the Expert Panel, as applicable) that such a Development Candidate Nomination does meet the Development Criteria, the JSC shall meet and consider whether to (i) select such Development Candidate Nomination as the Selected Development Candidate for such Program or (ii) reject such Development Candidate Nomination as a Selected Development Candidate for such Program (a “Rejected Development Candidate”).  Subject to the JSC’s approval, such Development Candidate Nomination shall be deemed a “Selected Development Candidate” for such Program under this Agreement; provided that if the JSC does not approve such Development Candidate Nomination as a Selected Development Candidate within such [***] day period, the Development Candidate Nomination will be classified as a Rejected Development Candidate.

(d)           On a Program-by-Program basis, in the event that a Development Candidate Nomination becomes a Rejected Development Candidate in accordance with Section 2.2.2(c), then during the remainder of the Research Collaboration Term for such Program and at all times thereafter, SR may (alone or with one or more Third Parties) research, develop, manufacture or commercialize any Rejected Development Candidate in the Oncology Field.

(e)           Without prejudice to Gilead’s obligations pursuant to Article 5, each Party shall be solely responsible for any and all costs and expenses incurred by such Party or its Affiliates in connection with the performance of each Program during the Research Collaboration Term.

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2.3         Information Rights.

2.3.1       Periodic Reporting Obligations During Research Collaboration Term.  Without limiting SR’s obligations under Section 2.2, at least [***] Days in advance of each JSC meeting, SR shall provide the JSC written progress reports on the status of the activities under each Program during the applicable Research Collaboration Term, including [***].  The identity of each such Program Antibody shall be included in the minutes of the JSC meeting; provided that, except as expressly permitted in this Agreement, under no circumstances shall SR disclose to Gilead or any of its Affiliates the nucleic acid sequence of any Program Antibody without Gilead’s prior written consent or request therefor.

2.3.2       Final Report.  At the final meeting of the JSC prior to expiration of the last to expire Research Collaboration Term (but, in any case, at least [***] days prior to expiration of the last to expire Option Exercise Period), SR shall prepare [***].  Upon request by Gilead the Parties shall promptly meet to discuss such data and information provided by SR to Gilead pursuant to this Section 2.3 to enable Gilead to determine whether to exercise its Option for any such Programs.

2.3.3       Form of Reports.  [***].

2.4         Subcontracting.  Each Party will be entitled to utilize the services of Third Parties to perform activities under this Agreement, provided that (a) the Party engaging a Third Party (the “Subcontracting Party”) will require that such Third Party performs its obligations in a manner consistent with the terms of this Agreement and (b) the Subcontracting Party will remain at all times fully liable for its responsibilities.  The Subcontracting Party will require that any such Third Party agreement entered into pursuant to this Section 2.4 (i) include confidentiality and non-use provisions that are substantially similar to those set forth in Article 7 (but of duration customary in confidentiality agreements entered into for a similar purpose); and (ii) obtain ownership of, or a fully sublicensable license (or, solely with respect to an academic institution, university or non-commercial Third Party, an exclusive option to obtain or negotiate such license) under and to, any Know-How and Patents that are created or conceived by such Third Party in the performance of such agreement and are necessary or reasonably useful to Research, Develop, Manufacture or Commercialize Program Antibodies in the Field.  For clarity, the foregoing requirement to obtain ownership of, or a fully sublicensable license (or, solely with respect to an academic institution, university or non-commercial Third Party, an exclusive option to obtain or negotiate such license), shall not apply to any improvements to the proprietary core or platform technology owned or in-licensed by any such Third Party or its Affiliates unless such improvements are necessary or reasonably useful to Research, Develop, Manufacture or Commercialize those Program Antibodies with respect to which a Party or its Affiliate conducted its activities under such Third Party agreement.  The Subcontracting Party will be solely responsible for direction of and communications with such Third Party.  In each agreement with a Third Party that relates solely to Program Antibodies, the Subcontracting Party will use Commercially Reasonable Efforts to require that such agreement is freely assignable to the other Party.

2.5         Program Records.  SR shall for a period of no less than [***] years (or such longer period of time as may be required by Applicable Law) following the expiration or termination of the Term for each Program, maintain (and shall cause its Affiliates and Third

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Party Subcontractors to maintain) complete, current and accurate records of all activities conducted by or on behalf of SR and its Affiliates (including through any Third Party Subcontractor) under such Program, and all data and other information resulting from such activities.  Such records shall fully and properly reflect all work done and results achieved in the performance of the activities under each Program in good scientific manner appropriate for regulatory and patent purposes, and shall be prepared and maintained in accordance with Applicable Law.  SR shall document (and shall cause its Affiliates and the Third Party Subcontractors to document) all studies conducted by or on behalf of it hereunder in formal written study records according to Applicable Law.  Gilead shall have the right to review and copy such records at reasonable times, as reasonably requested by Gilead.

2.6         Inspection Rights.  Gilead shall have the right to audit and inspect SR’s (and its Affiliates’ or, to the extent permitted under the applicable Third Party Subcontractor Agreements, its Third Party Subcontractors’) activities under the Programs, which shall include the right to access SR’s records and facilities (including records and facilities of its Affiliates or, to the extent permitted under the applicable Third Party Subcontractor Agreements, its Third Party Subcontractors, in each case regarding work conducted under the Programs in accordance with Section 2.5) as reasonably requested by Gilead, and [***], to confirm compliance with the requirements of, and performance under, this Agreement; [***].

2.7         Material Transfer.  On a Program-by-Program basis, during the Research Collaboration Term, upon mutual agreement by the Parties, SR shall transfer to Gilead the biological or chemical materials Controlled by SR for such Program, including reasonable quantities of any Program Antibodies for such Program (the “Materials”) that are reasonably requested by Gilead or its Affiliate; provided that any  transfers of such Materials by SR to Gilead will be documented in a material transfer agreement, which will set forth the type and name of the Materials transferred, the amount of the Materials transferred, and the purpose for the transfer (a “Material Transfer Agreement”).  For clarity, Gilead and its Affiliates or Third Party Subcontractors shall have the right to use the Materials solely for purposes of (a) determining whether to designate a given Program Antibody as a Development Candidate Nomination pursuant to Section 2.2.2, (b) evaluating whether to exercise its Option with respect to such Program, or (c) such other purposes as may be agreed to by the Parties in writing after discussion at the JSC and, in each case, as stated in the applicable research plan in the applicable Material Transfer Agreement, and for no other purposes.

2.8         Compliance Provisions.  To the extent that either Party conducts activities under this Agreement, the following shall apply:

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2.8.1       General.  Each Party will conduct, and will ensure its Affiliates and Third Party Subcontractors conduct, all activities hereunder in compliance with all Applicable Law, and such Party will promptly, after it becomes aware, notify the other Party in writing of any deviations from any of the foregoing.  In addition, each Party hereby certifies that it has not employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any Person (a) debarred under United States law (including Section 21 USC §335a), disqualified under U.S. 21 C.F.R. Parts 56, 58, or 312, or any foreign equivalent thereof or (b) that is the subject of an HHS or FDA debarment or disqualification investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), in each case, in performing any portion of the activities hereunder, including any Research, Development and Manufacturing of Program Antibodies.  Each Party will notify the other Party in writing immediately if any such debarment or disqualification occurs or comes to its attention, and will, with respect to any person or entity so debarred promptly remove such person or entity from performing any such activities, function or capacity related to any such activities.

2.8.2       Governments and International Public Organizations.  Neither Party will make any payment (and each Party shall ensure that its Affiliates do not make any payment), either directly or indirectly, of money or other assets, including any compensation SR derives from this Agreement (hereinafter collectively referred to as a “Payment”), to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred to as “Officials”) where such Payment would constitute a material violation of any Applicable Law.  In addition, regardless of legality, neither Party will make any Payment, and will ensure that its Affiliates and Third Party Subcontractors make no payment, either directly or indirectly to Officials if such Payment is for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of the other Party’s business.

2.8.3       No Authority.  No employee of a Party or its Affiliates will have authority to give any direction, either written or oral, relating to the making of any commitment by the other Party or its agents to any Third Party in violation of terms of this or any other provisions of this Agreement.

2.8.4       Exclusions Lists.  Neither Party will use (and will cause its Affiliates and Third Party Subcontractors not to use) in the performance of the Program any Person (including any employee, officer, director or Third Party contractor) who is (or has been) on the Exclusions List or who is subject to an investigation or proceeding to be added to the Exclusions List, or who is (or has been) in Violation, in the performance of any activities hereunder.  Each Party certifies that, as of the Effective Date, such Party has screened itself and its Affiliates, and its and their officers and directors against the Exclusions Lists and that it has informed the other Party in writing whether such Party or its Affiliates, or any of its or their officers or directors has been in Violation.  After the execution of this Agreement, each Party will notify the other Party in writing immediately if any such Violation occurs or comes to its attention.  Gilead will provide SR with reasonable assistance that SR requests from time to time in writing to determine whether or not a Violation has or may occur; provided that such assistance shall be limited to Gilead directing SR to certain legal requirements.

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2.9         Exclusivity.

2.9.1       General.

(a)           During the Option Exercise Period for a given Program (and including the period between the execution date and the effective date of a License Agreement for a given Program to the extent Gilead exercises its Option with respect to such Program), except for the performance of Collaboration activities under and in accordance with this Agreement or in connection with Gilead’s exercise of its rights or performance of its obligations under any License Agreement, neither Party nor its Affiliates shall: [***].

(b)           During the Option Exercise Period for a given Program (and including the period between the execution date and the effective date of a License Agreement for a given Program to the extent Gilead exercises its Option with respect to such Program), neither SR nor any of its Affiliates shall: [***].

(c)           Without limiting any of the terms and conditions of this Agreement (including with respect to intellectual property matters), at all times during the Term, SR and its Affiliates may (i) alone or with or for any Third Party, Research, Develop, Manufacture or Commercialize any Excluded Antibody in the Oncology Field; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i) with respect to any Excluded Antibody in the Oncology Field; or (iii) transfer, assign, convey or otherwise sell any Excluded Antibody in the Oncology Field.

(d)           [***].

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2.9.2       Acquired Programs and Acquirer Programs.  Notwithstanding Section 2.9.1, in the event:

(a)           either Party or its Affiliate acquires a Third Party (by merger, sale, consolidation, reorganization, or other Change of Control) so that such Third Party becomes an Affiliate of such Party, or such Party or its Affiliate acquires all or substantially all of the assets of a Third Party (including any subsidiaries or divisions thereof), and as of the date of such acquisition such Third Party has, or the acquired assets contain a program or product that existed prior to such acquisition that would otherwise violate Section 2.9.1 (an “Acquired Program”), then [***]; or

(b)           either Party is acquired by a Third Party (by merger, sale, consolidation, reorganization or other Change of Control) so that such Third Party becomes an Affiliate of such Party, and, as of the date of such acquisition or later, such Third Party has a program or product that would otherwise violate Section 2.9.1 (an “Acquirer Program”), then [***].

2.9.3       [***].

2.9.4       [***].

2.9.5       [***].

2.10       License Agreement.  Notwithstanding the foregoing provisions of this Article 2 or anything to the contrary in this Agreement, if a License Agreement becomes effective with respect to a given Program in accordance with the terms and conditions of this Agreement (including Section 3.2), then, except as otherwise expressly set forth in such License Agreement, this Agreement will expire with respect to such Program, and the provisions of such License Agreement shall control with respect to such Program and any Program Antibody thereunder.

ARTICLE 3.
OPTIONS

3.1         Option Grant.  Subject to the terms and conditions of this Agreement, on a Program-by-Program basis, SR hereby grants to Gilead an exclusive Option, exercisable, in Gilead’s sole discretion, at any time during the applicable Option Exercise Period for such Program to enter into a License Agreement with respect to such Program (including the relevant Selected Development Candidate and all other Program Antibodies for such Program) in the Field (each, an “Option”).  For the avoidance of doubt, Gilead shall not be required to exercise any Option.

3.2         Option Exercise.

3.2.1       On a Program-by-Program basis, during the applicable Option Exercise Period, Gilead shall have the right (but not the obligation) to exercise the Option for such Program in its sole discretion by delivering written notice of such exercise to SR (the “Option Exercise Notice”); provided that, prior to exercising its Option, Gilead may request, and SR

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shall provide a list of any exceptions to any of SR’s representations or warranties set forth in the License Agreement for the applicable Program, as well as a draft of all schedules and exhibits to the License Agreement as proposed by SR to be attached to the License Agreement for the applicable Program.  Promptly following delivery of the Option Exercise Notice with respect to any Program, the Parties shall enter into the applicable fully negotiated License Agreement for such Program in the form thereof set forth in Exhibit A; provided that, if SR refuses to execute a License Agreement for a Program, SR hereby acknowledges and agrees that Gilead shall have the right to obtain specific performance and other equitable relief from any court having jurisdiction over SR to cause SR solely to execute a License Agreement for such Program, including specifying the relevant Program Antibodies arising under this Agreement as the subject of such License Agreement.  The Parties expressly agree that specific performance under this Section 3.2.1 is appropriate and necessary because, following exercise of the Option with respect to a given Program, any refusal by SR to execute a License Agreement for such Program will cause irreparable injury to Gilead and, further, Section 11.9 shall apply mutatis mutandis to the equitable relief of specific performance described in this Section 3.2.1.

3.2.2       On a Program-by-Program basis, if Gilead fails to provide its Option Exercise Notice before the expiration of the applicable Option Exercise Period, then Gilead’s Option shall expire and this Agreement shall terminate, in each case, with respect to such Program.  For the avoidance of doubt, (a) if Gilead determines to exercise its Option for a given Program, Gilead shall only be required to exercise its Option for a given Program one (1) time regardless of the number of Program Antibodies under such Program, and upon exercise of the Option for a given Program, all Program Antibodies from such Program shall be deemed to be Licensed Antibodies (as such term is defined in the License Agreement) for such Program, and (b) Gilead will be entitled to exercise a maximum of one (1) Option per Program for a total of three (3) Options.

3.2.3       If Gilead does not exercise an Option within the relevant Option Exercise Period, or Gilead delivers written notice to SR to terminate an Option prior to the expiration of the applicable Option Exercise Period, then (a) the Option with respect to the relevant Program shall automatically expire, (b) the Research Collaboration Term and Option Exercise Period with respect to the relevant Program shall automatically terminate, (c) each Party’s rights and obligations with respect to such Program and any Program Antibodies relating thereto (included under Section 2.9), shall automatically terminate, (d) all Existing Program Antibodies and Delivered Antibodies with respect to such Program, as such Existing Program Antibodies and Delivered Antibodies exist as of the effective date of such termination under such Program shall be classified as “Reversion Products” and subject to Section 10.6.1(c), and (d) each Party shall thereafter be free to exploit, alone or with one or more Third Parties, any Antibodies or products relating to such Program, in each case, without any further obligation to the other Party, but subject to the terms and conditions of Section 10.6.

3.3         Covenant.  On a Program-by-Program basis, commencing on the Effective Date until expiration of the applicable Option Exercise Period for such Program (and during the [***]-day Option exercise period described Section 10.6.3(b), if applicable), SR shall not (and SR shall ensure that its Affiliates do not) (a) assign, transfer, convey, encumber (including any liens or charges) or dispose of, or enter into any agreement with any Third Party to assign, transfer,

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convey, encumber (including any liens or charges) or dispose of, any SR IP related to such Program Antibodies, or (b) disclose any Program Specific Information to any Third Party, in each case ((a)-(b)), if such activity would conflict with any or limit the scope of any rights or licenses granted to Gilead hereunder with respect to such Program, including the Option for such Program.  For the avoidance of doubt, an assignment of this Agreement in accordance with Section 11.3 shall not be a breach of this Section 3.3.

ARTICLE 4.
GOVERNANCE

4.1         Joint Steering Committee.

4.1.1       Establishment.  Within [***] days after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) as more fully described in this Section 4.1.  Subject to Section 4.3, the JSC shall have review, oversight and decision-making responsibilities for those activities performed under the Programs to the extent expressly and as more specifically provided in Section 4.1.5.  Each Party agrees to keep the JSC informed of its progress and activities under the Collaboration.

4.1.2       Membership.  The JSC shall be comprised of [***] representatives (or such other number of representatives as the Parties may mutually agree, provided that the JSC will consist at all times of an equal number of representatives of each Party, unless otherwise agreed by the Parties in writing) from each of Gilead and SR.  Each representative of a Party shall have sufficient seniority and expertise to participate on the JSC as determined in such Party’s reasonable judgment.  SR shall designate the chairperson of the JSC, which chairperson shall be responsible for developing, in consultation with the representatives of Gilead, and circulating the agenda for each JSC meeting reasonably in advance thereof.  The chairperson shall have no additional powers or rights beyond those held by the other JSC representatives. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 11.11.  Each Party may, upon at least [***] days prior written notice to the other Party before the applicable meeting, invite non-member representatives of such Party and any Third Party to attend meetings of the JSC as non-voting participants; provided, however, that attendance of any representative of a Third Party at any JSC meeting shall be subject to the other Party’s prior approval for each applicable JSC meeting; provided, further, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in Article 7 prior to attending such meeting.

4.1.3       Meetings.  The first scheduled meeting of the JSC shall be held no later than [***] days after establishment of the JSC unless otherwise agreed by the Parties.  After the first scheduled meeting of the JSC until the JSC is disbanded in accordance with Section 4.1.7, the JSC shall meet in person or telephonically at least once each Calendar Quarter, or more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree; provided the JSC shall meet at least twice per Calendar Year in person.  The location of the in person meetings shall be alternatively selected by each Party.  The members of the JSC may also meet from time to time by means of

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telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate.  In any case where a matter within the JSC’s authority arises, the JSC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] days after the matter is first brought to the JSC’s attention (or, if earlier, at the next regularly scheduled JSC meeting).  Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses.  Meetings of the JSC are only effective if at least one (1) representative from each Party is present or participating in such meeting.

4.1.4       Minutes.  SR shall be responsible for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC.  Such minutes shall be effective only after such minutes have been approved by both Parties in writing, with any differences in the Parties’ recollections noted in such finalized minutes.  Definitive minutes of all JSC meetings shall be finalized no later than [***] days after the meeting to which the minutes pertain.

4.1.5       Responsibilities.  Except as otherwise set forth in Section 4.3, the JSC shall perform the following general functions, subject to the final decision-making authority as set forth in Section 4.1.6:

(a)           oversee, review and monitor activities performed for each Program;

(b)           serve as a forum for exchanging information and facilitating discussions regarding the conduct of the Programs;

(c)           on a Program-by-Program basis, review, discuss and amend the Research Plans;

(d)           review and comment on Program Antibodies and any Development Candidate Nomination, including parameters for Program Antibodies that do not meet the Development Criteria to be considered for Development Candidate Nomination;

(e)           determine whether an Antibody being Researched as part of Program 3 has activity in both fibrosis and oncology models in accordance with Schedule 1.104;

(f)            review and approve the selection of a given Development Candidate Nomination as a Selected Development Candidate;

(g)           review and confirm whether a given Development Candidate Nomination satisfies the Development Criteria;

(h)           manage the strategic direction of the Programs;

(i)            oversee Manufacturing of Program Antibodies under the Programs;

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(j)            oversee implementation of, and activities performed under, the Collaboration in accordance with this Agreement;

(k)           subject to Article 7, discuss a publications strategy applicable to all public disclosures of the results of any Program (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) for publications prior to the exercise of the Option for such Program;

(l)            discuss and attempt to resolve any disputes in any Subcommittees;

(m)          facilitate the flow of information between the Parties with respect to the Programs;

(n)           discuss and resolve disputes in connection with each Program; and

(o)           such other responsibilities as may be expressly set forth in this Agreement or as otherwise mutually agreed by the Parties from time to time.

For purposes of clarity, the JSC shall not have any authority beyond the specific matters set forth in this Section 4.1.5 (or otherwise expressly set forth in this Agreement), and in particular shall not have any power to (i) amend, modify, interpret or waive the terms of, or determine a Party’s breach or satisfaction of its obligations under, this Agreement, (ii) alter, increase, expand or waive compliance by a Party with a Party’s obligations, costs or expenses under this Agreement, (iii) direct the conduct by a Party of its obligations under this Agreement, (iv) impose any requirements that the other Party take or decline to take any action that would result in a violation of any Applicable Law or any agreement with any Third Party (including any SR In-License) or the infringement of intellectual property rights of any Third Party, (v)  take any action that conflicts with this Agreement, or (vi) request or require the Parties or their Affiliates to conduct any activities under this Agreement in the Oncology Field.

4.1.6       Decisions.

(a)           Except as otherwise set forth in this Agreement, all decisions of the JSC shall be made by consensus, with each Party having one (1) vote.

(b)           If the JSC cannot agree on a matter for which the JSC has decision-making authority within [***] days after it has met and attempted to reach such decision, then, either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution.  The Parties’ respective Executive Officers shall meet within [***] days after such matter is referred to them, and shall negotiate in good faith to resolve the matter.

(c)           If the Executive Officers are unable to resolve the matter within [***] days, or such other longer time frame as the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 4.1.6, then, except as set forth in Section 4.1.6(d), Section 4.1.6(e) and Section 4.1.6(f), [***].

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(d)           Notwithstanding Section 4.1.6(c), but subject to Section 4.1.6(e) and Section 4.1.6(f), [***] and the mutual consent of the Parties shall be required to:

(i)            approve any amendment to the activities under the Research Plan;

(ii)           make any changes to a Research Plan involving (A) any material decrease of the amount of funding, personnel or resources dedicated to any Program or (B) any material changes to the activities or deliverables under any Program;

(iii)          require any particular activities to be conducted by or on behalf of Gilead;

(iv)          make a decision that is stated to require the mutual agreement or mutual consent of the Parties (or that is subject to the determination of the other Party as set forth herein); or

(v)           otherwise expand a Party’s rights or reduce a Party’s obligations under this Agreement.

(e)           Notwithstanding Section 4.1.6(c), [***].

(f)            Without limiting Section 4.1.6(c), in the event that the Executive Officers cannot agree as to whether [***], in each case, either Party may issue a written notice to the other Party requiring an independent evaluation by an independent evaluation by a panel of [***] Experts (the “Expert Panel”) in accordance with the procedure set forth in Schedule 4.1.6(f) to make such determination.

4.1.7       Disbandment.  The JSC shall cease to have any authority with respect to a given Program upon the expiration or termination of this Agreement with respect such Program. The JSC shall disband upon the expiration or termination of this Agreement in its entirety.

4.2         Joint Patent Committee.

4.2.1       Formation; Composition.  Within [***] days after the filing of a SR Program Patent, the Parties will establish a joint patent committee (the “Joint Patent Committee”) comprised of one (1) representative from each Party (or appointed representatives

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of an Affiliate of such Party) with sufficient seniority within the applicable Party to make decisions arising within the scope of the Joint Patent Committee’s responsibilities and one (1) intellectual property legal counsel (which can be outside counsel) from each Party.  The Joint Patent Committee may change its size from time to time by unanimous consent of its members, provided that the Joint Patent Committee will consist at all times of an equal number of representatives of each of SR and Gilead.  Each Party may replace its Joint Patent Committee representatives at any time upon written notice to the other Party.  The Joint Patent Committee may invite non-members to participate in the discussions and meetings of the Joint Patent Committee, provided that such participants will have no voting authority at the Joint Patent Committee.  Each meeting of the Joint Patent Committee will be co-chaired by a representative of SR and a representative of Gilead.  The role of the chairpersons will be to convene and preside at meetings of the Joint Patent Committee.  The chairpersons will have no additional powers or rights beyond those held by the other Joint Patent Committee representatives.  The chairpersons will prepare and circulate agendas and ensure the preparation of minutes for each meeting.

4.2.2       Specific Responsibilities.  On a Program-by-Program basis, during the Research Collaboration Term for such Program, the Joint Patent Committee will oversee the Prosecution and Maintenance, and enforcement, of SR Program Patents and Joint Collaboration Patents for such Program in accordance with Article 6.

4.2.3       Meetings.  On a Program-by-Program basis, during the Research Collaboration Term for such Program, the Joint Patent Committee will meet at such times, places and frequencies as agreed by the Parties (and at least [***] per Calendar Year and more often as reasonably requested by a Party so long as a representative of the other Party responsible for such activities is available) to enable the Parties to carry out their rights and obligations under this Section 4.2 and to ensure the timely Prosecution and Maintenance, and enforcement, of Patents within the SR IP and Joint Collaboration Patents for such Program in accordance with Article 6.  The Parties will agree to reasonable response times for requests by the other Party’s patent counsel in connection with such Prosecution and Maintenance, and enforcement, activities.  No later than [***] Days prior to any meeting of the Joint Patent Committee, the chairpersons will jointly prepare and circulate an agenda for such meeting; provided, however, that either Party may propose additional topics to be included on such agenda, either prior to or in the course of such meeting.  Either Party may also call a special meeting of the Joint Patent Committee (by videoconference, teleconference or in person) by providing at least [***] Days prior written notice to the other Party if such Party reasonably believes that a significant matter must be addressed prior to the next scheduled meeting, in which event such Party will work with the chairpersons of the Joint Patent Committee to provide the members of the Joint Patent Committee no later than [***] Days prior to the special meeting with an agenda for the meeting and materials reasonably adequate to enable an informed decision on the matters to be considered.  The Joint Patent Committee may meet in person, by videoconference or by teleconference.  Each Party will bear the expense of its respective Joint Patent Committee members’ participation in Joint Patent Committee meetings.  Meetings of the Joint Patent Committee will be effective only if at least [***] Joint Patent Committee members from each Party (including each Party’s intellectual property legal counsel) are present or participating in such meeting.

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4.2.4       Decision-Making.  The Parties acknowledge and agree that the Joint Patent Committee will act as a discussion forum, and not a decision-making body, and that the Joint Patent Committee’s responsibilities are not subject to the oversight of, or escalation to, the JSC, the Executive Officers or pursuant to Section 11.10 in the event of any dispute or disagreement between the Parties.  For clarity, all matters regarding the Prosecution and Maintenance, and enforcement, of Patents will be subject to Article 6.

4.3         Subcommittees.  From time to time, the JSC may establish additional subcommittees to oversee particular projects or activities, as the JSC deems necessary or advisable (each, a “Subcommittee”); provided that the JSC may not grant any responsibilities to a Subcommittee that are beyond the scope of the responsibilities of the JSC as set forth herein; provided, further, that the JSC may not delegate any of its decision-making authority to any Subcommittee and all decisions within the scope of the authority of the JSC shall be made by the JSC in accordance with Section 4.1.6.  Each Subcommittee shall consist of such number of members as the JSC determines is appropriate from time to time; provided that each Subcommittee will consist at all times of an equal number of representatives of each Party, unless otherwise agreed by the Parties in writing.  Such members shall be individuals with expertise and responsibilities in the relevant areas.  Such Subcommittees shall operate under the same principles as are set forth in this Article 4 for the committee forming such Subcommittee.

4.4         Alliance Managers.  Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”).  The Alliance Managers shall be the primary point of contact for the Parties regarding the activities contemplated by this Agreement and shall facilitate all such activities hereunder.  The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its oversight responsibilities.  The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 11.11.

ARTICLE 5.
FINANCIAL TERMS

5.1         Upfront Payment.  In partial consideration of the rights granted to Gilead under this Agreement, Gilead shall pay to SR within [***] Days after the later of (a) the Effective Date or (b) Gilead’s receipt from SR of (i) a completed Form W-9, (ii) wire instructions and (iii) confirmation of such wire instructions, a one-time, non-refundable and non-creditable upfront payment in the amount of Fifty Million Dollars ($50,000,000).

5.2         Equity Investment.  On the Effective Date, the Parties shall enter into the Equity Agreements, pursuant to which Gilead (or its Affiliate) shall purchase an agreed upon number of shares of Scholar Rock Holding Corporation common stock (the “SR Equity”) at an agreed upon price per share.

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5.3         Research Milestone Payment.

5.3.1       In partial consideration of the rights granted under this Agreement and subject to the terms and conditions set forth in this Agreement, Gilead shall pay to SR a one-time, non-refundable and non-creditable milestone payment in the amount of Twenty-Five Million Dollars ($25,000,000) following achievement of successful demonstration of in vivo proof of concept consistent with the criteria set forth on Schedule 5.3.1 for one (1) Program Antibody during the Term, which milestone payment shall be due and payable within [***] days following receipt by Gilead of an undisputed invoice for the milestone payment and documentation demonstrating successful demonstration of in vivo proof of concept consistent with the criteria set forth on Schedule 5.3.1 from SR; provided, however, that in the event Gilead exercises its Option with respect to any Program prior to the payment of the milestone payment under this Section 5.3.1, Gilead shall pay such milestone payment within [***] days following the effective date of the first License Agreement entered into by the Parties. The milestone payment under this Section 5.3.1 shall be payable only upon the first achievement of such milestone and no amounts shall be due for subsequent or repeated achievements of such milestone event, whether for the same or a different Program.

5.3.2       Without limiting Section 5.3, if SR has not delivered to Gilead appropriate supporting documentation demonstrating successful demonstration of in vivo proof of concept consistent with the criteria set forth on Schedule 5.3.1 on or prior to the [***] anniversary of the Effective Date, then the Parties shall reasonably discuss reallocation of Program resources and, subject to the mutual written agreement of the Parties, the introduction of one new Research program in the Field as a Program; provided that, if the Parties mutually agree to include such additional Research program pursuant to this Section 5.4, the Parties shall negotiate in good faith and enter into an amendment to this Agreement that will specify the terms and conditions for such additional Research program.

5.4         Option Exercise Fees.  On a Program-by-Program basis, in the event that Gilead exercises its Option for a given Program, Gilead will pay to SR a one-time, non-refundable and non-creditable payment in the amount of [***] for such Program within [***] days following the effective date of the License Agreement.  For the avoidance of doubt, Gilead shall only be obligated to pay such payment one (1) time for each Program for which an Option is exercised, regardless of the number of Program Antibodies under such Program. For clarity, the maximum amount payable under this Section 5.4 is [***].

5.5         Additional Payment Terms.  All payments to SR under this Agreement shall be made by deposit of Dollars in the requisite amount to the bank account of SR as SR may from time to time designate by notice to Gilead.  [***].

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5.6         Taxes.

5.6.1       General.  Except as expressly set out in this Agreement, a Party making payments to the other Party under this Agreement shall make such payments in full without set-off or counterclaim and without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

5.6.2       Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

5.6.3       Withholding.  Gilead may withhold from payments due to SR amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments.  Gilead shall give proper evidence, as may be reasonably requested by SR from time to time, as to the payment of any such tax.  Notwithstanding the foregoing, if Gilead assigns its rights and obligations hereunder to, or otherwise causes payments to be made to SR by, an Affiliate or Third Party outside the United States pursuant to Section 11.3 or sublicenses any intellectual property licensed to Gilead hereunder outside of the United States, and if Gilead or such Affiliate or Third Party is required by Applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment or sublicense, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), SR receives an amount equal to the sum it would have received had no such withholding been made; provided, however, that Gilead shall have no obligation to pay any additional amount to the extent that the withholding tax would not have been imposed but for (a) the failure by SR to take advantage of an otherwise available exemption from or reduction in the rate of withholding tax under any applicable income tax convention between the United States and the jurisdiction in which such Affiliate or Third Party is domiciled, or (b) the assignment by SR of its rights under this Agreement, any redomiciliation of SR outside of the United States or any public offering or any other bona fide capital raising event, public or private, a reorganization, spin-out, merger, consolidation or recapitalization undertaken solely for tax planning purposes.  Notwithstanding the foregoing, if Gilead has an obligation to pay additional amounts to account for withholding taxes, it shall be entitled to a full amount of any foreign tax credit attributable to SR if and when realized in cash by SR as a result of such payment.

5.6.4       Cooperation.  The Parties shall cooperate with respect to all documentation required by any taxing authority, the preparation of any tax returns, or reasonably requested by either Party to secure a reduction in the rate of applicable withholding taxes. Without limiting the foregoing, on or prior to the Effective Date, SR shall deliver to Gilead a Form W-9 and any additional information or documentation reasonably requested by Gilead in connection therewith.

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5.6.5       Indemnification for Withholding.  Subject to Section 5.6.3, if the applicable paying Party had a duty to withhold taxes in connection with any payment it made to the other Party under this Agreement but such paying Party failed to withhold, and such taxes were assessed against and paid by such paying Party, then the other Party shall indemnify and hold harmless such paying Party from and against such taxes (including interest, but not including any related penalties).  If such paying Party makes a claim under this Section 5.6.5, it shall comply with the obligations imposed by Section 5.6.4 as if such paying Party had withheld taxes from a payment to the other Party.

5.7         Other Amounts Payable. With respect to any amounts owed under this Agreement by Gilead to SR for which no other invoicing and payment procedure is specified in this Agreement (which amounts may include, for example, Third Party Payments that are the responsibility of Gilead pursuant to Section 5.8), SR shall provide to Gilead an invoice, together with reasonable supporting documentation, for such amounts owed.  Gilead will pay any undisputed amounts within [***] days after receipt of the invoice, and will pay any disputed amounts owed by Gilead within [***] days of resolution of the Dispute.

5.8         SR Third Party Agreements.

5.8.1       During the Term of this Agreement, [***] payments to any Third Party (collectively, “Third Party Payments”) under the SR In-Licenses.

5.8.2       After the Effective Date, if a Party identifies any Patents or Know-How of a Third Party to which a Party (and its Affiliates) does not have rights and that may be necessary or reasonably useful by one or both of the Parties for the performance of existing or future activities under this Agreement or any License Agreement, [***].

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5.8.3       [***]

5.8.4       Promptly following the Effective Date, and periodically thereafter as necessary and appropriate, with respect to the Adimab Agreement, SR shall (a) extend the Evaluation Term under (and as defined in the) Adimab Agreement with respect to all Program Antibodies, (b) exercise its “Option” under (and as defined in the) Adimab Agreement with respect to all Delivered Antibodies and Existing Program Antibodies, and (c) inform Gilead of the completion of the tasks set forth in the foregoing clauses (a) and (b).

5.8.5       Notwithstanding anything herein to the contrary, Gilead acknowledges that certain Patents and Know-How under which SR has rights are in-licensed by SR under the Excluded Agreement, and that SR is obligated to pay royalties, milestones and other payments to such Third Party licensor under such Excluded Agreement.  It is understood and agreed that no sublicense is granted to Gilead by SR under the Excluded Agreement pursuant to this Agreement, and that no Patents or Know-How licensed to SR under the Excluded Agreement will be Controlled by SR under this Agreement.  Without limiting the foregoing, upon Gilead’s request, [***].

ARTICLE 6.
LICENSES; INTELLECTUAL PROPERTY

6.1         Licenses and Covenants.

(a)           To Gilead.  Subject to the terms and conditions of this Agreement, on a Program-by-Program basis, during the Research Collaboration Term for such Program, SR hereby grants to Gilead a non-exclusive, worldwide, fully paid-up, royalty-free right and license,

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with the right to grant sublicenses (subject to Section 6.2), under the SR IP solely for the purpose of Gilead conducting its activities for such Program in the Field under this Agreement or any applicable Material Transfer Agreement.

(b)           To SR.  Subject to the terms and conditions of this Agreement, on a Program-by-Program basis, during the Research Collaboration Term for such Program, Gilead hereby grants to SR a non-exclusive, worldwide, fully paid-up, royalty-free right and license, with the right to grant sublicenses (subject to Section 6.2), under the Gilead Collaboration IP solely for the purpose of SR conducting its activities for such Program in the Field under this Agreement.

6.2         Sublicensing Terms.  Each Party shall have the right to grant sublicenses under the rights granted to it under Section 6.1, without the prior consent of the other Party, to any (a) Affiliate and (b) Third Party Subcontractor engaged by such Party in accordance with Section 2.4.  Each sublicense granted by either Party under this Section 6.2 shall be subject to and consistent with the terms and conditions of this Agreement.

6.3         Rights Retained by the Parties.  For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement.  Without limiting the foregoing, but subject to the terms and conditions of this Agreement, SR hereby expressly reserves all rights, title and interest in and to the Excluded Antibodies and Rejected Development Candidates (if any).

6.4         No Implied Licenses.  Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right to any Know-How, Patents or other intellectual property of such Party.  Neither Party nor any of its Affiliates shall (a) use or practice any Know-How or Patents licensed or provided to such Party or any of its Affiliates outside the scope of or otherwise not in compliance with the rights and licenses granted to such Party and its Affiliates under this Agreement, or (b) disclose, use or practice any of the other Party’s Confidential Information outside the scope of or otherwise not in compliance with the rights and licenses granted to such Party and its Affiliates under this Agreement.

6.5         Bankruptcy.  All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code.  Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party will be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology.  Such embodiments of the technology will be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this Agreement; or (b) if not delivered under Section 6.5(a), upon the rejection of this Agreement by or on behalf of the licensor, upon written request.  Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy

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Code.  As used herein, “Bankruptcy Code” means the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets.

6.6         Intellectual Property.

6.6.1       Inventorship.  Notwithstanding the provisions of Section 11.6, inventorship of any inventions (whether patentable or not) created or conceived by or on behalf of a Party or its Affiliates, whether solely or jointly with any Third Party (or with the other Party or its Affiliates), in the course of activities performed under this Agreement, shall be determined by application of U.S. patent law pertaining to inventorship.

6.6.2       SR IP.  As between the Parties, SR will retain all right, title and interest in and to any Patents and Know-How Controlled by SR or any of its Affiliates, including all SR IP, and no rights or licenses are granted to Gilead hereunder with respect to any SR IP other than the licenses and rights granted to Gilead pursuant to this Article 6.  SR will have the sole and exclusive right to Prosecute and Maintain, and enforce all SR Core Patents in accordance with Sections 6.7 and 6.9.

6.6.3       Gilead IP.  As between the Parties, Gilead will retain all right, title and interest in and to any Patents and Know-How Controlled by Gilead or any of its Affiliates, including all Gilead Collaboration IP (collectively, “Gilead IP”), including all rights to Prosecute and Maintain, and enforce any such Gilead IP, and no rights or licenses are granted to SR hereunder with respect to any Gilead IP other than the licenses and rights granted to SR pursuant to this Article 6.

6.6.4       Joint Collaboration IP.  As between the Parties, subject to Section 6.6.5, the Parties shall each own an equal, undivided interest in all (a) Collaboration Know-How that is created or conceived jointly by or on behalf of Gilead or its Affiliates (or their respective Third Party Subcontractors), on the one hand, and SR or its Affiliates (or their respective Third Party Subcontractors), on the other hand, in the course of activities performed under this Agreement (the “Joint Collaboration Know-How”), and (b) any Collaboration Patents that claim any Joint Collaboration Know-How (the “Joint Collaboration Patents”) and (c) other intellectual property rights with respect to the Joint Collaboration Know-How (together with Joint Collaboration Know-How and Joint Collaboration Patents, the “Joint Collaboration IP”), but excluding in all cases ((a)-(c)) all SR Platform Collaboration IP.  Subject to Section 2.9 and the licenses granted under Section 6.1, each Party shall have the right to exploit the Joint Collaboration IP without a duty of seeking consent or accounting to the other Party.

6.6.5       Cooperation.  Each Party shall cause all Persons who perform Program activities for such Party under this Agreement to be under an obligation to assign their rights in any Collaboration IP resulting therefrom to such Party, except where Applicable Law requires otherwise and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).  Without limiting (but subject to) the foregoing, each Party shall (i) cause its employees, consultants, sublicensees, agents and contractors to assign to such Party, such Person’s right, title and interest in and to all Collaboration IP, and intellectual

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property rights therein, and (ii) include in any Third Party Subcontractor Agreement that each Third Party Subcontractor shall be required to assign all right, title and interest in and to any Collaboration IP to such Party, and such Party shall ensure that such Third Party’s obligations to assign the Collaboration IP to such Party remain in full force and effect for so long as this Agreement or any applicable License Agreement remains in effect.

6.6.6       Disclosure of IP.  The Parties will promptly disclose to each other any Collaboration IP, and Gilead will promptly disclose to SR any SR Platform Collaboration Know-How, in each case, created or conceived during the Term, but no later than thirty (30) days after the applicable Party’s intellectual property department receives notice of such creation or conception.

6.7         Prosecution and Maintenance.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program,

6.7.1       SR Core Patents.  Subject to Section 6.7.3, SR will have the sole and exclusive right (but not the obligation) to Prosecute and Maintain all SR Core Patents.  SR shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.7.1 for SR Core Patents.

6.7.2       SR Program Patents and Joint Collaboration Patents.

(a)           SR First Right.  Subject to Section 6.7.2(b) and Section 6.7.3, SR shall have the first right (but not the obligation), with counsel of SR’s choice, to Prosecute and Maintain the SR Program Patents and the Joint Collaboration Patents.

(b)           Gilead Step-In Right.  If SR in any country decides not to file, or decides not to participate in any interferences, derivation proceedings, post-grant proceedings, supplemental examinations, reissues or oppositions with respect to, a SR Program Patent or Joint Collaboration Patent or intends to allow such SR Program Patent or Joint Collaboration Patent to lapse or become abandoned without having first filed a substitute, SR shall provide reasonable prior written notice to Gilead of such intention (which notice shall, in any event, be given no later than sixty (60) days prior to the next deadline for any action that may be taken with respect to such Patent in such country), and Gilead shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof, subject to Section 6.7.3, including the right to conduct any such interference, reissue or opposition, with counsel of Gilead’s choice.

6.7.3       Cooperation in Prosecution and Maintenance.  The Party controlling the Prosecution and Maintenance of a SR Program Patent or Joint Collaboration Patent in accordance with this Section 6.7 (the “Prosecuting Party”) shall keep the other Party (the “Non-Prosecuting Party”) informed as to material developments with respect to the Prosecution and Maintenance, including by providing the Non-Prosecuting Party with a copy of material communications to and from any patent authority regarding such Patent, and by providing the drafts of the Non-Prosecuting Party of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses so as to allow for a reasonable opportunity for the Non-Prosecuting Party to review and comment thereon.  The

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Prosecuting Party shall consider in good faith the requests and suggestions of the Non-Prosecuting Party with respect to such drafts of the Prosecuting Party and with respect to strategies for filing and prosecuting the applicable SR Program Patent or Joint Collaboration Patent.  Notwithstanding the foregoing, the Prosecuting Party shall promptly inform the Non-Prosecuting Party of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, derivation proceeding, post-grant proceeding, opposition, post-grant proceeding or reexamination relating to the applicable SR Program Patent or Joint Collaboration Patent.  The Parties shall thereafter consult and the Prosecuting Party shall consider in good faith all comments, requests and suggestions provided by the Non-Prosecuting Party.  Each Party shall provide the other Party all reasonable assistance and cooperation in the Prosecution and Maintenance efforts under this Section 6.7, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution.  When a Party assumes the responsibilities for the Prosecution and Maintenance of a SR Program Patent or Joint Collaboration Patent under this Section 6.7, the other Party shall promptly transfer to such Party the patent prosecution files for such Patent and provide reasonable assistance in the transfer of the prosecution responsibilities.  The Party assuming such Prosecution and Maintenance responsibilities shall have the right to engage its own counsel to do so.

6.7.4       CREATE Act.  Notwithstanding anything to the contrary in this Article 6, neither Party shall have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (CREATE Act) when exercising its rights under this Article 6 without the prior written consent of the other Party and the Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined therein.  With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof.

6.7.5       Costs of Prosecution and Maintenance.  Except as otherwise expressly set forth in this Section 6.7, (a) SR shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.7 for SR Program Patents, (b) Gilead shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.7 for Gilead IP, and (c) each Party shall be responsible for fifty percent (50%) of all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.7 for Joint Collaboration Patents.

6.7.6       License Agreement.  After the effective date of a License Agreement for a given Program, Prosecution and Maintenance of the Joint Collaboration Patents and SR Program Patents for such Program licensed under the License Agreement for such Program will be in accordance with such License Agreement.  In the event that a given Joint Collaboration Patent relates to multiple Programs, then the provisions of this Section 6.7.6 will control over the provisions of Section 6.7.1.

6.8         Claim Separation.  When prosecuting Patents under this Agreement, SR will use Commercially Reasonable Efforts, by means of continuation or divisional applications, as reasonably determined based on then available scientific or other evidence, to segregate into

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separate Patents (a) claims that would cause a Patent to be a SR Program Patent from (b) claims that would cause a Patent to be a SR Core Patent.

6.9         Enforcement of SR Program Patents, SR Core Patents and Joint Collaboration Patents.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program, the provisions of this Section 6.9 shall apply, prior to the exercise of the Option with respect to such Program, with respect to any SR Core Patents, SR Program Patents and Joint Collaboration Patents for such Program, as applicable.

6.9.1       Notice.  If any Party learns of any actual or suspected infringement of any SR Program Patent, SR Core Patent or Joint Collaboration Patent, such Party shall promptly notify the other Party in writing and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

6.9.2       Enforcement of SR Core Patents and SR Program Patents.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program, SR shall have the sole right (but not the obligation) to enforce any SR Core Patents and SR Program Patents against any such Competitive Infringement (which may include settlement or otherwise seeking to secure the abatement of such infringement) by counsel of its own choice, in SR’s own name, including the right to control the defense of any challenges to any such SR Core Patents and SR Program Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.

6.9.3       Enforcement of Joint Collaboration Patents.

(a)           SR shall have the first right (but not the obligation) to enforce any Joint Collaboration Patents against any such Competitive Infringement (which may include settlement or otherwise seeking to secure the abatement of such infringement) by counsel of its own choice, in its own name, including the right to control the defense of any challenges to any such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program, Gilead may participate in any such claim, suit, or proceeding with counsel of its choice at its own cost and expense.  If SR finds it necessary or desirable for Gilead to join SR as a party to any such claim, suit, or proceeding with respect to the Joint Collaboration Patents, the Parties shall cooperate to execute all papers and perform such acts as shall be reasonably required for Gilead to join such claim, suit, or proceeding.

(b)           If SR notifies Gilead that SR declines to enforce against any such Competitive Infringement or fails to commence an enforcement action with respect to any Joint Collaboration Patents under Section 6.9.3(a) within [***] days following delivery of notice pursuant to Section 6.9.1, Gilead shall thereupon have the right (but not the obligation) to enforce against such Competitive Infringement, at its own cost and expense (which may include settlement or otherwise seeking to secure the abatement of such infringement), by counsel of its own choice, in Gilead’s own name, including the right to control the defense of any challenges to such Joint Collaboration Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.

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6.9.4       Cooperation.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program, during any such claim, suit, or proceeding with respect to any SR Core Patent, SR Program Patent or Joint Collaboration Patent, the Party controlling such prosecution in accordance with this Section 6.9 (the “Enforcing Party”) shall keep the other Party (the “Non-Enforcing Party”) regularly informed of the status and progress of such enforcement efforts and shall reasonably consult with the Non-Enforcing Party, including using reasonable efforts to take the Non-Enforcing Party’s comments into good faith consideration with respect to the infringement or claim construction of any claim in any such Patent.  The Non-Enforcing Party shall reasonably cooperate with the Enforcing Party in any infringement action pursuant to this Section 6.9. A settlement or consent judgment or other voluntary final disposition of a suit with respect to SR Core Patent, SR Program Patent or Joint Collaboration Patents under this Section 6.9 may be entered into without the consent of the Non-Enforcing Party; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Enforcing Party under this Section 6.9 shall not, without the prior written consent of the Non-Enforcing Party, (a) impose any liability or obligation on the Non-Enforcing Party or any of its Affiliates or (b) conflict with or reduce the scope of the subject matter claimed in any SR Program Patent or Joint Collaboration Patent, as applicable.

6.9.5       Costs and Recoveries.

(a)           [***].

(b)           [***].

(c)           Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.9 to the extent related to any SR Program Patent or Joint Collaboration Patents shall be shared as follows:

(i)            [***]; and

(ii)           [***].

6.10       Defense of Claims Brought by Third Parties.  If a Party becomes aware of any actual or potential claim that the Research, Development or Manufacture of any Program Antibody by or on behalf of the Parties pursuant to the conduct of a Program under this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party.  SR shall have the first right (but not the obligation) to defend and control the defense of any such claim, suit, or proceeding at its own cost and expense, using counsel of its own choice.  Gilead may participate in any such claim, suit, or proceeding with counsel of its choice at its own cost and expense.  Without limitation of the foregoing, if SR finds it necessary or desirable for Gilead to join SR as a party to any such action, the Parties shall cooperate to execute all papers and perform such acts as shall be reasonably required for Gilead to join such action.  Each Party shall keep the other Party reasonably informed of all material developments in connection with any such claim, suit, or proceeding.   In the event that SR is the Party controlling the defense with respect to any such claim, suit, or proceeding pursuant to this Section 6.10, any settlement agreement entered into in connection with such claim, suit, or

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proceeding (a) shall not, without the prior written consent of Gilead, include the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the rights granted to Gilead under this Agreement or otherwise adversely affect the interest of Gilead in any respect and (b) shall be fully sublicensable to Gilead in the event Gilead exercises its Option with respect to the applicable Program(s).  Except as otherwise agreed by the Parties in connection with a with a cost sharing arrangement, any recovery realized as a result of such litigation described in this Section 6.10 (whether by way of settlement or otherwise) shall be first, allocated to reimburse the Parties for their costs and expenses in making such recovery (which amounts shall be allocated pro rata if insufficient to cover the totality of such expenses).  Any remainder after such reimbursement is made shall be retained by the Party that has exercised its right to defend or control the defense of any such claim, suit or proceeding.

6.11       Invalidity or Unenforceability Defenses or Actions.  On a Program-by-Program basis, during the Term of this Agreement with respect to such Program,

6.11.1     Notice.  Each Party shall promptly notify the other Party in writing of any assertion of invalidity or unenforceability of any of the SR Program Patents, SR Core Patents or Joint Collaboration Patents by a Third Party, including any inter partes review, re-examinations, post-grant proceedings or other similar proceedings with respect to any SR Program Patent, SR Core Patents or Joint Collaboration Patent, in each case, of which such Party becomes aware; provided, however, that with respect to any SR Core Patents, such notice shall only be required following receipt by SR or any of its Affiliates of a written notice of such assertion of invalidity or unenforceability.

6.11.2     SR Program Patents and Joint Collaboration Patents.  SR shall have the first right (but not the obligation) to defend and control the defense of the validity and enforceability of the SR Program Patents and Joint Collaboration Patents at its own cost and expense.  With respect to any such action involving the validity or enforceability of the SR Program Patent and Joint Collaboration Patents, if SR finds it necessary or desirable for Gilead to join SR as a party to any such action, Gilead shall, at SR’s request and expense, join SR as a party to such suit and participate with its own counsel at its own cost and expense; provided that SR shall retain control of the defense in such claim, suit, or proceeding.

6.11.3     Cooperation.  Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 6.10, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours.  In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any material developments, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim.  In connection with the activities set forth in this Section 6.11, each Party shall consult with the other as to the strategy for the defense of the SR Program Patents and Joint Collaboration Patents.

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6.12       Gilead Activities. Notwithstanding anything to the contrary in this Agreement or any License Agreement, in no event may SR Prosecute and Maintain, or enforce, by virtue of this Agreement or any License Agreement any Gilead Collaboration IP or any other Patents Controlled by Gilead.

ARTICLE 7.
CONFIDENTIALITY

7.1         Nondisclosure.  Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and nature, but in no event less than a reasonable degree of care, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except to exercise its rights or satisfy its obligations as permitted by this Agreement and any License Agreement, including, in the case of Gilead, the exercise of the rights and licenses (including Options) granted to Gilead hereunder and thereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement).  The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] years thereafter.  The Receiving Party will, at the Disclosing Party’s election and instruction, return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within sixty (60) days of the termination or expiration of this Agreement; provided, however, that on a Program-by-Program basis, (i) Gilead my retain the Confidential Information of SR as needed to exercise its rights under the corresponding License Agreement, if any, and (ii) a Party may retain one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof or of the License Agreement; provided, further, that such retained copy shall remain subject to the terms of confidentiality and non-use set forth herein.

7.2         Certain Information.  Notwithstanding anything to the contrary contained herein (including Section 1.34), the Parties agree and acknowledge that during the Option Exercise Period for a given Program (and during the term of the License Agreement, in the event that Gilead exercises the Option with respect to such Program), any Program Specific Information shall be deemed to be Confidential Information of both Parties, and both Parties shall be required to act as the Receiving Party with respect to the Program Specific Information.

7.3         Exceptions.  Except with respect to Program Specific Information pursuant to Section 7.3(a), the obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a)           was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

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(b)           is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)           is published by a Third Party (including information available from publicly accessible Third Party websites even if a subscription fee is payable for such access) or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party or its Affiliates of its obligations hereunder;

(d)           is published by a Party in accordance with Section 7.6 without any breach by such Party of its obligations hereunder; or

(e)           is independently developed by or for the Receiving Party or its Affiliates without reference to, use of or reliance upon the Disclosing Party’s Confidential Information.

[***].

7.4         Authorized Disclosure.

7.4.1       Disclosure.  Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)           subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of any tax authority, the U.S. Securities and Exchange Commission or any national securities exchange), any other similar regulatory agencies in a country other than the United States or of any stock exchange or other securities trading institution, if such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)           is disclosed to Governmental Authority, but such disclosure shall only be to the extent reasonably necessary to obtain such Patents, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);

(c)           to any of its officers, employees, consultants, agents or Affiliates (including, (i) in the case of Gilead, any Third Party Subcontractors, and (ii) in the case of SR, any licensors or Third Party Subcontractors for purpose of performing such Third Party Subcontractor’s obligations under a Program) solely on a “need to know basis”  in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including, in the case of Gilead, the exercise of the

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rights and licenses (including, the evaluation of its Options) granted to Gilead hereunder); provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure); and

(d)           disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants); provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those permitted by this Agreement (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure).

7.4.2       Terms of Disclosure.  If and whenever any Confidential Information is disclosed in accordance with this Section 7.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement).  Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.4.1(a), as applicable; provided, further, that, if either Party concludes that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, then such Party will, a reasonable time prior to any such filing (and in any event, no less than [***] Days prior to any such filing), provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, will provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions within [***] Days, and will take such Party’s reasonable comments into consideration before filing such agreement and use Commercially Reasonable Efforts to have terms identified by such other Party afforded confidential treatment by the applicable regulatory agency; provided, further, that notwithstanding the foregoing, no such notice shall be required for any disclosure made in connection with any submission by either Party or any of its Affiliates to any tax authority.

7.4.3       Program Specific Information.  Notwithstanding the provisions of Section 7.4.1, neither Party shall disclose the Program Specific Information without the prior written consent of the other Party, (a) other than pursuant to Section 7.4.1(a), Section 7.4.1(b),

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Section 7.4.1(c) or Section 7.4.1(d), as applicable; or (b) to Third Party Subcontractors, other than pursuant to Section 7.4.1(c) or Section 7.4.1(d), as applicable.

7.5         Terms of this Agreement.  The Parties agree that this Agreement and all of the respective terms hereof shall be deemed to be Confidential Information of both SR and Gilead, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them (i) in accordance with the provisions of Section 7.4 or Section 7.6, as applicable, or (ii) to any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and to employees, officers, directors, agents, consultants and advisers of any such Third Party, in each case, who are bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required) (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure).

7.6         Publicity.  The Parties have agreed upon the content of press release(s) which shall be issued substantially in the form attached hereto as Schedule 7.6, the release of which the Parties shall coordinate in order to accomplish such release promptly upon execution of this Agreement. Neither Party shall issue any other public announcement, press release, or other public disclosure regarding this Agreement or the transactions contemplated hereby or its or their subject matter without the other Party’s prior written consent, except (i) as otherwise permitted pursuant to this Article 7 or (ii) for any such disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed (or to which an application for listing has been submitted), including a press release or Form 8-K corresponding to any securities disclosure.  In the event a Party is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed (or to which an application for listing has been submitted) to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] Days prior to the anticipated date of disclosure) so as to provide the other Party [***] Days to provide comments, and will take such other Party’s reasonable comments into consideration before issuing such disclosure.  Notwithstanding the foregoing, the contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by such reviewing Party or publishing Party without a requirement for re-approval; provided that any such release shall retain the same verbiage as the initial release and any such release shall retain the same context as disclosed in such previous press release or public statement.

7.7         Publications.  Each Party recognizes that the publication of papers regarding results of, and other information regarding, activities pursuant to the Collaboration, including oral presentations and abstracts, may be beneficial to both Parties; provided that such publications are subject to reasonable controls to protect the Confidential Information of the Parties.  In particular, it is the intent of the Parties to maintain the confidentiality of any Confidential Information included in any invention disclosures or draft Patent application until such Patent application has been filed.  Accordingly, a Party shall have the right to review and approve any paper proposed for publication by the other Party, including any oral presentation or

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abstract, that pertains to results of any Research or Pre-Clinical Development activities with respect to the Program Antibodies, or that includes Confidential Information of the other Party.  Before any such paper is submitted for publication or an oral presentation is made, the publishing or presenting Party shall deliver a then-current copy of the paper or materials for oral presentation to the other Party at least [***] days prior to submitting the paper to a publisher or making the presentation.  The other Party shall review any such paper and give its comments to the publishing Party within [***] days of the delivery of such paper to the other Party.  With respect to oral presentation materials and abstracts, the other Party shall make reasonable efforts to expedite review of such materials and abstracts, and shall return such items as soon as practicable to the publishing or presenting Party with appropriate comments, if any, but in no event later than [***] days from the date of delivery to the other Party.  Failure to respond within the time periods set forth above shall be deemed approval to publish or present.  Notwithstanding the foregoing, the publishing or presenting Party shall comply with the other Party’s request to delete references to such other Party’s Confidential Information in any such paper and shall withhold publication of any such paper or any presentation of same for an additional [***] days in order to permit the applicable Party to obtain Patent protection in accordance with this Agreement.  Any publication shall include recognition of the contributions of the other Party according to standard practice for assigning scientific credit, either through authorship or acknowledgement, as may be appropriate.  The Parties acknowledge that scientific publications must be strictly monitored to prevent any adverse effect from premature publication of results of the Program activities hereunder.  Accordingly, neither Party shall publish, present, or otherwise disclose, and shall cause its Affiliates not to disclose, any material related to the Program Antibodies or that includes any Program Specific Information without the prior written consent of the other Party.

7.8         Use of Names.  Except as expressly provided herein or under any License Agreement, as applicable, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance.  The restrictions imposed by this Section 7.8 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law.

7.9         Relationship to Existing Confidentiality Agreement.  This Agreement supersedes that certain Mutual Confidential Disclosure Agreement, entered into between SR and Gilead, dated November 2, 2018 (the “Existing Confidentiality Agreement”); provided that all “Confidential Information” disclosed by the “Disclosing Party” thereunder shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder.  The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to the Existing Confidentiality Agreement.

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ARTICLE 8.
REPRESENTATIONS AND WARRANTIES; COVENANTS

8.1         Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:

(a)           such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;

(b)           such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)           this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

(d)           the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party;

(e)           no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for the consummation of the transactions contemplated by this Agreement, or for the performance by it of its obligations under this Agreement (including, in the case of SR, the grant of the rights to Gilead hereunder, including the Options); and

(f)            it has obtained all necessary authorizations, consents and approvals of any other Person that is required to be obtained by it as of the Effective Date in connection with, the transaction contemplated by this Agreement (including, in the case of SR, the grant of the rights to Gilead hereunder, including the Options).

8.2         Representations and Warranties of SR.  SR hereby represents and warrants to Gilead, as of the Effective Date, that:

(a)           Schedule 8.2(a) contains a complete and accurate list of all Patents Controlled by SR and/or its Affiliates as of the Effective Date that are included in the SR IP.  Except for the Patents set forth on Schedule 8.2(a), as of the Effective Date, SR and its Affiliates do not Control any Patent that is necessary or reasonably useful, to Research, Develop, Manufacture or Commercialize the Program Antibodies in the Field;

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(b)           except as set forth on Schedule 8.2(b), all issued Patents set forth on Schedule 8.2(a) (i) are in full force and effect, (ii) have been Prosecuted and Maintained in good faith, and (iii) exist and, to the Knowledge of SR, are not invalid or unenforceable, in whole or in part;

(c)           except as set forth on Schedule 8.2(c), all current and former officers, employees, contractors, consultants and sublicensees of SR or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any SR IP have executed and delivered to SR or such Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to SR or such Affiliate of any SR IP, and such SR IP has been timely and duly filed in such a manner as to preserve priority entitlement, including by virtue of assignment documents associated with each priority filing, such that Gilead shall, by virtue of this Agreement, receive from SR, without payments beyond those required under this Agreement and any applicable License Agreement, the licenses and other rights granted to Gilead hereunder, and to the Knowledge of SR, no current officer, employee, agent, or consultant of SR or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of SR or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with SR;

(d)           (i) the SR Background Know-How has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality, and, (ii) to the Knowledge of SR, no breach of such confidentiality has been committed by any Third Party;

(e)           Schedule 1.55 identifies all Related Antibodies with respect to the Program 1 SR Excluded Antibody that have been identified, sequenced, generated or otherwise discovered by or on behalf of SR (or any of its Affiliates) prior to the Effective Date;

(f)            no claim has been issued and served, nor, to SR’s Knowledge, has SR or any of its Affiliates received a written threat of a claim or litigation made by any Person, against SR or any of its Affiliates that alleges that any SR IP is invalid or unenforceable;

(g)           except pursuant to the Existing SR In-Licenses, the Excluded Agreement and any Third Party Subcontractor Agreements, neither SR nor any of its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement;

(h)           SR has provided Gilead a true, correct and complete copy of each Existing SR In-License and such Existing SR In-License is in full force and effect and has not been amended, modified or waived, except as otherwise disclosed to Gilead in writing, and there are no other Third Party in-license agreements (other than standard agreements with consultants and contractors entered into by SR or any of its Affiliates in the ordinary course (e.g., fee for service arrangements)) under which SR or any of its Affiliates have obtained exclusive licenses or other material rights under any material Patent or material Know-How that is necessary or

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reasonably useful to Research, Develop, Manufacture or Commercialize the Program Antibodies in the Field;

(i)            neither SR nor any of its Affiliates has granted any right or license to any Third Party relating to any of the SR IP or any Program Antibody in the Field, in each case, that would conflict with or limit the scope of any of the rights or licenses granted to Gilead hereunder;

(j)            neither SR nor any of its Affiliates has granted any mortgage, pledge, security interest, encumbrance, or lien of any kind on the SR IP and the SR IP is free and clear of any mortgage, pledge, security interest, encumbrance, or lien of any kind;

(k)           neither SR nor its Affiliates has received any written notice of any claim that any Patent or Know-How owned or controlled by a Third Party would be infringed or misappropriated by the Research, Development, Manufacture or Commercialization of any Existing Program Antibodies in the Field;

(l)            to SR’s Knowledge, the performance of each Program and the Research, Development, Manufacture and Commercialization of any Program Antibodies in the Field as contemplated hereunder does not violate, infringe, misappropriate or otherwise conflict or interfere with any intellectual property or proprietary right of any Person;

(m)          there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending or, to the Knowledge of SR, threatened against SR or any of its Affiliates which would be reasonably expected to adversely affect or restrict the ability of SR to consummate or perform the transactions contemplated under this Agreement (or pursuant to a License Agreement), or which would materially adversely affect the SR IP, or SR’s Control thereof, or any Program Antibodies in the Field;

(n)           neither SR nor any of its Affiliates has issued a written claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any SR IP in the Field and, to the Knowledge of SR, the SR IP is not being infringed or misappropriated by any Third Party in the Field; and

(o)           except with respect to the Existing Program Antibodies and Excluded Antibodies or as set forth on Schedule 8.2(o), neither SR nor its Affiliates are conducting, or in the past [***] months have conducted, any Research or Development of any Antibody that satisfies all of the Program Criteria for a Program in the Field.

8.3         Additional SR Covenants.  SR hereby covenants to Gilead from and after the Effective Date that:

8.3.1       SR shall not utilize in the conduct of a Program under the Collaboration any Antibody Directed to a Collaboration Target with respect to which SR has granted any Third Party any rights or licenses which conflict with any of the rights or licenses (including the Options) granted to Gilead hereunder.

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8.3.2       SR shall enforce (including in connection with any counterparty’s breach of any representations or warranties thereunder), SR’s rights, benefits and the obligations of the respective counterparties under each Third Party Subcontractor Agreement, the Excluded Agreement and SR In-License that may adversely conflict with the rights, benefits and obligations of Gilead hereunder or under any License Agreement the Parties may enter, including taking such actions as Gilead may reasonably request, and will inform Gilead of any action it may take under a Third Party Subcontractor Agreement, the Excluded Agreement or SR In-License, as applicable, to the extent such action may adversely affect, or would reasonably be expected to conflict with or materially adversely affect, the rights or licenses (including the Options) granted to Gilead hereunder or under any License Agreement into which the Parties may enter; provided that, without limiting the foregoing, SR shall (a) fulfill all of its obligations, including its payment obligations, under each Third Party Subcontractor Agreement, the Excluded Agreement and SR In-License; (b) not amend or waive, or take any action or omit to taking any action that would alter (including terminating without Gilead’s consent), any of SR’s rights under any Third Party Subcontractor Agreement, the Excluded Agreement or SR In-License, as applicable; and (c) notify Gilead of any written notice of any default under, termination or amendment of, any Third Party Subcontractor Agreement, the Excluded Agreement or SR In-License, as applicable, in each case ((a), (b) and (c)), in any manner that would conflict with or otherwise materially adversely affect, or would reasonably be expected to conflict with or materially adversely affect, the rights or licenses (including the Options) granted to Gilead hereunder or under any License Agreement into which the Parties may enter.  Without limiting the foregoing, the Parties hereby agree that SR may amend the Adimab Agreement to revise the options structure thereunder in connection with SR’s activities outside of this Agreement and may enter into an agreement with CMCC with respect to the CMCC Agreement under which CMCC waives certain requirements with respect to this Agreement and any License Agreement, provided that in no instance may any such amendment or agreement disadvantage any activities or Program Antibodies under this Agreement or any License Agreement relative to other activities or products covered by any such amendment or agreement.

8.3.3       SR shall not grant any right or license to any Third Party relating to any of the Program Antibodies, which conflict with any of the rights or licenses (including the Options) granted to Gilead hereunder.

8.4         Additional Gilead Covenants.  Gilead hereby represents, warrants, and covenants to SR that:

8.4.1       Gilead shall comply with all Applicable Laws, without limitation, statutes and regulations affecting drug testing, development, marketing and distribution; laws and implementing regulations of the Department of Commerce governing intellectual property in federally-funded inventions; and Export Administration Regulations of the United States Department of Commerce Issued pursuant to the Export Administration Act of 1979 (50 App, U.S.C. §2401 et. seq.).  Gilead understands and acknowledges that transfer of certain technical data, computer software, laboratory prototypes and other commodities is subject to United States laws and regulations controlling their export, some of which prohibit or require a license for the export of certain types of technical data, to certain specified countries.

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8.4.2       Gilead shall comply with all Applicable Laws, including (a) the federal anti-kickback statute (42 U.S.C. §1320a-7b) and related safe harbor regulations, and (b) the Limitation Certain Physician Referrals (42 U.S.C. §1395nn).  Accordingly, no consideration received under this Agreement is, or is intended to be, a prohibited payment for the recommending or arranging for the referral of business or ordering of Items or services, nor is any such consideration intended to induce illegal referrals of business.

8.5         Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENTS, TITLE, QUALITY, COMPLETENESS, ACCURACY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR ANY LICENSE AGREEMENT, EACH PARTY DISCLAIMS ANY WARRANTIES WITH REGARDS TO: (A) THE SUCCESS OF ANY PROGRAM; OR (B) THE SAFETY OR USEFULNESS FOR ANY PURPOSE OF THE PROGRAM ANTIBODIES, TECHNOLOGY OR MATERIALS.

ARTICLE 9.
INDEMNIFICATION; INSURANCE

9.1         Indemnification by Gilead.  Gilead shall indemnify, defend and hold harmless SR, its Affiliates, and its and their respective directors, officers, employees, agents, Third Party Subcontractors, successors and assigns, from and against any and all Losses to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)           the gross negligence or willful misconduct of Gilead or its Affiliates or its or their respective directors, officers, employees or agents, including any Third Party Subcontractors, in connection with this Agreement;

(b)           any material breach by Gilead of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)           any activities performed by or on behalf of Gilead or any of its Affiliates or any Third Party Subcontractor under this Agreement.

provided, however, in each case (a)-(d), that such indemnity shall not apply to the extent SR has an indemnification obligation pursuant to Section 9.2 for such Losses.

9.2         Indemnification by SR.  SR shall indemnify, defend and hold harmless Gilead, its Affiliates, and its and their respective directors, officers, employees, agents, Third Party

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Subcontractors, successors and assigns, from and against any and all Losses to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)           the gross negligence or willful misconduct of SR or its Affiliates or its or their respective directors, officers, employees or agents, including any Third Party Subcontractors, in connection with this Agreement;

(b)           any material breach by SR of any of its representations, warranties, covenants, agreements or obligations under this Agreement;

(c)           any activities performed by or on behalf of SR or any of its Affiliates or Third Party Subcontractors under this Agreement; or

(d)           the exclusion of the Excluded Agreement from this Agreement.

provided, however, in each case (a)-(c), that such indemnity shall not apply to the extent Gilead has an indemnification obligation pursuant to Section 9.1 for such Losses.

9.3         Indemnification Procedure.

9.3.1       Notice of Claim.  All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees, agents and Third Party Subcontractors shall be made solely by such Party to this Agreement (the “Indemnified Party”).  The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) written notice (an “Indemnification Claim Notice”) of any Losses or learning of the Third Party Claim upon which such Indemnified Party intends to base a request for indemnification under Section 9.1 or Section 9.2, as applicable, as soon as possible, but in no event more than [***] Days after receipt by such Indemnified Party of actual notice of the Third Party Claim. A delay or failure to provide such notice shall not affect the indemnification provided under Section 9.1 or Section 9.2, as applicable, except to the extent the Indemnifying Party has been actually prejudiced as a result of such delay or failure.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

9.3.2       Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all original notices and

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documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.3.3, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the Indemnifying Party.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the Indemnifying Party in its defense of the Third Party Claim.

9.3.3       Right to Participate in Defense.  Without limiting Section 9.3.2, any Indemnified Party shall be entitled to participate in, but not control (unless the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3.2), the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3.2 (in which case the Indemnified Party shall control the defense), or (c) the interests of the indemnitee and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

9.3.4       Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim that are subject to indemnification by the Indemnifying Party under this Article 9, and (a) that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, (b) which includes as an unconditional term thereof, the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim and (c) as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.3.2, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed).  If the Indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the Indemnifying Party, not to be unreasonably withheld or delayed.

9.3.5       Cooperation.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each

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indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnified Party and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, provided, however, that the Indemnified Party shall be given the opportunity to redact any Confidential Information not relevant to the Third Party Claim; provided, further, that the Indemnifying Party shall keep confidential any Confidential Information disclosed or made available during such visits. The Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

9.3.6       Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a [***] basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.4         Insurance.

9.4.1       Insurance Maintained by Each Party.  During the Term and for a period of [***] years after the expiration or termination of this Agreement, each Party shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a)           commercial general liability insurance, including personal and advertising injury, and completed operations, with limits of liability not less than [***] per occurrence and [***] in the aggregate; provided that such general liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage;

(b)           workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed) and employer’s liability insurance in amounts not less than [***] for each of (i) bodily injury by accident (each accident), (ii) bodily injury by disease (policy limit), and (iii) bodily injury by disease (each employee); provided that, where permitted by Applicable Law, such policies shall contain a waiver of the insurer’s subrogation rights against the other Party.

Notwithstanding the foregoing, (A) Gilead will be deemed to satisfy its obligations under this Section 9.4.1 through a program of self-insurance and (B) SR will be permitted to satisfy its obligations under this Section 9.4.1 through a program of self-insurance so long as SR’s annual net revenue is greater than or equal to [***].

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9.4.2       Additional Requirements.  Without limiting each Party’s obligations under Section 9.4.1, as applicable, during the Term:

(a)           to the extent a Party maintains insurance with a Third Party insurance provider, such Party shall name the other Party as an additional insured on the insurance policies maintained pursuant to Section 9.4.1(a) either by endorsement or blanket additional insured endorsement;

(b)           each Party will provide evidence of insurance maintained pursuant to this Section 9.4.2 on request of the other Party;

(c)           each Party will provide the other Party a notice of insurance policy cancellation in accordance with the provisions of the applicable insurance policy maintained pursuant to this Section 9.4;

(d)           insurance policies maintained pursuant to this Section 9.4 should be occurrence type; provided that, if policies maintained pursuant to this Section 9.4 are claims made, then insurance shall be maintained for at least [***] years following expiration or termination of this Agreement; and

(e)           all insurance maintained pursuant to this Section 9.4 will be underwritten by companies with an AM best rating of at least A-VII.

9.5         LIMITATION OF LIABILITY.  [***].

9.6         No Duplication of Remedy.  The indemnification provisions of this Article 9 and those set forth in any License Agreement entered into by the Parties pursuant to Section 3.2 are not cumulative, and any Indemnified Party will be entitled, if at all, to indemnification under

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only one of this Agreement or a License Agreement with respect to any damages arising or resulting out of or relating to the same set of facts, subject to the limitations on indemnification herein or therein, as applicable.

ARTICLE 10.
TERM AND TERMINATION

10.1       Term; Expiration.  This Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect, on a Program-by-Program basis, until the earliest of (a) in the event that Gilead does not exercise the Option with respect to a given Program prior to the expiration of the applicable Option Exercise Period, the expiration of such Option Exercise Period, or (b) in the event that Gilead exercises the Option with respect to a given Program prior to the expiration of the applicable Option Exercise Period, the date on which such Option is exercised (the “Term”).  For clarity, unless earlier terminated in accordance with this Article 10, the Term shall expire in any event in its entirety upon the expiration of the last to expire Option Exercise Period under this Agreement.

10.2       Termination for Breach.

10.2.1     Material Breach.  This Agreement may be terminated by either Party on a Program-by-Program basis for the material breach by the other Party of its obligations under this Agreement with respect to such Program; provided that the breaching Party has not cured such breach within [***] days after the date of written notice to the breaching Party of such breach (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement with respect to a given Program pursuant to this Section 10.2.1.  For clarity, but subject to Section 10.2.2, the Cure Period for any allegation as to a material breach under this Agreement with respect to a given Program will run from the date that written notice was first provided to the breaching Party by the non-breaching Party.  Any such termination of this Agreement with respect to a given Program under this Section 10.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such material breach prior to the expiration of such Cure Period, or, if such material breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] days so long as the breaching Party continues to use Commercially Reasonable Efforts to cure such material breach during such extension period.  For the avoidance of doubt, termination of any particular Program(s) pursuant to this Section 10.2.1 shall not terminate this Agreement with respect to any other Program(s) or any License Agreement that is then in effect for any Program.

10.2.2     Disagreement as to Material Breach.  If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 10.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] days following such notice of alleged material breach, for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***] days following referral of such matter, whether or not a material breach has occurred pursuant to Section 10.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] day period after it is referred to them, the matter will be

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resolved as provided in Section 11.10; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach after such determination within the Cure Period which shall commence as of the date of such determination.

10.3       Voluntary Termination.  Gilead may terminate this Agreement in its sole discretion, in its entirety or on a Program-by-Program basis, effective upon [***] prior written notice to SR; provided, however, that Gilead shall not deliver any such notice of termination under this Section 10.3 prior to the [***] anniversary of the Effective Date.  For the avoidance of doubt, any such termination of any particular Program(s) pursuant to this Section 10.3 shall not terminate any other Program(s).  Gilead will also be deemed to have terminated this Agreement immediately under this Section 10.3 (i.e., without the need to provide [***] days prior written notice to SR) with respect to a given Program in the event that Gilead exercises its decision making authority pursuant to Section 4.1.6(e) to not approve a Development Candidate Nomination which satisfies the applicable Development Criteria as a Selected Development Candidate for such Program for the second time.

10.4       Termination for Bankruptcy.  If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within [***] days after the filing thereof, the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 6.5 shall apply.

10.5       [***].

10.6       Effects of Expiration or Termination.

10.6.1     Expiration, Termination by SR Pursuant to Section 10.2, Section 10.4 or Section 10.5 or by Gilead Pursuant to Section 10.3.  On a Program-by-Program basis, in the event of (i) expiration of this Agreement with respect to a Program for which no Option has been

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exercised, (ii) termination of this Agreement by Gilead pursuant to Section 10.3 or (iii) termination of this Agreement by SR pursuant to Section 10.2, Section 10.4 or Section 10.5, upon the effective date of such termination:

(a)           except as set forth in Section 10.7, all rights and licenses granted herein with respect to such Program shall terminate;

(b)           each Party shall return or destroy all Confidential Information or Materials of the other Party with respect to such Program, as and to the extent required by Article 7;

(c)           if SR provides written notice to Gilead within [***] days after the effective date of termination, Gilead shall grant to SR an exclusive or non-exclusive, fully paid-up, royalty-free, sublicensable (through multiple tiers) license under any Know-How and Patents that are Controlled by Gilead or its Affiliates as of the effective date of such termination and that are being used by Gilead to Research or Pre-Clinically Develop Program Antibodies as such Program Antibodies exist as of the effective date of such termination (such Know-How and Patents, if any, collectively, “Gilead Reversion IP”) solely to research, develop, make, have made, use, offer for sale, sell, import, and export any Program Antibodies [***] (collectively, “Reversion Products”); provided that (i) the Parties shall negotiate in good faith and enter into a separate termination and transfer agreement in connection with such Reversion Products, such agreement to be consistent with the terms set forth herein in this Section 10.6.1 (“Termination Agreement”), [***];

(d)           [***];

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(e)           [***];

(f)            [***];

(g)           [***]; and

(h)           if such Program is the last Program under this Agreement such that following such expiration or termination, no other Program will be subject to this Agreement, the JSC and all Subcommittees will be dissolved, provided that, for any surviving provisions requiring action or decision by the JSC or any of the Subcommittees or an Executive Officer, each Party will appoint representatives to act as its JSC and subcommittee members or Executive Officer, as applicable;

[***].

10.6.2     Termination by Gilead Pursuant to Section 10.2 or Section 10.4.  On a Program-by-Program basis, subject to Section 10.7, in the event of a termination of this Agreement by Gilead pursuant to Section 10.2 or Section 10.4, upon the effective date of such termination:

(a)           except as set forth in Section 10.8, all rights and licenses granted herein with respect to the Program shall terminate; and

(b)           each Party shall return or destroy all Confidential Information and Materials of the other Party with respect to if such Program is the last Program under this Agreement such that following such expiration or termination, no other Program will be subject to this Agreement, the JSC and all Subcommittees will be dissolved, provided that, for any surviving provisions requiring action or decision by the JSC or any of the Subcommittees or an Executive Officer, each Party will appoint representatives to act as its JSC and subcommittee members or Executive Officer, as applicable.

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10.6.3     Failure to Select Selected Development Candidate.

(a)           Notwithstanding anything to the contrary set forth herein, on a Program-by-Program basis, in the event that, (i) (A) as of the end of the applicable Research Collaboration Term, SR has not notified the JSC of any Program Antibodies under such Program that meet the Development Criteria, and (B) as of the expiration of the applicable Option Exercise Period (other than as a result of a termination by Gilead pursuant to Section 10.3 or by SR pursuant to Section 10.2 or Section 10.5), Gilead has not exercised its Option with respect to such Program and (ii) at any time prior to the [***] anniversary of the expiration of such Option Exercise Period, SR (or any of its Affiliates), alone or with or for any Third Party, files an IND (including through SR or any of its Affiliates granting any such Third Party enabling rights in connection with the filing of an IND by or on behalf of such Third Party) for an Antibody (or any products constituting, incorporating, comprising or containing any such Antibody) that satisfies the Program Criteria for such Program in the Field (each such Antibody or product, a “Continuing Program Antibody”), then SR must deliver written notice of such IND filing to Gilead within five (5) Business Days of such IND filing (a “Continuing Program Antibody Notice”), which notice shall include the information and materials with respect to such Continuing Program Antibody as would otherwise be required to be delivered under the Development Candidate Nomination Package pursuant to Section 2.2.2(b).

(b)           Within [***] days following Gilead’s receipt of a Continuing Program Antibody Notice pursuant to Section 10.6.3(a), Gilead in its sole discretion may elect, by delivery of written notice to SR, to exercise its Option with respect to the applicable Program in accordance with Section 10.6.3(c).

(c)           If Gilead elects to exercise its Option with respect to a given Program pursuant to Section 10.6.3(b)(i), within ten (10) Business Days following Gilead’s exercise of such Option, the Parties shall enter into the License Agreement for such Program; provided that the first two sentences of Section 3.2.1 shall apply mutatis mutandis.

(d)           Notwithstanding anything herein to the contrary, this Section 10.6.3 shall not apply (i) to any Excluded Antibodies or Rejected Development Candidates (if any), (ii) to any Program for which Gilead exercises its Option, or (iii) in the event of any termination of this Agreement with respect to a Program by Gilead pursuant to Section 10.3 or by SR pursuant to Section 10.2 or Section 10.5 prior to the expiration of the applicable Option Exercise Period for such Program.

10.7       Surviving Provisions.

10.7.1     Accrued Rights; Remedies.  Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at law or in equity.

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10.7.2     Survival.  Without limiting the provisions of Section 10.7.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement for the time period specified therein and, if no such time period is specified, indefinitely: Article 1 (to the extent the definitions are used in other surviving provisions), Section 2.5 (solely with respect to the first sentence thereof), Section 2.10, Sections 5.1- 5.2 (inclusive), Section 5.3.1 (to the extent applicable and with respect to amounts due prior to expiration or termination), Sections 5.4- 5.7 (inclusive and to the extent applicable and with respect to amounts due prior to expiration or termination), Section 6.6, Section 6.7.6, Section 7.1, Section 7.3 (but not with respect to the exception with respect to Program Specific Information pursuant to Section 7.3(a)), Sections 7.4.1-7.4.2 (inclusive), Section 7.5, Section 7.8, Section 7.9, Section 8.5, Sections 9.1- 9.3 (inclusive), Section 9.4.1, Section 9.5, Section  9.6, Section 10.6, Section 10.7 and Article 11.

10.7.3     Relationship to License Agreements.  To the extent a License Agreement is in effect prior to such termination of this Agreement, termination of this Agreement in its entirety or with respect to a given Program shall not affect in any way the terms or provisions of any License Agreement, and such License Agreement shall continue in full force and effect in accordance with its terms and conditions.

ARTICLE 11.
MISCELLANEOUS

11.1       Force Majeure.  Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any Governmental Authority.  The non-performing Party shall notify the other Party of such force majeure within thirty (30) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.

11.2       Export Control.  Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other Governmental Authority in accordance with Applicable Law.

11.3       Assignment.  This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either Party without the prior written consent of the other Party;

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provided that (a) either Party may assign or transfer all or any part of its rights and assign or transfer its obligations under this Agreement, in whole or in part, to any of its Affiliates without the consent of the other Party and (b) either Party may assign this Agreement, in its entirety, to a successor to substantially all of the business to which this Agreement relates (including, in the case of SR, all rights and interest in and to the SR IP), whether in a merger, sale of stock, sale of assets or other transaction, without the consent of the other Party.  Any attempted assignment or transfer in violation of this Section 11.3 shall be null and void.

11.4       Performance by Affiliates.  Either Party may discharge any obligations and exercise any right hereunder through any of its Affiliates; provided that such Party shall cause its Affiliates to comply with the applicable provisions of this Agreement in connection with such performance and the Party shall remain fully responsible and obligated for its obligations hereunder.

11.5       Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Applicable Law, and if the rights or obligations of either Party under this Agreement shall not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, the Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering into this Agreement may be realized. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

11.6       Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

11.7       Jurisdiction; Venue; Service of Process.  Each Party irrevocably submits to the exclusive jurisdiction of (a) the courts of the State of New York located in New York, NY, and (b) the United States District Court for the Southern District of New York, for the purposes of any Action arising out of this Agreement.  Each Party agrees to commence any such Action either in the United States District Court for the Southern District of New York or if such Action may not be brought in such court for jurisdictional reasons, in the courts of the State of New York located in New York, NY.  Each Party further agrees that service of any process, summons, notice or document by the U.S. registered mail to such Party’s respective address set forth in Section 11.11 shall be effective service of process for any Action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 11.7.  Each Party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement in (i) the courts of the State of New York located in New York, NY, and (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

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11.8       Waiver of Right to Trial by Jury.  EACH PARTY HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES.  THIS WAIVER APPLIES TO ANY ACTION OR LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  Each Party hereto (a) certifies that no representative or attorney of any other Party has represented, expressly or otherwise, that such Party would not, in the event of any Action, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Party have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.8.

11.9       Equitable Relief.  Each Party acknowledges and agrees that the restrictions set forth in Section 2.9 and Article 6 and Article 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek to obtain injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity to prevent such breach or threatened breach of this Agreement and to enforce specifically the terms and provisions of such Section or Articles of this Agreement in the courts of the State of New York located in New York, NY, and the United States District Court for the Southern District of New York.  Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy.  Nothing in this Section 11.9 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.10     Dispute Resolution.

11.10.1  General.  The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (a “Dispute”).

11.10.2  Escalation to Executive Officers.  Any Dispute shall be referred to the Executive Officers of the Parties, who shall confer in good faith on the resolution of the issue.  Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties.

11.10.3  Jurisdiction; Equitable Relief.  If the Executive Officers are not able to agree on the resolution of any Dispute within [***] days after such Dispute was first referred to

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them, then, except as set forth in Section 4.1.6(e), either Party may initiate litigation in accordance with Section 11.7 or with respect to any Disputes that involve the infringement or validity of any Patents outside the United States, such Dispute shall be resolved by a court of competent jurisdiction, notwithstanding Section 11.7, in any country in which such rights apply.  Notwithstanding anything herein to the contrary, nothing in this Section 11.10 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party.

11.11     Notices.  Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 11.11 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.11.  Such notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with an internationally recognized overnight delivery service.  This Section 11.11 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Gilead, to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: Alliance Management

with a copy (which shall not constitute notice) to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: General Counsel

If to SR, to:

Scholar Rock Holding Corporation

620 Memorial Drive

2nd Floor

Cambridge, MA 02139

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

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Scholar Rock Holding Corporation

620 Memorial Drive

2nd Floor

Cambridge, MA 02139

Attention: Head of Corporate Legal

11.12     Entire Agreement.  This Agreement, together with the Exhibits and Schedules expressly contemplated hereby and attached hereto, the Equity Agreements and any License Agreements (if any) (including the schedules, exhibits and other agreements contemplated thereby), contain the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the Parties with respect to the subject matter hereof, including the Existing Confidentiality Agreement.  For the avoidance of doubt, the Parties agree that that certain Letter Agreement between the Parties, dated November 9, 2018, shall terminate automatically upon the Effective Date. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement.  The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

11.13     English Language.  This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language.  Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

11.14     Amendments and Waivers.  No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement shall be effective unless it is in writing and signed by an authorized representative of both Parties.  Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given.  Neither the failure of either Party to enforce, nor the delay of either Party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof.  No action taken pursuant to this Agreement, including any investigation by or on behalf of either Party, shall be deemed to constitute a waiver by the Party taking action of compliance by the other Party with any representation, warranty, covenant, agreement or obligation contained herein.

11.15     Cumulative Rights.  Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

11.16     Benefits of Agreement.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Article 9, this Agreement is for the sole benefit of the Parties and not for the benefit of any other Person.

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11.17     Further Assurance.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement.    Without limiting the foregoing, in the event that Gilead exercises its Option with respect to two (2) or more Programs and the related License Agreements become effective, the Parties shall use good faith efforts to consolidate any overlapping obligations among such License Agreements.

11.18     Relationship of the Parties.  It is expressly agreed that Gilead, on the one hand, and SR, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency.  Neither Gilead, on the one hand, nor SR, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

11.19     Counterparts.  This Agreement may be executed in two counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

11.20     Schedules.  In the event of any inconsistencies between this Agreement and any Schedules or other attachments hereto, the terms of this Agreement shall control; provided that, for clarity, upon the exercise of a given Option, the corresponding License Agreement shall control in the event of any inconsistency between this Agreement and such License Agreement.

11.21     Descriptive Headings.   Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

11.22     Certain Interpretations.   Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement:  (a) the singular includes the plural and the plural includes the singular; (b) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation;” (c) the terms “will” and “shall” shall be deemed to have the same meaning; (d) a reference to any contract includes permitted supplements and amendments; (e) a reference to Applicable Law includes any amendment or modification to such Applicable Law; (f) a reference to a Person includes its successors, heirs and permitted assigns; (g) a reference to one gender shall include any other gender; (h) a reference in this Agreement to an Article, Section, Exhibit or Schedule is to the referenced Article, Section, Exhibit or Schedule of this Agreement, unless expressly specified otherwise; (i) “hereunder,” “hereof,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; (j) unless otherwise provided herein, any reference to “days” means calendar

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days; (k) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not necessarily mean simply “if”; and (l) the phrase “non-refundable and non-creditable” shall in no way limit either Party’s right to pursue or receive damages in connection with any breach of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this MASTER COLLABORATION AGREEMENT to be executed by their respective duly authorized representatives as of the Effective Date.

GILEAD SCIENCES, INC.		SCHOLAR ROCK, INC.

By:	/s/ John G. McHutchison	By:	/s/ Nagesh K. Mahanthappa

Name:	John G. McHutchison	Name:	Nagesh K. Mahanthappa, PhD, MBA

Title:	Chief Scientific Officer, Head of R&D	Title:	President and Chief Executive Officer

[Signature Page to Master Collaboration Agreement]

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Exhibit A

FORM OF LICENSE AGREEMENT

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EXECUTION VERSION

LICENSE AGREEMENT

between

GILEAD SCIENCES, INC.

and

[SCHOLAR ROCK]

Dated as of [•] 20[  ]

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LIST OF SCHEDULES

Schedule 1.24	Existing Collaboration In-Licenses

Schedule 1.40	Delivered Antibodies

Schedule 1.55	Excluded Antibodies

Schedule 1.59	Existing Program Antibodies

Schedule 1.60	Existing SR In-Licenses

Schedule 1.95	Licensed Program Criteria

Schedule 1.97	Licensed Target

Schedule 1.159	TGFb Superfamily

Schedule 2.1.5(a)	Form of Development Report

Schedule 8.2	Exceptions to Representations and Warranties of SR

Schedule 10.8.2	Arbitration Procedures

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ii

LICENSE AGREEMENT

This LICENSE AGREEMENT (this “Agreement”) is entered into as of [     ] [  ], 20[  ] (the “Execution Date”) by and between Gilead Sciences, Inc., a corporation organized and existing under the laws of the State of Delaware and having its principal place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead”), and [Scholar Rock], [a corporation organized and existing under the laws of the State of Delaware and having its principle place of business at 620 Memorial Drive, 2nd Floor, Cambridge, Massachusetts 02139] (“SR”)(1).  Gilead and SR are each referred to herein by name or as a “Party”, or, collectively, as the “Parties”.

RECITALS

WHEREAS, SR is a clinical-stage biopharmaceutical company focused on the discovery and development of innovative medicines for the treatment of serious diseases in which signaling by protein growth factors plays a fundamental role;

WHEREAS, Gilead possesses expertise in the development and commercialization of biologic products;

WHEREAS, Gilead and SR entered into that certain Master Collaboration Agreement, dated December 19, 2018 (the “Master Collaboration Agreement”), pursuant to which, among other things, upon exercise by Gilead of its Option (as defined in the Master Collaboration Agreement) with respect to a given Program, the Parties are obligated to enter into a License Agreement with respect to such Program; and

WHEREAS, Gilead has exercised its Option with respect to the Licensed Program and, as such, the Parties are entering into this Agreement pursuant to which, among other things, SR grants to Gilead exclusive rights and licenses with respect to the Research, Development, Manufacture and Commercialization of Licensed Antibodies and Licensed Products (as defined below) in the Field in Territory, on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE 1.
DEFINITIONS

Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below.

1.1                               “Acquirer” means, collectively, the Third Party referenced in the definition of Change of Control and such Third Party’s Affiliates, other than the applicable Party in the

(1)  NTD: SR to provide Scholar Rock entity.

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definition of Change of Control and such Party’s Affiliates, determined as of immediately prior to the closing of such Change of Control.

1.2                               “Acquired Program” has the meaning set forth in Section 2.8.2(a).

1.3                               “Acquirer Program” has the meaning set forth in Section 2.8.2(b).

1.4                               “Action” means any claims, action, suit, arbitration, inquiry, audit, proceeding or investigation by or before, or otherwise involving, any Governmental Authority.

1.5                               “Affiliate” means, with respect to any Person, any other Person, as of the Execution Date or at any time during the Term, directly or indirectly controlling or controlled by, or under direct or indirect common control with, such first Person.  For purposes of this definition, a Person shall be deemed, in any event, to control another Person if it (a) owns or controls, directly or indirectly, or has the ability to direct or cause the direction or control of, more than fifty percent (50%) of the voting equity of such other Person, or (b) has the ability to direct, cause the direction of or control the management or policies of such other Person, whether through direct or indirect ownership of voting equity, by contract or otherwise. For purposes of this definition, the term “control”, “controlled” or “controlling” means (i) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting securities, by contract or otherwise, or (ii) when used with respect to any security, the possession, directly or indirectly, of the power to vote, or to direct the voting of, such security or the power to dispose of, or to direct the disposition of, such security.  The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that in such case such lower percentage will be substituted in the preceding sentence; provided that such foreign investor has the power to direct the management and policies of such entity.

1.6                               “Agreement” has the meaning set forth in the preamble hereto.

1.7                               “Alliance Manager” has the meaning set forth in Section 3.2.

1.8                               “Antibody” means, with respect to a given Target, any monoclonal antibody or antigen-binding fragment thereof that binds to such Target, and includes an immunoglobulin, such as IgA, IgD, IgE, IgG and IgM, in each case, whether multiple or single chain, recombinant or naturally occurring or a combination of the foregoing in any species, whole or antigen-binding fragment, including any monospecific or any bispecific/multi-specific/multivalent antibody, and any analogs, constructs, conjugates, fusions or chemical or other modifications or attachments thereof or thereto. An antigen binding portion of an Antibody includes an antigen binding heavy chain, light chain, heavy chain dimer, diabody, Fab fragment, F(ab’)2 fragment, single domain, or any FV fragment, including a single chain FV (SCFV), a disulfide stabilized FV fragment (DSFV), or a bispecific DSFV, or a conjugate containing the immunoglobulin or an antigen-binding fragment thereof.  For clarity, an Antibody that differs in amino acid sequence will be treated as a separate Antibody.

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1.9                               “Antitrust Law” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder (the “HSR Act”), the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, and any other Applicable Law of the United States, a state or territory thereof, or any foreign government or supranational body (including the European Commission) that are designed to prohibit, restrict or regulate actions having the purpose or effect of monopolization, restraint of trade, or lessening of competition through merger or acquisition.

1.10                        “Applicable Law” means any applicable federal, state, local or foreign constitution, treaty, law, statute, ordinance, rule, regulation, standard, interpretation, guidance document, directive, policy, order, writ, award, decree, injunction, judgment, stay or restraining order of any Governmental Authority, the terms of any permit, and any other ruling or decision of, agreement with or by, or any other requirement of, any Governmental Authority having proper jurisdiction over the matter, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Federal Food, Drug, and Cosmetic Act, as amended, the United States Department of Health and Human Services (“HHS”) privacy rules under the Health Insurance Portability and Accountability Act, as amended, and the General Data Protection Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC.

1.11                        “Bankruptcy Code” has the meaning set forth in Section 6.5.

1.12                        “Biosimilar Application” means an application submitted to the FDA under subsection (k) of Section 351 of the PHSA, or any analogous application submitted to a Regulatory Authority in the United States or in another country in the world.

1.13                        “Biosimilar Product” means, [***].

1.14                        “BLA” means (a) a Biologics License Application as defined in the United States Public Health Service Act, as amended and the regulations promulgated thereunder, (b) a Marketing Authorization Application in the EU, or (c) any equivalent or comparable application, license, registration, permit or certification in any other country or region.

1.15                        “Business Day” means any day excluding (a) Saturdays and Sundays; or (b) any day that is a legal holiday under the Applicable Law of the United States or that is a day on which banking institutions located in San Francisco, California or Boston, Massachusetts, are authorized or required by Applicable Law or other governmental action to close; or (c) December 26, December 27, December 28, December 29, December 30 and December 31.

1.16                        “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter of the Term shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.

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1.17                        “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year of the Term shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.

1.18                        “CDR” means a complementarity-determining region of an Antibody as defined by Kabat.

1.19                        “Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the direct or indirect beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s and its controlled Affiliates’ assets that relate to this Agreement; provided, however, that any public offering or any other bona fide capital raising event, public or private, a reorganization, spin-out, merger, consolidation or recapitalization, in each case, undertaken solely for tax planning purposes or solely to change a Party’s domicile shall not constitute a “Change of Control.”

1.20                        “Clinical Trial” means a human clinical trial and any such other tests and studies in human subjects that are required by Applicable Law, recommended by the Governmental Authorities, or are otherwise necessary to obtain or maintain Regulatory Approvals for a product.

1.21                        “CMCC” means Children’s Medical Center Corporation.

1.22                        “CMCC Agreement” means that certain Exclusive License Agreement, between CMCC and SR, dated as of December 17, 2013, as the same may be amended or restated from time to time.

1.23                        “Collaboration” has the meaning given such term in the Master Collaboration Agreement.

1.24                        “Collaboration In-License” means (i) any agreement entered into by SR or any of its Affiliates with a Third Party following the execution date of the Master Collaboration Agreement, pursuant to which SR or any of its Affiliates Controls any SR Background IP and is deemed to be a “Collaboration In-License” in accordance with the Master Collaboration Agreement, including the agreements set forth on Schedule 1.24 and (ii) those SR New In-Licenses that are deemed to be a Collaboration In-License in accordance with Section 5.2.2(b).

1.25                        “Collaboration IP” means the Collaboration Know-How and Collaboration Patents.

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1.26                        “Collaboration Know-How” means any Know-How that is first created or conceived by or on behalf of either or both of the Parties or their respective Affiliates (whether solely or jointly with any Third Party(ies)), in the course of activities performed under the Master Collaboration Agreement or this Agreement at any time during the Term, including the physical embodiments of any Licensed Antibodies, but excluding SR Platform Collaboration Know-How.

1.27                        “Collaboration Patents” means any Patents Controlled by either Party that claim any Collaboration Know-How.

1.28                        “Combination Product” means any product that comprises a Licensed Product sold in conjunction with another active component, whether packaged together or in the same therapeutic formulation.

1.29                        “Commercial Milestone” has the meaning set forth in Section 5.1.2.

1.30                        “Commercial Milestone Payment” has the meaning set forth in Section 5.1.2.

1.31                        “Commercially Reasonable Efforts” means, [***].

1.32                        “Commercialization” means any and all activities directed to the commercial manufacturing (including Manufacturing) or commercial supply of a product, marketing, detailing, promoting, advertising and seeking of pricing and reimbursement of such products (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product), and will include marketing, promoting, advertising, detailing, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such products, importing, exporting or transporting such products for commercial sale, and all regulatory compliance with respect to the foregoing.  When used as a verb, “Commercialize” means to engage in Commercialization.

1.33                        “Competitive Infringement” means, [***].

1.34                        “Competitive Product” has the meaning set forth in Section 2.8.1(a).

1.35                        “Compulsory License” means, with respect to a Licensed Product, in a country or territory, a license or rights granted to a Third Party by a governmental agency within such country or territory to sell or offer for sale such Licensed Product in such country or territory under any patent rights Controlled by Gilead or its Affiliates, without direct or indirect authorization from Gilead or its Affiliates, for example a right granted pursuant to requests under 30 August 2003 WTO decision.

1.36                        “Confidential Information” means, with respect to a Party, all confidential or proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.

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1.37                        “Control”, “Controls” or “Controlled” means when used with respect to any item of Know-How, Regulatory Materials, material, Patent, or other intellectual property right, the possession (whether by ownership, license or sublicense, other than by a license, sublicense or other right granted (but not assignment) pursuant to this Agreement) by a Party of the ability to assign or grant to the other Party the licenses, sublicenses or rights to access and use such Know-How, Regulatory Materials, material, Patent, or other intellectual property right as provided for in this Agreement, without, other than with respect to any SR In-Licenses, paying any consideration to any Third Party (now or in the future) or violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party would be required hereunder to grant such license, sublicense or rights of access and use.  Notwithstanding anything in this Agreement to the contrary, unless and until a Party (or its Affiliate) breaches Section 2.8.5, such Party will be deemed not to Control any Know-How, Regulatory Materials, material, Patent, or other intellectual property right that are owned or in-licensed by an Acquirer except (a) with respect to any such Know-How, Regulatory Materials, material, Patent, or other intellectual property right arising from active participation by employees or consultants of the Acquirer in connection with this Agreement after such Change of Control, (b) to the extent that any such Know-How, Regulatory Materials, material, Patent, or other intellectual property right is included in or used in furtherance of this Agreement by the Acquirer after such Change of Control, or (c) for Know-How, Regulatory Materials, material, Patent, or other intellectual property right constituting improvements (or direct improvements to such improvements) to the SR IP or the Gilead IP (as applicable) in existence prior to such Change of Control created or conceived by any employees or consultants of the Acquirer.

1.38                        “Cover”, “Covering” or “Covered” means, with respect to a Licensed Product, that the using, selling, manufacturing or offering for sale of such Licensed Product would, but for a license granted in this Agreement, infringe a Valid Claim of any Patent within the SR IP or Joint Collaboration IP in the country in which the activity occurs.

1.39                        “Cure Period” has the meaning set forth in Section 10.2.1.

1.40                        “Delivered Antibody” means the Antibodies set forth on Schedule 1.40.

1.41                        “Development” means Research and all activities related to pre-clinical and other non-clinical testing, test method development and stability testing, toxicology, formulation, process development, manufacturing scale-up, qualification and validation, quality assurance/quality control, Clinical Trials (whether necessary, recommended or required to obtain approval), including Manufacturing in support thereof, statistical analysis and report writing, the preparation and submission of applications for Regulatory Approvals and Pricing Approvals, regulatory affairs with respect to the foregoing and all other activities necessary or reasonably useful or otherwise requested or required by a Governmental Authority as a condition or in support of obtaining or maintaining a Regulatory Approval or Pricing Approval, as applicable.  When used as a verb, “Develop” means to engage in Development.

1.42                        “Development Milestone” has the meaning set forth in Section 5.1.1.

1.43                        “Development Milestone Payment” has the meaning set forth in Section 5.1.1.

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1.44                        “Development Report” has the meaning set forth in Section 2.1.5(a).

1.45                        “Directed” means, with respect to an Antibody (including a product that constitutes, incorporates, comprises or contains such Antibody) and a Target, that such Antibody (including a product that constitutes, incorporates, comprises or contains such Antibody) binds such Target with a minimum binding affinity, [***].

1.46                        “Disclosing Party” has the meaning set forth in Section 7.1.

1.47                        “Dispute” has the meaning set forth in Section 11.10.1.

1.48                        “Distributor” means any Person appointed by Gilead or any of its Affiliates or its or their Sublicensees to distribute, market and sell the Licensed Products in one or more countries in the Territory, in circumstances where the Person purchases its requirements of the Licensed Products from Gilead or its Affiliates or its or their Sublicensees but does not otherwise make any royalty or other payment to Gilead or its Affiliates or its or their Sublicensees with respect to its rights under the SR IP.

1.49                        “DOJ” has the meaning set forth in Section 4.3.2.

1.50                        “Dollars” or “$” means the legal tender of the United States.

1.51                        “Effective Date” has the meaning set forth in Section 4.1.

1.52                        “EMA” has the meaning set forth in Section 1.126.

1.53                        “Enforcing Party” has the meaning set forth in Section 6.8.3.

1.54                        “EU” means the European Union, as its membership may be constituted from time to time, and any successor thereto.

1.55                        “Excluded Antibodies” means [***](2) [***](3) [***](4).

1.56                        “Exclusions Lists” has the meaning set forth in Section 1.169.

1.57                        “Execution Date” has the meaning set forth in the preamble hereto.

1.58                        “Executive Officers” means (a) with respect to SR, SR’s Chief Executive Officer or his or her designee with appropriate decision-making authority and (b) with respect to Gilead, Gilead’s Chief Scientific Officer or his or her designee with appropriate decision-making authority.

1.59                        “Existing Program Antibodies” means those Antibodies set forth on Schedule 1.59.

(2)  NTD:  Parties to include all Rejected Development Candidates for the Licensed Program (but, for clarity, excluding any Rejected Development Candidate if [***].

(3)  NTD:  This clause (b) will apply only if [***].

(4)  NTD:  This clause (b) will apply only if [***].

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1.60                        “Existing SR In-Licenses” means any license agreements entered into by SR or any of its Affiliates with a Third Party prior to the effective date of the Master Collaboration Agreement, pursuant to which a Third Party grants SR or any of its Affiliates a license pursuant to which SR Controls any SR Background IP, as set forth in Schedule 1.60.

1.61                        “FDA” has the meaning set forth in Section 1.126.

1.62                        “Field” means the diagnosis, treatment, cure, mitigation or prevention in humans or animals of any diseases, disorders or conditions other than the Oncology Field.

1.63                        “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first invoiced commercial sale for monetary value for use or consumption by the general public of a Licensed Product in any country in the Territory after the Regulatory Approval for such Licensed Product has been obtained in such country. For the avoidance of doubt, sales prior to receipt of all Regulatory Approvals or Pricing Approvals necessary to commence regular commercial sales, such as so-called “named patient sales” and “compassionate use sales”, as applicable, shall not be construed as a First Commercial Sale.

1.64                        [***].

1.65                        “FTC” has the meaning set forth in Section 4.3.2.

1.66                        “GAAP” means United States generally accepted accounting principles, as applied consistently by the accounting Party.

1.67                        “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, overseeing, monitoring, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances (including Guideline for Good Clinical Practice — ICH Harmonized Tripartite Guideline (ICH E6)), and, outside the United States, Guidelines for Good Clinical Practice — ICH Harmonized Tripartite Guideline (ICH E6).

1.68                        “Gilead” has the meaning set forth in the preamble hereto.

1.69                        “Gilead Collaboration IP” means any (a) Collaboration Know-How created or conceived by or on behalf of Gilead or its Affiliates (whether solely or jointly with any Third Party(ies)), in the course of activities performed under the Master Collaboration Agreement or this Agreement, and (b) Patents that claim such Know-How, but excluding, in each case of (a) and (b), SR Collaboration IP, Joint Collaboration IP and SR Platform Collaboration IP.

1.70                        “Gilead IP” has the meaning set forth in Section 6.6.3.

1.71                        “Gilead Reversion IP” has the meaning set forth in Section 10.8.2(d).

1.72                        “GLP” means the applicable then-current good laboratory practice standards promulgated or endorsed by the FDA, as defined in U.S. 21 C.F.R. Part 58 (or such other comparable regulatory standards in jurisdictions outside the United States, as they may be

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updated from time to time), and the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities.

1.73                        “GMP” means all applicable standards relating to current good manufacturing practices for fine chemicals, intermediates, bulk products, biologic components, raw materials and/or finished biological or pharmaceutical products, including (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21 C.F.R. Parts 600, 601 and 610, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Law promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable biological or pharmaceutical compound or product, as applicable.

1.74                        “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, licensing body, officer, official, representative, organization, unit, body or entity and any court or other tribunal of competent jurisdiction (including any arbitration or other alternative dispute forum)), (c) supra-national or multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.

1.75                        “HHS” has the meaning set forth in Section 1.10.

1.76                        “HSR Act” has the meaning set forth in Section 1.9.

1.77                        “HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods and requests for information (and any extensions thereof) under the HSR Act with respect to the transactions contemplated by this Agreement have expired or have been terminated.

1.78                        “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto.  References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).

1.79                        “IND Date” means the date on which clinical work may proceed under the first IND for a Licensed Product hereunder, as evidenced by written notice from any Regulatory Authority.

1.80                        “Indemnification Claim Notice” has the meaning set forth in Section 9.3.1.

1.81                        “Indemnified Party” has the meaning set forth in Section 9.3.1.

1.82                        “Indemnifying Party” has the meaning set forth in Section 9.3.1.

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1.83                        “Indication” means a disease or pathological condition for which clinical results for such disease or condition and a separate BLA application (or equivalent regulatory filing or application outside of the United States) or a supplement (or other addition) to an existing BLA application (or equivalent regulatory filing or application outside of the United States) is required for the purpose of obtaining Regulatory Approval in a country or territory.  For clarity, (i) moving from one line of therapy to another within an Indication shall not be considered to be a new Indication, a non-limiting example of which is moving from second line therapy to first line therapy, (ii) a single Indication would include the primary disease, disorder or condition and all variants or sub-divisions or sub-classifications within such primary disease, disorder or condition, and regardless of prophylactic or therapeutic use, pediatric or adult use and irrespective of different formulation(s), dosage forms, dosage strengths, or delivery system(s) used and (iii) obtaining a label expansion for use of a biological or pharmaceutical product as a combination product shall not be considered to be a new Indication.

1.84                        “Initiation” means, [***].

1.85                        “Joint Collaboration Know-How” means any Collaboration Know-How that is created or conceived jointly by or on behalf of Gilead or its Affiliates (or their respective Third Party Subcontractors), on the one hand, and SR or its Affiliates (or their respective Third Party Subcontractors), on the other hand, in the course of activities performed under the Master Collaboration Agreement or this Agreement, but excluding all SR Platform Collaboration Know-How.

1.86                        “Joint Collaboration IP” means collectively the Joint Collaboration Know-How or Joint Collaboration Patents, but excluding all SR Platform Collaboration IP.

1.87                        “Joint Collaboration Patents” means any Collaboration Patents that claim any Joint Collaboration Know-How, but excluding all SR Platform Collaboration Patents.

1.88                        “JSC” has the meaning set forth in Section 3.1.1.

1.89                        “Know-How” means any (a) information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools; and (b) tangible manifestations thereof, including any of the foregoing relating to matter, cells, cell lines, assays, animal models, human tissue, fluid or cells, and any other physical, biological or chemical material, in all cases, whether or not confidential, proprietary, patented or patentable, in written, electronic or any other form now known or hereafter developed, but excluding any Patents.

1.90                        “Knowledge” means, [***].

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1.91                        “License Agreement” has the meaning given such term in the Master Collaboration Agreement.

1.92                        “Licensed Antibody” means (a) any Existing Program Antibody; (b) any Delivered Antibody; and (c) any Related Antibody with respect to any Antibody described in the foregoing clauses (a) and (b), but excluding the Excluded Antibodies.

1.93                        “Licensed Product” means any biologic product that constitutes, comprises or contains a Licensed Antibody, whether or not as the sole ingredient, in any dosage form, formulation, presentation or packaging configuration.

1.94                        “Licensed Program” means the Program undertaken by or on behalf of the Parties and their Affiliates pursuant to the Master Collaboration Agreement with respect to which Gilead has exercised its Option under the Master Collaboration Agreement.

1.95                        “Licensed Program Criteria”  the combination of specific characteristics that define a relevant Antibody for the Licensed Program, as further described on Schedule 1.95.

1.96                        “Licensed Program Specific Information” means, [***].

1.97                        “Licensed Target” means the Target identified on Schedule 1.97.(5)

1.98                        “Losses” means all losses, costs, claims, damages, liabilities and expense (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation).

1.99                        “Major Market Countries” means any of [***].

1.100                 “Manufacture” means all activities related to the manufacturing of a product or, in either case, any raw material, component or ingredient thereof, including test method development and stability testing, formulation, cell line development, process development and validation, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a product and regulatory activities related to any of the foregoing.

1.101                 “Master Collaboration Agreement” has the meaning set forth in the recitals.

1.102                 “Materials” has the meaning given such term in the Master Collaboration Agreement.

1.103                 “Merger Control Filing” means any filing by SR or Gilead with (a) the FTC and the DOJ of a Notification and Report Form for Certain Mergers and Acquisitions (as that term is

(5)  NTD: Applicable Program Collaboration Target (as defined in the Master Collaboration Agreement) to be specified on Schedule 1.97.

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defined in the HSR Act) with respect to the matters set forth in this Agreement, or (b) with any other Governmental Authority of any merger control filing required under applicable Antitrust Law, in each case, together with all required documentary attachments thereto.

1.104                 “Net Sales” means, [***].

1.105                 “Net Receipts” means all amounts actually received by Gilead or its Affiliates or Sublicensees from any Compulsory License in consideration of the sale of a Licensed Product less any withholding tax or other taxes as may be required under Applicable Law and actually withheld from such payment due to Gilead, its Affiliate or Sublicensee, as applicable.

1.106                 “Non-Enforcing Party” has the meaning set forth in Section 6.8.3.

1.107                 “Non-Prosecuting Party” has the meaning set forth in Section 6.7.3.

1.108                 “Officials” has the meaning set forth in Section 2.7.2.

1.109                 “Oncology Field” means the diagnosis, treatment, cure, mitigation or prevention of an Indication characterized by abnormal cellular proliferation, including: solid or liquid malignancies (including primary and metastatic tumors), lymphoid and myeloid proliferative disorders (including myelodysplastic syndrome and myelofibrosis), and hematopoietic control or dysregulations.  For clarity, “Oncology Field” (a) includes cancer immunotherapy and immuno-oncology and (b) does not include NASH or the treatment of fibrosis for or in any organ (e.g. that could be seen as prevention of malignancy, for instance, HCC), but does include the treatment of desmoplastic tumors (e.g., that could be seen as malignancies with a fibrotic component).

1.110                 “Option” has the meaning given such term in the Master Collaboration Agreement.

1.111                 “Option Exercise Notice” has the meaning given such term in the Master Collaboration Agreement.

1.112                 “Party” or “Parties” has the meaning set forth in the preamble hereto.

1.113                 “Patent Challenge” has the meaning set forth in Section 10.7.

1.114                 “Patents” means (a) any national, regional and international patents and patent applications, including provisional patent applications; (b) any patent applications filed from such patents, patent applications or provisional applications or from an application claiming priority to either of these, including divisionals, continuations, continuations-in-part, substitutions, provisionals, converted provisionals, and continued prosecution applications; (c) any patents that have issued or in the future issue from the foregoing patent applications described in clauses (a) and (b), including utility models, petty patents and design patents and certificates of invention; and (d) all extensions or restorations by existing or future extension or restoration mechanisms, including revalidations, reissues, re-examinations and extensions

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(including any supplementary protection certificates and the like) of the foregoing patents or patent applications described in clauses (a), (c) and (d).

1.115                 “Payment” has the meaning set forth in Section 2.7.2.

1.116                 “Person” means an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity or any Governmental Authority.

1.117                 “Phase II Clinical Trial” means a double-blind, active- or placebo-controlled Clinical Trial which provides for the first introduction of a biological or pharmaceutical product into patients having the disease, disorder or condition of interest with the primary purpose of determining safety, metabolism and pharmacokinetic properties and clinical pharmacology of such product or a double-blind, active- or placebo-controlled Clinical Trial of the safety, dose-ranging and efficacy of a product, which is prospectively designed to generate sufficient data (if successful) to commence a Phase III Clinical Trial or to file for accelerated or conditional approval, or otherwise consistent with the requirements of US 21 C.F.R. §312.21(b) or its foreign equivalents.

1.118                 “Phase III Clinical Trial” means a controlled Clinical Trial of the efficacy and safety of a product, which is prospectively designed to demonstrate statistically whether such product is effective and safe for use in a particular Indication in a manner sufficient to file for Regulatory Approval, or otherwise consistent with the requirements of US 21 C.F.R. §312.21(c) or its foreign equivalents.

1.119                 [***].

1.120                 “Program” has the meaning given such term in the Master Collaboration Agreement.

1.121                 “Program Antibody” has the meaning given such term in the Master Collaboration Agreement.

1.122                 “Prosecuting Party” has the meaning set forth in Section 6.7.3.

1.123                 “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as reissues and appeals with respect to such Patent, together with the initiation or defense of interferences, derivation proceedings, post-grant proceedings, oppositions and other similar proceedings with respect to the particular Patent, and any appeals therefrom.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement or defense actions taken with respect to a Patent.

1.124                 “Receiving Party” has the meaning set forth in Section 7.1.

1.125                 “Regulatory Approval” means all approvals, licenses, permits, certifications, and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a biological or pharmaceutical product for a particular Indication in a country in the world, [***].

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1.126                 “Regulatory Authority” means any national or supranational Governmental Authority, including the UK Medicines and Healthcare products Regulatory Agency (and any successor entity thereto) in the UK, the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be in Japan, or any health regulatory authority in any country or region in the Territory that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a biological, or pharmaceutical product, as applicable, in such country or region.

1.127                 “Regulatory Exclusivity Period” means, with respect to each Licensed Product in any country in the Territory, a period of exclusivity (other than Patent exclusivity) granted or afforded by Applicable Law or by a Regulatory Authority in such country that prevents the approval or marketing of any Biosimilar Product of such Licensed Product in such country.

1.128                 “Regulatory Materials” means the regulatory registrations, listings, applications, licenses, certifications, authorizations and approvals (including INDs and any supplements and amendments thereto), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, distribution, or commercialization of a biological or pharmaceutical product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each Regulatory Approval, including all drug master files (if any), INDs and supplemental new drug applications (sNDAs), and foreign equivalents of any of the foregoing.

1.129                 “Related Antibody” means [***](6). [***](7).

1.130                 “Research” means any research activities with respect to a product.

1.131                 “Reversion Products” has the meaning set forth in Section 10.8.2(d).

1.132                 “Royalty Term” means, [***].

1.133                 [***].

1.134                 “Selected Development Candidate” means any Licensed Antibody that was selected as a “Selected Development Candidate” in accordance with the Master Collaboration Agreement.

1.135                 “Selling Party” has the meaning set forth in Section 1.104.

1.136                 “SR” has the meaning set forth in the preamble hereto.

1.137                 “SR Background IP” means SR Background Know-How and SR Background Patents.

1.138                 “SR Background Know-How” means [***].

(6)  NTD:  [***].

(7)  NTD:  [***].

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1.139                 “SR Background Patents” means [***].

1.140                 “SR Collaboration IP” means any SR Collaboration Know-How and SR Collaboration Patents.

1.141                 “SR Collaboration Know-How” means any Know-How first created or conceived by or on behalf of SR or its Affiliates (whether solely or jointly with any Third Party(ies)) in the course of activities performed under the Master Collaboration Agreement or this Agreement, but excluding any Gilead Collaboration IP, Joint Collaboration IP or SR Platform Collaboration IP.

1.142                 “SR Collaboration Patents” means any Patents that claim SR Collaboration Know-How.

1.143                 “SR Core Patents” means all Patents within the SR Background Patents, SR Collaboration Patents and SR Platform Collaboration Patents, excluding any SR Program Patents.

1.144                 [“SR Excluded Antibody” means [***].](8)

1.145                 “SR In-Licenses” means the Existing SR In-Licenses and the Collaboration In-Licenses.

1.146                 “SR IP” means the SR Background IP, SR Collaboration IP and SR Platform Collaboration IP.

1.147                 “SR New In-License” has the meaning set forth in Section 5.2.2(b).

1.148                 “SR Platform” means [***].

1.149                 “SR Platform Collaboration IP” means any SR Platform Collaboration Know-How and SR Platform Collaboration Patents.

1.150                 “SR Platform Collaboration Know-How” means [***].

1.151                 “SR Platform Collaboration Patents” means [***].

1.152                 “SR Program Patents” means [***].

1.153                 “SR Reagents” means [***].

1.154                 “Sublicensee” means a Third Party to which Gilead (or its Affiliate) has, pursuant to Section 6.2, granted sublicense rights under any of the license rights granted under Section 6.2, but excluding Distributors.

(8)  NTD:  To be included in the License Agreement for Program 1 but not Program 2 or Program 3.

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1.155                 “Target” means a protein or protein complex to which a molecule binds.

1.156                 “Term” has the meaning set forth in Section 10.1.

1.157                 “Termination Agreement” has the meaning set forth in Section 10.8.2(d).

1.158                 “Territory” means worldwide.

1.159                 “TGFb Superfamily” means the targets identified on Schedule  1.159.

1.160                 “Third Party” means any Person other than SR or Gilead that is not an Affiliate of SR or of Gilead.

1.161                 “Third Party Action” has the meaning set forth in Section 6.10.1.

1.162                 “Third Party Claim” means any suits, claims, actions, proceedings or demands brought by a Third Party.

1.163                 “Third Party License” has the meaning set forth in Section 5.2.2(d).

1.164                 “Third Party Payments” has the meaning set forth in Section 5.2.2(a).

1.165                 “Third Party Subcontractor” means any Third Party subcontractor used by or on behalf of a Party or its Affiliates in the performance of the Licensed Program under the Master Collaboration Agreement or this Agreement.

1.166                 “Third Party Subcontractor Agreement” means an agreement entered into by a Party with a Third Party Subcontractor.

1.167                 “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).

1.168                 “Valid Claim” means [***].

1.169                 “Violation” means that a Party or any of its officers or directors or any other personnel of such Party (or other permitted agents of such Party performing activities hereunder including Third Party contractors and their respective officers and directors) has been:  (a) convicted of any of the felonies identified among the exclusion authorities listed on the U.S. Department of Health and Human Services, Office of Inspector General (OIG) website, including 42 U.S.C. 1320a-7(a) (http://oig.hhs.gov/exclusions/authorities.asp); (b) identified in the OIG List of Excluded Individuals/Entities (LEIE) database (http://exclusions.oig.hhs.gov/) or otherwise excluded from contracting with the federal government (see the System for Award Management (formerly known as the Excluded Parties Listing System) at http://sam.gov/portal/public/SAM/); or (c) listed by any U.S. federal agency as being suspended, debarred, disqualified, excluded or otherwise ineligible to participate in federal procurement or non-procurement programs, including under 21 U.S.C. 335a (http://www.fda.gov/ora/compliance_ref/debar/) (each of (a), (b) and (c) collectively the “Exclusions Lists”).

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ARTICLE 2.
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION

2.1                            Development.

2.1.1                     Overview.  Commencing on the Effective Date and continuing for the Term, Gilead will have the sole right and shall be, as between the Parties, responsible for the Development of all Licensed Antibodies and Licensed Products in the Field in accordance with this Agreement.  Gilead shall have the exclusive right, and, as between the Parties, sole responsibility and decision-making authority, to Develop Licensed Antibodies and Licensed Products and to conduct (either itself or through its Affiliates, agents, subcontractors or Sublicensees) all non-clinical studies and Clinical Trials appropriate to obtain Regulatory Approval for Licensed Products.  For clarity, in no event shall [***].

2.1.2                     Transition.  Promptly following the Effective Date, SR will (a) transfer to Gilead [***]; and (b) provide Gilead the names of any Third Party contract manufacturers utilized by SR or any of its Affiliates or Third Party Subcontractors in connection with the conduct of the activities for the Licensed Program under the Master Collaboration Agreement and, at Gilead’s request, facilitate introductions and use Commercially Reasonable Efforts to facilitate negotiations between Gilead, its Affiliate or any Sublicensee or Third Party Subcontractor and any such Third Party contract manufacturer.  Each Party will use Commercially Reasonable Efforts to conduct and receive the technology transfer under this Section 2.1.2 expeditiously and [***].  For the avoidance of doubt, following the Effective Date, any Materials with respect to the Licensed Program provided by SR to Gilead or any of its Affiliates under Section 2.7 of the Master Collaboration Agreement shall be deemed to have been transferred to Gilead under this Agreement.

2.1.3                     Diligence.  Gilead will use Commercially Reasonable Efforts to Develop and obtain Regulatory Approval, in each case, [***].

2.1.4                     Development Costs.  As between the Parties, Gilead will be responsible for [***] of all costs and expenses incurred for the Development of Licensed Antibodies or Licensed Products.

2.1.5                     Records; Reports; Information Sharing.

(a)                                 Development Activities; Reports.  On or before [***] during the Term, from the Effective Date until such time as Gilead and its Affiliates have ceased Development of any Licensed Product hereunder, Gilead shall prepare and deliver to SR a written report of its activities with respect to the Development of Licensed Antibodies and Licensed Products under this Agreement, which report shall be substantially in the form attached hereto as Schedule 2.1.5(a), including, consistent with  Schedule 2.1.5(a) relating to Development activities conducted by or on behalf of Gilead for any Clinical Trials with respect to the Licensed Antibodies and Licensed Products (each, a “Development Report”).

(b)                                 Scientific Records.  Gilead will maintain scientific records with respect to Licensed Antibodies and Licensed Products, in sufficient detail and in sound scientific

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manner appropriate for Patent and regulatory purposes and in compliance with GLP with respect to activities intended to be submitted in regulatory filings (including INDs and BLAs).

(c)                                  Personnel.  Gilead may request that SR reasonably make available for consultation regarding the Research or Development of Licensed Antibodies and Licensed Products in the Field certain of SR’s employees who were engaged in activities under the Master Collaboration Agreement with respect to the Licensed Program or otherwise have relevant expertise with respect to the subject matter licensed hereunder.  SR will reasonably cooperate with Gilead to provide (a) up to [***] hours of consultation without charge to Gilead, and (b) any additional hours of consultation as Gilead may reasonably request, for which Gilead will pay SR a rate of [***] of such consultation services.  Such consultation may be in connection with any Development or Commercialization activities undertaken by Gilead under this Agreement.

2.2                            Commercialization.

2.2.1                     Overview.  As between SR and Gilead, Gilead shall have the exclusive right and, as between the Parties, sole responsibility and decision-making authority, at its expense, to Commercialize Licensed Antibodies and Licensed Products, in each case, itself or through one or more Affiliates or Sublicensees or, subject to Section 2.3, other Third Party Subcontractors selected by Gilead, in all cases, in the Field in the Territory.  For clarity, in no event shall any of the Commercialization or educational activities under this Agreement be conducted in the Oncology Field.

2.2.2                     Diligence.  [***].

2.2.3                     Commercialization Costs.  As between the Parties, Gilead will be responsible for one hundred percent (100%) of all costs and expenses incurred for the Commercialization of Licensed Antibodies or Licensed Products.

2.2.4                     [***].

2.2.5                     Advertising and Promotional Materials.  Gilead will have the sole right, from time to time during the Term, to develop (and thereafter modify and update) a global branding strategy (including global positioning, messages, logo, colors and other visual branding elements) for each Licensed Product for use in the Field.  Gilead will, as between the Parties, be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Licensed Product for use in the Field.  All such promotional materials will be compliant with applicable Law. Gilead shall have the sole authority to select trademarks for any Licensed Product and shall own all such trademarks and all goodwill therein.

2.2.6                     Sales and Distribution.  Gilead and its Affiliates will, as between the Parties, have the sole right to book sales, warehouse and distribute Licensed Products in the Field in the Territory.

2.2.7                     Recalls, Market Withdrawals or Corrective Actions.  In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a

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Licensed Product in the Field, Gilead will, as between the Parties, have the sole right to decide whether to conduct a recall and the manner in which any such recall will be conducted.  Without limiting any indemnification obligation SR may have under this Agreement or the Master Collaboration Agreement (if applicable), as between the Parties, Gilead will bear the costs and expenses of any such recall.

2.3                            Subcontracting.   Gilead will be entitled to utilize the services of Third Parties to perform activities under this Agreement, provided that (a) Gilead will require that such Third Party perform its obligations in a manner consistent with the terms of this Agreement and (b) Gilead will remain at all times fully liable for its responsibilities.  [***].

2.4                            Regulatory Responsibilities.

2.4.1                     General.  As between SR and Gilead, Gilead shall have the exclusive right and, as between the Parties, sole responsibility and decision-making authority, to prepare, file, seek and maintain all Regulatory Materials necessary for the Development, Manufacture and Commercialization of any Licensed Antibody or Licensed Product under this Agreement, and to interact with Regulatory Authorities in connection with such Licensed Antibody or Licensed Product.  Without limiting the foregoing, Gilead will, as between the Parties, be solely responsible for all regulatory matters relating to Licensed Products in the Field, including (a) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, each Regulatory Authority with respect to Licensed Products in the Field in the Territory; and (b) interfacing, corresponding and meeting with each Regulatory Authority with respect to Licensed Products in the Field in the Territory.  Following the Effective Date, SR shall not initiate, with respect to any Licensed Antibody or Licensed Product, any meetings or contact with Regulatory Authorities without Gilead’s prior written consent.  To the extent SR receives any written or oral communication from any Regulatory Authority relating to any Licensed Antibody or Licensed Product, SR shall (a) refer such Regulatory Authority to Gilead, and (b) as soon as reasonably practicable (but in any event within [***]), notify Gilead and provide Gilead with a copy of any written communication received by SR or, if applicable, complete and accurate minutes of such oral communication. SR shall provide reasonable assistance to Gilead in connection with the foregoing.

2.4.2                     Communications with Regulatory Authorities.  Gilead will provide SR, through the JSC, with a brief description in English, of the principal issues raised in any material communication with FDA or EMA with respect to any Licensed Product since the previous regularly-scheduled meeting of JSC.  For purposes of this Section 2.4.2, “material communication” means communications regarding:  key product quality attributes (e.g., purity), material safety findings (e.g., serious adverse events as identified by emerging safety signals), clinical or nonclinical findings affecting patient safety, or lack of efficacy.

2.4.3                     Submissions.  With respect to each Licensed Product, Gilead will provide SR with prompt written notice of each of the following events within a reasonable period of time after the occurrence of such event: (a) the filing of an annual report to the FDA or EMA; and (b) receipt or denial of Regulatory Approval for a Licensed Product; [***].

2.4.4                     Regulatory Meetings.  At Gilead’s discretion, Gilead may invite SR to have, [***], mutually acceptable representatives of SR attend, solely as a non-participating

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observer, pre-IND meetings, with the FDA or EMA pertaining to any Licensed Product; provided, however, that (a) if required by the Regulatory Authority, attendance by SR will be permitted; (b) attendance by SR representatives will not prevent participation of a Gilead representative due to restrictions imposed by Regulatory Authorities on the number of attendees; and (c) Gilead will not be obligated to change the schedule of such meeting in order to accommodate the schedule of SR’s representatives. Gilead will provide SR, through the JSC, with quarterly updates of substantive meetings with the Regulatory Authorities pertaining to any Licensed Product.

2.4.5                     Safety Information.  Upon the request of a Party, the Parties shall negotiate in good faith and enter into a separate pharmacovigilance agreement prior to Regulatory Approval of the first Licensed Product in a Major Market Country, which shall govern the exchange of safety data information, adverse events reporting and Licensed Product complaints to ensure timely communication to Regulatory Authorities and compliance with Applicable Law.

2.4.6                     Costs.  As between the Parties, Gilead will be responsible for all costs and expenses incurred in connection with applying for Regulatory Approval with respect to Licensed Products in the Field in the Territory, and related regulatory affairs activities.

2.5                            Manufacturing.

2.5.1                     Responsibilities.  As between the Parties, Gilead has the exclusive right, and, as between the Parties, sole responsibility and decision-making authority, to Manufacture (or have Manufactured) Licensed Antibodies and Licensed Products for use in the Field in the Territory in sufficient quantities as is necessary for completion of the activities contemplated under this Agreement, including (a) for the performance of all Development activities, including all Clinical Trials,  and (b) for Commercialization in the Field in the Territory.  Gilead will conduct all Manufacturing activities for all Licensed Antibodies and Licensed Products in compliance with all applicable Laws, including GMP, and in accordance with professional and ethical standards customary in the biotechnology or pharmaceutical industry.  Gilead will update the JSC as to any material matters with respect to the Manufacturing of Licensed Antibodies and Licensed Products.

2.5.2                     Costs.  As between the Parties, Gilead will be responsible for one hundred percent (100%) of all costs and expenses incurred for Manufacturing relating to Licensed Antibodies and Licensed Products for use in the Field in the Territory.

2.6                            Records.  Gilead shall for a period of no less than [***] years (or such longer period of time as may be required by Applicable Law) following the expiration or termination of this Agreement or such shorter period in accordance with Gilead’s then-current record retention policy, maintain (and shall cause its Affiliates and Sublicensees to maintain)  reasonably complete, current and accurate records of all material activities conducted by or on behalf of Gilead and its Affiliates and Sublicensees (including through any Third Party subcontractor) under this Agreement in accordance with Gilead’s then-current record retention policy.

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2.7                            Compliance Provisions.

2.7.1                     General.  Gilead will conduct, and will ensure its Affiliates and Third Party Subcontractors conduct, all activities hereunder in compliance with all Applicable Law, and Gilead will promptly, after it becomes aware, notify SR in writing of any deviations from any of the foregoing.  In addition, Gilead hereby certifies that it has not employed or otherwise used in any capacity, and will not employ or otherwise use in any capacity, the services of any Person (a) debarred under United States law (including Section 21 USC §335a), disqualified under U.S. 21 C.F.R. Parts 56, 58, or 312, or any foreign equivalent thereof or (b) that is the subject of an HHS or FDA debarment or disqualification investigation or proceeding (or similar proceeding by any Regulatory Authority outside the United States), in each case, in performing any portion of the activities hereunder, including any Research, Development and Manufacturing of Licensed Antibodies.  Gilead will notify SR in writing immediately if any such debarment or disqualification occurs or comes to its attention, and will, with respect to any person or entity so debarred promptly remove such person or entity from performing any such activities, function or capacity related to any such activities.

2.7.2                     Governments and International Public Organizations.  Gilead will not make any payment (and shall ensure that its Affiliates, Sublicensees and Third Party Subcontractors do not make any payment), either directly or indirectly, of money or other assets (hereinafter collectively referred to as a “Payment”), to government or political party officials, officials of international public organizations, candidates for public office, or representatives of other businesses or persons acting on behalf of any of the foregoing (hereinafter collectively referred to as “Officials”) where such Payment would constitute a violation of any Applicable Law.  In addition, regardless of legality, Gilead will not make any Payment, and will ensure that its Affiliates and Third Party Subcontractors make no payment, either directly or indirectly to Officials if such Payment is for the purpose of influencing decisions or actions with respect to the subject matter of this Agreement or any other aspect of SR’s business.

2.7.3                     No Authority.  No employee of SR or its Affiliates will have authority to give any direction, either written or oral, relating to the making of any commitment by Gilead or its agents to any Third Party in violation of terms of this or any other provisions of this Agreement.

2.7.4                     Exclusions Lists.  Gilead shall not use (and will cause its Affiliates not to use) in the performance of any activities under this Agreement any Person (including any employee, officer, director or Third Party contractor) who is (or has been) on the Exclusions List or who is subject to an investigation or proceeding to be added to the Exclusions List, or who is (or has been) in Violation, in the performance of any activities hereunder.  Gilead certifies to SR that, as of the Execution Date, Gilead has screened itself and its Affiliates, and its and their officers and directors against the Exclusions Lists and that it has informed SR in writing whether Gilead or its Affiliates, or any of its or their officers or directors has been in Violation.  Following the Effective Date, Gilead will notify SR in writing immediately if any such Violation occurs or comes to its attention.  Gilead will provide SR with reasonable assistance that SR requests from time to time in writing to determine whether or not a Violation has or may occur; provided that such assistance shall be limited to Gilead directing SR to certain legal requirements.

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2.8                            Exclusivity.

2.8.1                     General.

(a)                                 From the Effective Date until the [***] anniversary of the Effective Date, except for the performance of activities under and in accordance with this Agreement, SR and its Affiliates shall not: [***].

(b)                                 From and after the Effective Date and during the remainder of the Term, SR and its Affiliates shall not: [***].

(c)                                  [***]

(d)                                 Without limiting any of the terms and conditions of this Agreement (including with respect to intellectual property matters), at all times during the Term, SR and its Affiliates may [***].

(e)                                  [***]

2.8.2                     Acquired Programs and Acquirer Programs.  Notwithstanding Section 2.8.1, in the event:

(a)                                 either Party or its Affiliate acquires a Third Party (by merger, sale, consolidation, reorganization, or other Change of Control) so that such Third Party becomes an Affiliate of such Party, or such Party or its Affiliate acquires all or substantially all of the assets of a Third Party (including any subsidiaries or divisions thereof), and as of the date of such acquisition, such Third Party has, or the acquired assets contain a program or product that existed prior to such acquisition that would otherwise violate Section 2.8.1 (an “Acquired Program”), then [***]; or

(b)                                 either Party is acquired by a Third Party (by merger, sale, consolidation, reorganization or other Change of Control) so that such Third Party becomes an Affiliate of such Party, and, as of the date of such acquisition or later, such Third Party has a program or product that would otherwise violate Section 2.8.1 (an “Acquirer Program”), then [***].

2.8.3                     [***].

2.8.4                     [***].

2.8.5                     [***].

ARTICLE 3.
GOVERNANCE; REPORTING

3.1                            Joint Steering Committee.

3.1.1                     Establishment.  Within [***] days after the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) as more fully described in this Section 3.1.

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The JSC shall have informational and review responsibilities regarding the Development of Licensed Antibodies and Licensed Products to the extent expressly and as more specifically provided in Section 3.1.5.  Gilead agrees to keep the JSC informed of its progress and activities under this Agreement.

3.1.2                     Membership.  The JSC shall be comprised of [***] representatives (or such other number of representatives as the Parties may mutually agree; provided that the JSC will consist at all times of an equal number of representatives of each Party, unless otherwise agreed by the Parties in writing) from each of Gilead and SR.  Each representative of a Party shall have sufficient seniority and expertise to participate on the JSC as determined in such Party’s reasonable judgment. Gilead shall designate the chairperson of the JSC, which chairperson shall be responsible for developing, in consultation with the representatives of SR, and circulating the agenda for each JSC meeting reasonably in advance thereof. The chairperson shall have no additional powers or rights beyond those held by the other JSC representatives. Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party in accordance with Section 11.11.  Each Party may, upon at least [***] days prior written notice to the other Party before the applicable meeting, invite non-member representatives of such Party and any Third Party to attend meetings of the JSC as observers; provided, however, that attendance of any representative of a Third Party at any JSC meeting shall be subject to the other Party’s prior approval for each applicable JSC meeting; provided, further, that any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in Article 7 prior to attending such meeting.

3.1.3                     Meetings.  The first scheduled meeting of the JSC shall be held no later than [***] days after establishment of the JSC unless otherwise agreed by the Parties.  After the first scheduled meeting of the JSC until the JSC is disbanded in accordance with Section 3.1.6, the JSC shall meet in person or telephonically at least once every [***] months, or more or less frequently as the Parties mutually deem appropriate, on such dates and at such places and times as provided herein or as the Parties shall agree. The location of the in person meetings shall be alternatively selected by each Party.  The members of the JSC may also meet from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate.  Each Party will bear all expenses it incurs in regard to participating in all meetings of the JSC, including all travel and living expenses. Meetings of the JSC are only effective if at least one (1) representative from each Party is present or participating in such meeting.

3.1.4                     Minutes.  The Parties shall alternate responsibility (with Gilead having such responsibility first) for preparing and circulating minutes of each meeting of the JSC, setting forth, inter alia, an overview of the discussions at the meeting.  Such minutes shall be effective only after such minutes have been approved by both Parties in writing, with any differences in the Parties’ recollections noted in such finalized minutes.  Definitive minutes of all JSC meetings shall be finalized no later than [***] days after the meeting to which the minutes pertain.

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3.1.5                     Responsibilities.  The JSC shall have the following informational and review responsibilities with respect to the Development of Licensed Antibodies and Licensed Products under this Agreement:

(a)                                 monitor, review and discuss the Development of Licensed Antibodies and Licensed Products under this Agreement;

(b)                                 serve as a forum for exchanging information and facilitating discussions regarding the conduct of such Development activities;

(c)                                  discuss the Development Reports to be provided by Gilead pursuant to Section 2.1.5(a);

(d)                                 review strategic direction of the Development of the Licensed Antibodies or Licensed Products;

(e)                                  review implementation of, and activities performed in connection with, the Development of the Licensed Antibodies or Licensed Products;

(f)                                   facilitate the flow of information between the Parties with respect to activities under this Agreement; and

(g)                                  such other responsibilities as may be expressly set forth in this Agreement or as otherwise mutually agreed by the Parties from time to time;

provided, however, that the JSC shall not have any decision-making authority with respect to any matters under this Agreement, including any decisions regarding the Development, Manufacture, Commercialization or other exploitation of Licensed Antibodies or Licensed Products and Gilead shall retain all rights, powers, and discretion granted to it under this Agreement with respect thereto.

3.1.6                     Disbandment.  The JSC shall disband upon the earlier of (a) the First Commercial Sale of a Licensed Product under this Agreement in [***] Major Market Countries (of which one shall be the United States), or (b) the termination of this Agreement. Following the disbandment of the JSC, all notices required to be delivered by a Party to the JSC shall thereafter be provided to the other Party in accordance with Section 11.11.

3.2                            Alliance Managers.  Promptly after the Effective Date, each Party shall appoint an individual to act as alliance manager for such Party, which may be one of the representatives of such Party on the JSC (each, an “Alliance Manager”).  During the Term, the Alliance Managers shall be the primary point of contact for the Parties regarding the Development activities contemplated by this Agreement.  The Alliance Managers shall attend all meetings of the JSC and shall be responsible for assisting the JSC in performing its informational and review responsibilities.  The name and contact information for each Party’s Alliance Manager, as well as any replacement(s) chosen by such Party, in its sole discretion, from time to time, shall be promptly provided to the other Party in accordance with Section 11.11.

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ARTICLE 4.
EFFECTIVE DATE; ANTITRUST AND COMPETITION LAW COMPLIANCE

4.1                            Effective Date.  Notwithstanding anything to the contrary contained herein, except for the terms and conditions of this Section 4.1, Section 4.2; Section 4.3, Section 8.1 (solely with respect to representations and warranties as of the Execution Date), Section 8.2 (solely with respect to representations and warranties as of the Execution Date), Section 8.5 (solely with respect to representations and warranties as of the Execution Date), Section 9.1, Section 9.2, Section 9.3, Section 9.5, Section 10.2, Section 10.3, Section 10.4, Section 10.6, Section 10.8, Section 10.10 and Article 11, none of the terms and conditions contained in this Agreement (including the obligation for Gilead to make any payments hereunder, as well as the obligation of Gilead to pay the Option exercise fee with respect to the Licensed Program under the Master Collaboration Agreement) shall be effective until the later of (a) the HSR Clearance Date or clearance, approval, or expiration or termination of the waiting period under any other applicable Antitrust Law and (b) the delivery of the Option Exercise Notice with respect to the Licensed Program under the Master Collaboration Agreement (the “Effective Date”).

4.2                            Effect on Master Collaboration Agreement.  From and after the Effective Date, except as otherwise expressly set forth in this Agreement, SR’s (and its Affiliates’ and Third Party Subcontractors’) conduct of the Licensed Program under the Master Collaboration Agreement shall cease, and the provisions of this Agreement shall control with respect to the Licensed Program, the Licensed Antibodies and the Licensed Products.

4.3                            Antitrust and Competition Law Compliance.

4.3.1                     Efforts.  Each of SR and Gilead will use its good faith efforts to eliminate any concern on the part of any Governmental Authority regarding the legality of this Agreement under any Antitrust Law, including, promptly taking all steps to secure government antitrust clearance, subject to Section 10.6, including cooperating in good faith with any government investigation including the prompt production of documents and information demanded by any request for documents and of witnesses if requested.  Notwithstanding the foregoing, this Section 4.3.1 and the term “good faith efforts” do not require that either Party (a) offer, negotiate, commit to or effect, by consent decree, hold separate order, trust or otherwise, the sale, divestiture, license or other disposition of any capital stock, assets, rights, products or businesses of SR, Gilead or their respective Affiliates, (b) agree to any restrictions on the businesses of SR, Gilead or their respective Affiliates, or (c) pay any amount or take any other action to prevent, effect the dissolution of, vacate, or lift any decree, order, judgment, injunction, temporary restraining order, or other order in any suit or proceeding that would otherwise have the effect of preventing or delaying the transactions contemplated by this Agreement.

4.3.2                     Merger Control Filings.  At the written request of Gilead, each of SR and Gilead, as appropriate, will, within [***] Days after receipt of Gilead’s written request under this Section 4.3.2 (or such later time as may be agreed to in writing by the Parties), file with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) any Merger Control Filing required of it under the HSR Act or any other Merger Control Filing required under any other applicable Antitrust Law in the reasonable opinion of Gilead with respect to the transactions contemplated by this Agreement.  The Parties shall cooperate with one another to the extent necessary in the preparation of any such Merger Control

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Filing.  Each Party shall be responsible for its own costs, expenses, and filing fees associated with any Merger Control Filing; provided, further, that Gilead shall pay [***] of all fees (other than penalties that may be incurred as a result of actions or omissions on the part of SR or any of its Affiliates, which penalties shall be the sole financial responsibility of SR) required to be paid to any Governmental Authority in connection with making any such Merger Control Filing.

4.3.3                     Termination for Failure to Obtain Merger Control Clearance.  Each of SR and Gilead shall have the right to terminate this Agreement in accordance with Section 10.6.

4.3.4                     Information Exchange.  Each of SR and Gilead will, in connection with any Merger Control Filing, (a) reasonably cooperate with each other in connection with any communication, filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (b) keep the other Party and/or its counsel informed of any communication (and if in writing, provide a copy to the other Party and/or its counsel) received by such Party from, or given by such Party any Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by this Agreement; (c) consult with each other in advance of any meeting or conference with such Governmental Authority or, in connection with any proceeding by a private party, with such private party, and to the extent permitted by the Governmental Authority or such private party, give the Parties and/or their counsel the opportunity to attend and participate in such meetings and conferences; and (d) permit the other Party and/or its counsel to review in advance any submission, filing or communication (and documents submitted therewith) intended to be given by any Governmental Authority, or, in connection with any proceeding by a private party, to such private party; provided that materials may be redacted to remove references concerning the valuation of the business of either Party.  SR and Gilead, as each deems advisable and necessary, may reasonably designate any competitively sensitive material to be provided to the other under this Section 4.3.4 as “Antitrust Counsel Only Material”. Such materials and the information contained therein shall be given only to the outside antitrust counsel of the recipient and will not be disclosed by such outside counsel to employees, officers or directors of the recipient unless express permission is obtained in advance from the source of the materials (SR or Gilead, as the case may be) or the applicable Party’s legal counsel.

4.3.5                     Assistance.  Subject to this Section 4.3, at the reasonable request of either Party, SR and Gilead shall cooperate and use respectively all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications, authorizations, permits and waivers, if any, and to do all other things necessary or desirable for the consummation of the transactions as contemplated by this Agreement in accordance with applicable Antitrust Laws.

4.4                            Obligations Prior to Effective Date.  Subject to Applicable Law, during the period between the Execution Date and the Effective Date:

4.4.1                     Conduct of Business Prior to Effective Date.  SR shall not (and SR shall ensure that its Affiliates do not) (a) assign, transfer, convey, encumber (including any liens or charges) or dispose of, or enter into any agreement with any Third Party to assign, transfer,

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convey, encumber (including any liens or charges) or dispose of, any SR IP related to the Licensed Antibodies or Licensed Products, or (b) disclose any Licensed Program Specific Information to any Third Party, in each case ((a)-(b)), if such activity would conflict with any or limit the scope of any rights or licenses granted to Gilead hereunder.  For the avoidance of doubt, an assignment of this Agreement in accordance with Section 11.3 shall not be a breach of this Section 4.4.1; provided that any such assignment does not, or would not reasonably be expect to, have the effect of delaying, impairing, or impeding, the early termination or expiration of any applicable waiting period under Antitrust Law for the transactions contemplated by this Agreement.

4.4.2                     Notice of Certain Events.  SR shall promptly notify Gilead in writing of any fact, circumstance, event or action the existence, occurrence or taking of which (a) has, or could reasonably be expected to, individually or in the aggregate, materially adversely affect the SR IP licensed hereunder or the ability of either Party to enter into the transaction contemplated under this Agreement or (b) has resulted in, or could reasonably be expected to result in, any representation or warranty made by SR under this Agreement not being true and correct; provided that, in the event that any of the representations or warranties made by SR ceases to be true and correct as of the Effective Date, SR shall provide to Gilead in reasonable detail a written summary of any such exceptions, which summary shall be provided on or prior to the Effective Date.  On the Effective Date, SR shall deliver to Gilead a certificate signed by an authorized officer of SR, in a form reasonably acceptable to Gilead certifying that the representations and warranties of SR set forth in Section 8.1 and Section 8.2 that are qualified as to materiality shall be true and correct in all respects on the Execution Date and as of the Effective Date as though then made (except that those representations and warranties that are made as of a specific date need only be true and correct in all material respects as of such date), and representations and warranties of SR set forth in Section 8.1 and Section 8.2 that are not so qualified shall be true and correct in all material respects on the Execution Date and as of the Effective Date as though then made (except that those representations and warranties that are made as of a specific date need only be true and correct in all material respects as of such date).

ARTICLE 5.
FINANCIAL TERMS

5.1                            Milestone Payments

5.1.1                     Development Milestones.  In partial consideration of the rights granted to Gilead hereunder and subject to the terms and conditions set forth in this Agreement, including Section 5.1.3 and Section 5.6, Gilead shall pay to SR a one-time, non-refundable and non-creditable, milestone payment (each, a “Development Milestone Payment”) following the first achievement of each of the following milestone events by Gilead or any of its Affiliates or Sublicensees with respect to a Licensed Product (each, a “Development Milestone”):

	Development Milestone:	Development Milestone Payment:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(a)                                 [***].

(b)                                 [***].

(c)                                  For clarity, each Milestone Payment under this Section 5.1.1 shall only be payable once upon the first achievement of the applicable Development Milestone with respect to any Licensed Product under this Agreement (irrespective of the number of Licensed Products that achieve such Development Milestone) and no amounts shall be due for subsequent or repeated achievements of such Development Milestone, whether for the same or a different Licensed Product.  The maximum aggregate amount payable by Gilead pursuant to this Section 5.1.1 is [***], solely in the event that each Development Milestone listed above is achieved with respect to a Licensed Product during the Term.

5.1.2                     Commercial Milestones.  In partial consideration of the rights granted to Gilead hereunder and subject to the terms and conditions set forth in this Agreement, including Section 5.1.3, Section 5.2.2, Section 5.2.3, Section 5.2.4, Section 5.3 and Section 5.6, Gilead shall pay to SR a one-time, non-refundable and non-creditable, milestone payment (each, a “Commercial Milestone Payment”) following the first achievement of each of the following milestone events by Gilead or any of its Affiliates or Sublicensees with respect to a Licensed Product (each, a “Commercial Milestone”):

	Commercial Milestone:	Commercial Milestone Payment:
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(a)                                 For purposes of this Section 5.1.2(a), (i) “aggregate worldwide” Net Sales shall be determined on a Licensed Product-by-Licensed Product basis, regardless of the number of Licensed Products being Commercialized in the Territory during a given Calendar Year and (ii) “aggregate worldwide” Net Sales shall include aggregate Net Sales of a given Licensed Product in all countries in the Territory but excluding countries where the Royalty Term has expired with respect to the applicable Licensed Product.

(b)                                 For clarity, each Commercial Milestone Payment under this Section 5.1.1(a) shall only be payable once upon the first achievement of the applicable Commercial Milestone respect to any Licensed Product under this Agreement and no amounts

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shall be due for subsequent or repeated achievements of such Commercial Milestone, whether for the same or a different Licensed Product; provided that multiple Commercial Milestone Payments may be payable by Gilead within a given Calendar Year in the event that more than one Commercial Milestone is achieved during such Calendar Year.  Subject to Section 5.2.2, Section 5.2.3, Section 5.2.4 and Section 5.3, the maximum aggregate amount payable by Gilead pursuant to Section 5.1.1(a) is [***], solely in the event that each Commercial Milestone listed above achieved with respect to the first Licensed Product during the applicable Royalty Term.

5.1.3                     Payment Terms for Milestone Payments.

(a)                                 Gilead shall provide SR with written notice of achievement of each Development Milestone under Section 5.1.1 within [***] days after such achievement. SR will submit an invoice to Gilead for the corresponding Development Milestone Payment.  Subject to Section 5.6 Gilead will make the corresponding Development Milestone Payment within [***] days following Gilead’s receipt of such invoice from SR, taking into consideration Section 5.7, and with an accompanying statement setting forth the basis for such payment.

(b)                                 As part of the Calendar Quarter royalty reports delivered pursuant to Section 5.3, Gilead shall notify SR if the aggregate annual Net Sales of any applicable Licensed Product first achieved a Commercial Milestone under Section 5.1.1(a) above during a given Calendar Quarter and Gilead shall pay to SR the applicable Commercial Milestone Payment(s) payable under Section 5.1.1(a) concurrent with the delivery of such report.

5.2                            Royalties.

5.2.1                     Royalties. In partial consideration of the rights granted to Gilead hereunder and subject to the terms and conditions set forth in this Agreement, including the remainder of this Section 5.2, Section 5.3, and Section 5.6 during the applicable Royalty Term, on a Licensed Product-by-Licensed Product and country-by-country basis, Gilead shall pay to SR royalties on the Net Sales of each Licensed Product in a given Calendar Year commencing on the date of First Commercial Sale of such Licensed Product in such country and ending at the expiration of the Royalty Term for such Licensed Product in such country at the rates set forth below:

Aggregate Worldwide Net Sales in a Calendar Year with Respect to a Given Licensed Product	Royalty Rate
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is less than or equal to [***]	[***]	%
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is greater than [***] and less than or equal to [***]	[***]	%
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is greater than [***] and less than or equal to [***]	[***]	%

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Aggregate Worldwide Net Sales in a Calendar Year with Respect to a Given Licensed Product	Royalty Rate
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is greater than [***] and less than or equal to [***]	[***]	%
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is greater than [***] and less than or equal to [***]	[***]	%
For the portion of aggregate Net Sales of such Licensed Product in the Territory in any given Calendar Year that is greater than [***]	[***]	%

Following the expiration of a particular Royalty Term with respect to a given country and Licensed Product to which such Royalty Term related, (a) the licenses to Gilead set forth in Article 6 shall be perpetual, fully paid-up and royalty-free with respect to such Licensed Product in such country and (b) sales of a particular Licensed Product in such country shall be excluded in determining Net Sales of such Licensed Product for purposes of this Section 5.2.1.  The obligation to pay royalties will be imposed only once with respect to the same unit of Licensed Product sold by Gilead, its Affiliate or Sublicensees.

5.2.2                     Third Party Agreements; Anti-Stacking.

(a)                                 During the Term of this Agreement, [***].

(b)                                 After the Effective Date, subject to Section 5.2.2(d), if SR identifies any Patents or Know-How of a Third Party to which SR (and its Affiliates) does not have rights and that may be necessary or reasonably useful by the Parties for the performance of existing or future activities under this Agreement, SR may independently negotiate and enter into an agreement to obtain a license or other rights to such Patents or Know-How (each such agreement, a “SR New In-License”) provided that (i) SR shall keep Gilead reasonably informed regarding the progress of negotiating any such agreement, including responding to Gilead’s reasonable questions with respect thereto, (ii) the terms of any SR New In-License shall not disadvantage any activities or products under this Agreement or any License Agreement relative to other products and activities covered by any such agreement, and (iii) SR shall use Commercially Reasonable Efforts to negotiate the terms of any SR New In-License that predominately relates to Program Antibodies, to the extent such terms are applicable to sublicensees (including obligations relating to sublicensing, patent matters, confidentiality, reporting, audit rights, indemnification and diligence), in a manner that is substantially consistent with the terms of this Agreement, and (iv) any SR New In-License shall include a “standby license” such that if such agreement is terminated by the licensor for any reason other than Gilead’s breach of such agreement, Gilead shall retain access to the licenses granted under such agreement.  If SR (or its Affiliate) enters into such a SR New In-License, SR will disclose to Gilead, through the JSC, the terms of such SR New In-License (including by providing a copy of such SR New In-License to Gilead), subject to reasonable redaction of provisions that do not relate to the potential use of Patents and Know-How in-licensed under such SR New In-License for the performance by the Parties of such existing or future activities.  The Parties will discuss

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the rationale of including the SR New In-License and the proposed economics associated with doing so (including related royalty obligations).  If Gilead notifies SR in writing that a SR New In-License should be made available for use by either Party for the performance of activities under this Agreement (a) such SR New In-License will be deemed to be a “Collaboration In-License” hereunder, (b) the Patents and Know-How in-licensed under such Collaboration In-License will be deemed “Controlled” under this Agreement as SR IP for purposes of this Agreement and (c) any Third Party Payments thereunder due during the Term of this Agreement will be paid by in accordance with Section 5.2.2(a).  If Gilead does not approve such SR New In-License, then (A) such SR New In-License will not be deemed to be a Collaboration In-License hereunder and (B) the Patents and Know-How in-licensed under such SR New In-License will not be deemed SR IP and will not be deemed “Controlled” for purposes of this Agreement.

(c)                                  [***].

(d)                                 During the Term, Gilead or any of its Affiliates may (in its or their sole discretion) enter into any agreement with a Third Party pursuant to which Gilead or any of its Affiliates obtain license or other rights under intellectual property rights Controlled by such Third Party, which rights are necessary or reasonably useful to Research, Develop, Manufacture, Commercialize or otherwise exploit any Licensed Product under this Agreement (each, a “Third Party License”).

(e)                                  Gilead shall have the right to deduct from any the royalty payments otherwise payable to SR under Section 5.2 in a given period an amount equal to up to [***] of any royalties, milestones or other payments payable under Collaboration In-Licenses or Third Party Licenses for such period for a license under any Patents that are necessary to Develop, Manufacture, Commercialize or otherwise exploit any Licensed Product under this Agreement on a Licensed Product-by-Licensed Product basis.

5.2.3                     No Valid Claim.  On a Licensed Product-by-Licensed Product and country-by-country basis, if during any portion of the Royalty Term for a given Licensed Product in a given country in the Territory, no Valid Claim Covers the sale of such Licensed Product in such country, then the royalty rate that would otherwise be owed and payable under Section 5.2, in each case, with respect to Net Sales of such Licensed Product in such country shall be reduced by [***] for the remainder of such Royalty Term.

5.2.4                     Biosimilar Entry.  On a Licensed Product-by-Licensed Product and country-by-country basis, if during any portion of the Royalty Term for a given Licensed Product in a given country in the Territory, one or more products being sold in such country is a Biosimilar Product with respect to such Licensed Product in such country for a period of two (2) consecutive Calendar Quarters, then the royalty rate that would otherwise be owed and payable under Section 5.2, in each case, with respect to Net Sales of such Licensed Product in such country shall be reduced by [***] from the date of launch of such Biosimilar Product until the end of the Royalty Term for such Licensed Product in such country.

5.2.5                     [***].

5.3                            Royalty Payments and Reporting.  Subject to Section 5.7, Gilead shall calculate all amounts payable to SR pursuant to Section 5.2 at the end of each Calendar Quarter and shall

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provide a written estimate of such amount, including the associated assumptions utilized for such estimate, within [***] days after the end of such Calendar Quarter. Gilead shall pay to SR the royalty amounts due, less any applicable withholding tax that is required by Applicable Law in accordance with Section 5.7.3, with respect to a given Calendar Quarter within [***] days after the end of such Calendar Quarter.  Each payment of royalties due to SR shall be accompanied by a statement of the amount of gross sales and Net Sales of each Licensed Product in each country of the Territory during the applicable Calendar Quarter (including such amounts expressed in local currency and as converted to Dollars) and a detailed calculation of the amount of royalty payment due on such Net Sales for such Calendar Quarter (including all deductions and reductions).  Notwithstanding anything herein to the contrary, in no event shall the royalty rate payable to SR under Section 5.2.1 for a particular Licensed Product be reduced by more than [***] of what would otherwise be payable in any Calendar Quarter as a result of the reductions set forth in Section 5.2.2(e), Section 5.2.3 and Section 5.2.4; provided that Gilead shall be permitted to deduct any remaining uncredited amount in subsequent Calendar Quarters.

5.4                            Other Amounts Payable.  With respect to any amounts owed under this Agreement by a Party to the other Party for which no other invoicing and payment procedure is specified in this Agreement (which amounts may include, for example, Third Party Payments that are the responsibility of Gilead pursuant to Section 5.2.2(a)), the Party owing such payment obligation shall provide to the other Party an invoice, together with reasonable supporting documentation, for such amounts owed and such other Party will pay any undisputed amounts within [***] days after receipt of the invoice, and will pay any disputed amounts owed by such other Party within [***] days of final resolution of the Dispute.

5.5                            Compulsory License.  If a Compulsory License is granted to a Third Party with respect to a Licensed Product, as applicable in any country in the Territory, and such Third Party actually sells such Licensed Product in such country under such Compulsory License, with a royalty rate lower than the applicable royalty rate provided by Section 5.2.1, then the Parties shall [***] the Net Receipts from such sales, with SR’s [***] included in the royalty payments and reports made pursuant to Section 5.3.

5.6                            Additional Payment Terms.

5.6.1                     Method of Payment.  All payments to SR under this Agreement shall be made by deposit of Dollars in the requisite amount to such bank account as SR may from time to time designate by notice to Gilead.

5.6.2                     Currency.  For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales expressed in currencies other than Dollars), Gilead shall convert any amount expressed in a foreign currency into Dollars equivalents using its, its Affiliate’s or Sublicensee’s standard conversion methodology consistent with GAAP.

5.6.3                     Legal Restrictions.  Notwithstanding Section 5.6.1 or Section 5.6.2, in the event that Gilead is prohibited by Applicable Law from making any payment (or portion thereof) to SR under this Agreement with respect to any given country, Gilead shall have the right and option to make such payment either by depositing the amount thereof in local currency to an account in the name of SR in a bank or other depository selected by SR in such country.

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5.6.4                     Late Payments. If any payment due to either Party under this Agreement is not paid when due, then the payor Party with respect thereto shall pay simple interest thereon (before and after any judgment) at an annual rate (but with interest accruing on a daily basis) equal to the lesser of (a) the then-current one month USD-LIBOR as quoted by Bloomberg on the applicable due date (or if it no longer exists, similarly authoritative source selected by Gilead), plus [***] or (b) the highest rate permitted by Applicable Law; in each case calculated on the number of days such payment is delinquent; provided that, with respect to any disputed payments, no interest payment shall be due until such dispute is resolved and the interest which shall be payable thereon shall be based on the finally-resolved amount of such payment, calculated from the [***] day after the dispute is resolved through the date on which payment is actually made; provided, further, that each Party is operating in good faith to resolve such dispute as expeditiously as possible.

5.7                            Taxes.

5.7.1                     General.  Except as expressly set out in this Agreement, a Party making payments to the other Party under this Agreement shall make such payments in full without set-off or counterclaim and without deduction or withholding for taxes except to the extent that any such deduction or withholding is required by Applicable Law in effect at the time of payment.

5.7.2                     Taxes on Income.  Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

5.7.3                     Withholding.  Gilead may withhold from payments due to SR amounts for payment of any withholding tax that is required by Applicable Law to be paid to any taxing authority with respect to such payments.  Gilead shall give proper evidence, as may be reasonably requested by SR, from time to time, as to the payment of any such tax.  Notwithstanding the foregoing, if Gilead assigns its rights and obligations hereunder to, or otherwise causes payments to be made to SR by, an Affiliate or Third Party outside the United States pursuant to Section 11.3 or sublicenses any intellectual property licensed to Gilead hereunder outside of the United States, and if Gilead or such Affiliate or Third Party is required by Applicable Law to withhold any additional taxes from or in respect of any amount payable under this Agreement as a result of such assignment or sublicense, then any such amount payable under this Agreement shall be increased to take into account the additional taxes withheld as may be necessary so that, after making all required withholdings (including withholdings on the withheld amounts), SR receives an amount equal to the sum it would have received had no such withholding been made; provided, however, that Gilead shall have no obligation to pay any additional amount to the extent that the withholding tax would not have been imposed but for (a) the failure by SR to take advantage of an otherwise available exemption from or reduction in the rate of withholding tax under any applicable income tax convention between the United States and the jurisdiction in which such Affiliate or Third Party is domiciled, or (b) the assignment by SR of its rights under this Agreement or any redomiciliation of SR outside of the United States or any public offering or any other bona fide capital raising event, public or private, a reorganization, spin-out, merger, consolidation or recapitalization undertaken solely for tax planning purposes.  Notwithstanding the foregoing, if Gilead has an obligation to pay additional

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amounts to account for withholding taxes, it shall be entitled to a full amount of any foreign tax credit attributable to SR if and when realized in cash by SR as a result of such payment.

5.7.4                     Cooperation.  The Parties shall cooperate with respect to all documentation required by any taxing authority, the preparation of any tax returns, or reasonably requested by either Party to secure a reduction in the rate of applicable withholding taxes.

5.7.5                     Indemnification for Withholding.  Subject to Section 5.7.3, if the applicable paying Party had a duty to withhold taxes in connection with any payment it made to the other Party under this Agreement but such paying Party failed to withhold, and such taxes were assessed against and paid by such paying Party, then the other Party shall indemnify and hold harmless such paying Party from and against such taxes (including interest, but not including any related penalties).  If such paying Party makes a claim under this Section 5.7.5, it shall comply with the obligations imposed by Section 5.7.4 as if such paying Party had withheld taxes from a payment to the other Party.

5.8                            Financial Records.  Gilead shall, and shall cause its Affiliates and Sublicensees to, keep complete and accurate books and records pertaining to Net Sales in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement.  Subject to Section 5.9, such books and records shall be retained by Gilead and its Affiliates and Sublicensees for [***] years after the end of the period to which such books and records pertain.

5.9                            Reporting.  Solely to the extent that Commercialization of a given Licensed Product by or on behalf of Gilead or any of its Affiliates or Sublicensees is Covered by the Valid Claim of a Patent that is Controlled by SR or any of its Affiliates pursuant to the CMCC Agreement, (a) the books and the supporting data retained pursuant to Section 5.8 shall be retained for at least [***] years following the end of the Calendar Year to which they pertain and (b) CMCC shall have the right, during regular business hours and upon [***] days’ prior written notice, to inspect, copy and audit the books and records maintained by Gilead pursuant to this Section 5.9 solely to verify the reports provided to CMCC pursuant to the CMCC Agreement, in each case, at CMCC’s expense; provided that SR shall require that CMCC treat all information subject to review or otherwise disclosed under this Section 5.9 in accordance obligations of confidentiality, non-disclosure and non-use set forth in the CMCC Agreement.

5.10                     Audit Rights. At the request of SR, Gilead shall, and shall cause its Affiliates to, permit an independent auditor designated by SR and reasonably acceptable to Gilead, at reasonable times and upon reasonable notice, to audit the books and records maintained by Gilead (or its Affiliate, as applicable) pursuant to Section 5.8 to ensure the accuracy of all reports and payments made hereunder.  Such books and records shall be available to the auditor during regular business hours at such place or places where such books and records are customarily kept.  Such examinations may not (a) be conducted for any Calendar Quarter more than [***] years after the end of such Calendar Quarter, (b) be conducted more than once in any [***] month period or (c) be repeated for any Calendar Quarter. Except as provided below, the cost of this audit shall be borne by SR, unless the audit reveals an underreporting of Net Sales of more than the greater of (i) [***] or more, or (ii) [***], from the reported amounts.  If such audit concludes that (i) the amount Gilead paid to SR for a given Calendar Quarter exceeded the

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amount that was payable to SR, then at Gilead’s option, (A) SR shall reimburse Gilead for such undisputed variance within [***] days after the date on which such audit is completed or (B) Gilead shall have the right to credit such excess amounts paid towards future payments owed to SR under this Agreement, or (ii) the amount Gilead paid to the SR for a given Calendar Quarter was less than the amount that was payable to SR, Gilead shall reimburse SR for such undisputed variance within [***] days after the date on which such audit is completed.  SR shall treat all information subject to review under Section 5.8 and this Section 5.10 in accordance with the confidentiality provisions of Article 7.  Gilead shall use Commercially Reasonable Efforts to include substantially similar rights as set forth in this Section 5.10 in any sublicense agreement with its Sublicensee; provided, however, that such sublicense agreement may provide that such audit be conducted by Gilead, its Affiliate or an independent auditor designated by Gilead (and reasonably acceptable to SR).

ARTICLE 6.

LICENSES; INTELLECTUAL PROPERTY

6.1                            Licenses to Gilead.  Subject to the terms and conditions of this Agreement, SR hereby grants to Gilead an exclusive (even as to SR), sublicensable (through multiple tiers, subject to the provisions of Section 6.2), non-transferrable (except as set forth in Section 11.3), worldwide, royalty-bearing right and license under the SR IP to Research, Develop, Manufacture, Commercialize and otherwise exploit the Licensed Antibodies and Licensed Products in the Territory in the Field.

6.2                            Sublicensing.  Gilead shall have the right to grant sublicenses under the rights granted to it under Section 6.1, through multiple tiers, to any [***].  Each sublicense granted under this Section 6.2 shall be subject to and consistent with the terms and conditions of this Agreement. Without limiting the foregoing, every sublicense granted by Gilead under Patents that are subject to the CMCC Agreement shall contain requirements for commercially reasonable due diligence in developing or exploiting such Patents, or selling Licensed Products, as specifically applicable, and Gilead shall enforce such provisions consistent with achieving Gilead’s obligations under this Agreement.

6.3                            Rights Retained by the Parties.  For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement.  Without limiting the foregoing, but subject to the terms and conditions of this Agreement, SR hereby expressly reserves (a) all rights to practice, and to grant licenses under, the SR IP outside the scope of this Agreement, (b) all right, title and interest in and to the Excluded Antibodies, and (c) the licenses and other rights granted to Gilead herein are subject to the rights retained by the counterparty to each SR In-License.

6.4                            No Implied Licenses.  Except as explicitly set forth in this Agreement, neither Party shall be deemed by estoppel, implication or otherwise to have granted the other Party any license or other right to any Know-How, Patents or other intellectual property of such Party. Neither Party nor any of its Affiliates shall use or practice any Know-How or Patents licensed or provided to such Party or any of its Affiliates outside the scope of or otherwise not in compliance with the rights and licenses granted to such Party and its Affiliates under this Agreement.

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6.5                            Bankruptcy.  All licenses granted under this Agreement are deemed to be, for purposes of Section 365(n) of the Bankruptcy Code, licenses of rights to “intellectual property” as defined in Section 101 of such Code.  Each Party, as licensee, may fully exercise all of its rights and elections under the Bankruptcy Code.  The Parties further agree that, if a Party elects to retain its rights as a licensee under any Bankruptcy Code, such Party will be entitled to complete access to any technology licensed to it hereunder and all embodiments of such technology.  Such embodiments of the technology will be delivered to the licensee Party not later than: (a) the commencement of bankruptcy proceedings against the licensor, upon written request, unless the licensor elects to perform its obligations under this Agreement; or (b) if not delivered under Section 6.5(a), upon the rejection of this Agreement by or on behalf of the licensor, upon written request.  Any agreements supplemental hereto will be deemed to be “agreements supplementary to” this Agreement for purposes of Section 365(n) of the Bankruptcy Code.  As used herein, “Bankruptcy Code” means the U.S. Bankruptcy Code and any foreign equivalent thereto in any country having jurisdiction over a Party or its assets.

6.6                            Intellectual Property.

6.6.1                     Inventorship.  Notwithstanding the provisions of Section 11.6, inventorship of any inventions (whether patentable or not) created or conceived by or on behalf of a Party or its Affiliates, whether solely or jointly with any Third Party (or with the other Party or its Affiliates), in the course of activities performed under this Agreement, shall be determined by application of U.S. patent law pertaining to inventorship.

6.6.2                     SR IP.  As between the Parties, SR will retain all right, title and interest in and to any Patents and Know-How Controlled by SR or any of its Affiliates, including all SR IP, and no rights or licenses are granted to Gilead hereunder with respect to any SR IP other than the licenses and rights granted to Gilead pursuant to this Article 6.  SR will have the sole and exclusive right to Prosecute and Maintain, and enforce all SR Core Patents in accordance with Sections 6.7 and 6.8.

6.6.3                     Gilead IP.  As between the Parties, Gilead will retain all right, title and interest in and to any Patents and Know-How Controlled by Gilead or any of its Affiliates, including all Gilead Collaboration IP (collectively, “Gilead IP”), including all rights to Prosecute and Maintain, and enforce any such Gilead IP, and no rights or licenses are granted to SR hereunder with respect to any Gilead IP.

6.6.4                     Joint Collaboration IP.  As between the Parties, subject to Section 6.6.5, the Parties shall each own an equal, undivided interest in all Joint Collaboration IP.  Each Party shall have the right to exploit the Joint Collaboration IP without a duty of seeking consent or accounting to the other Party.

6.6.5                     Cooperation.  Each Party shall cause all Persons who perform activities for such Party under this Agreement to be under an obligation to assign their rights in any Collaboration IP resulting therefrom to such Party, except where Applicable Law requires otherwise, and except in the case of governmental, not-for-profit and public institutions which have standard policies against such an assignment (in which case a suitable license, or right to obtain such a license, shall be obtained).  Without limiting (but subject to) the foregoing, each

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Party shall (i) cause its employees, consultants, sublicensees, agents and contractors to assign to such Party, such Person’s right, title and interest in and to all Collaboration IP, and intellectual property rights therein, and (ii) include in any Third Party Subcontractor Agreement that each Third Party Subcontractor shall be required to assign all right, title and interest in and to any Collaboration IP to such Party, and such Party shall ensure that such Third Party’s obligations to assign the Collaboration IP to such Party remain in full force and effect for so long as this Agreement remains in effect.

6.6.6                     Disclosure of IP.  Gilead will (a) promptly disclose to SR any SR Platform Collaboration Know-How, in each case, created or conceived during the Term, but no later than thirty (30) days after the applicable Party’s intellectual property department receives written notice of such creation or conception and (b) [***].

6.7                            Prosecution and Maintenance.

6.7.1                     SR Core Patents.  Subject to Section 6.7.3, SR will have the sole and exclusive right (but not the obligation) to Prosecute and Maintain all SR Core Patents.  SR shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.7.1 for SR Core Patents.  [***].

6.7.2                     SR Program Patents and Joint Collaboration Patents.

(a)                                 Gilead First Right.  Subject to Section 6.7.2(b) and Section 6.7.3, Gilead shall have the first right (but not the obligation), at its cost and expense with counsel of Gilead’s choice, to Prosecute and Maintain the SR Program Patents and the Joint Collaboration Patents.

(b)                                 SR Step-In Right.  If Gilead in any country decides not to file, or decides not to participate in any interferences, derivation proceedings, post-grant proceedings, supplemental examinations, reissues or oppositions with respect to, a SR Program Patent or Joint Collaboration Patent or intends to allow such SR Program Patent or Joint Collaboration Patent to lapse or become abandoned without having first filed a substitute, Gilead shall provide reasonable prior written notice to SR of such intention (which notice shall, in any event, be given no later than [***] days prior to the next deadline for any action that may be taken with respect to such Patent in such country), and SR shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof, subject to Section 6.7.3, including the right to conduct any such interference, reissue or opposition, at SR’s cost and expense with counsel of SR’s choice.

6.7.3                     Cooperation in Prosecution and Maintenance.  During the Term of this Agreement, the Party controlling the Prosecution and Maintenance of a SR Program Patent or Joint Collaboration Patent in accordance with this Section 6.7 (the “Prosecuting Party”) shall keep the other Party (the “Non-Prosecuting Party”) informed as to material developments with respect to the Prosecution and Maintenance, including by providing the Non-Prosecuting Party with a copy of material communications to and from any patent authority regarding such Patent, and by providing the drafts of the Non-Prosecuting Party of any material filings or responses to be made to such patent authorities sufficiently in advance of submitting such filings or responses

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so as to allow for a reasonable opportunity for the Non-Prosecuting Party to review and comment thereon.  The Prosecuting Party shall consider in good faith the requests and suggestions of the Non-Prosecuting Party with respect to such drafts of the Prosecuting Party and with respect to strategies for filing and prosecuting the applicable SR Program Patent or Joint Collaboration Patent.  To the extent that SR, as the Non-Prosecuting Party, determines in good faith that a draft filing within the SR Program Patents or Joint Collaboration Patents provided by Gilead as the Prosecuting Party recites a claim which Covers an Excluded Antibody, SR will inform Gilead to that effect in writing prior to the submission of such draft filing to a patent office and shall identify such Excluded Antibody, together with reasonable supporting evidence, to demonstrate that such Patent recites a claim which Covers such Excluded Antibody (provided that the identification of the Excluded Antibody and supporting evidence may be provided to a Third Party advisor designated by Gilead who will not be permitted to disclose the Excluded Antibody or such supporting evidence to Gilead or any of its Affiliates) and Gilead will, in consultation with SR, amend the draft filing such that it does not recites a claim which Covers such Excluded Antibody before submitting such draft filing to any patent authority. Notwithstanding the foregoing, the Prosecuting Party shall promptly inform the Non-Prosecuting Party of any adversarial patent office proceeding or sua sponte filing, including a request for, or filing or declaration of, any interference, derivation proceeding, post-grant proceeding, opposition, post-grant proceeding or reexamination relating to the applicable SR Program Patent or Joint Collaboration Patent.  The Parties shall consult and the Prosecuting Party shall consider in good faith all comments, requests and suggestions provided by the Non-Prosecuting Party.  Each Party shall provide the other Party all reasonable assistance and cooperation in the Prosecution and Maintenance efforts under this Section 6.7, including providing any necessary powers of attorney and executing any other required documents or instruments for such prosecution. When a Party assumes the responsibilities for the Prosecution and Maintenance of a SR Program Patent or Joint Collaboration Patent under this Section 6.7, the other Party shall promptly transfer to such Party the patent prosecution files for such Patent and provide reasonable assistance in the transfer of the prosecution responsibilities. The Party assuming such Prosecution and Maintenance responsibilities shall have the right to engage its own counsel to do so.

6.7.4                     CREATE Act.  Notwithstanding anything to the contrary in this Article 6, neither Party shall have the right to make an election under the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. 103(c)(2)-(c)(3) (CREATE Act) when exercising its rights under this Article 6 without the prior written consent of the other Party and the Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined therein.  With respect to any such permitted election, the Parties shall coordinate their activities with respect to any submissions, filings, or other activities in support thereof.

6.7.5                     Claim Separation.  When prosecuting Patents under this Agreement, the Parties will use Commercially Reasonable Efforts, by means of continuation or divisional applications, as reasonably determined based on then available scientific or other evidence, to segregate into separate Patents (a) claims that would cause a Patent to be a SR Program Patent from (b) claims that would cause a Patent to be a SR Core Patent.

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6.8                            Enforcement of SR Program Patents, SR Core Patents and Joint Collaboration Patents.

6.8.1                     Notice.  If any Party learns of any actual or suspected infringement of any SR Program Patent, SR Core Patent or Joint Collaboration Patent, in each case, such Party shall promptly notify the other Party in writing and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.

6.8.2                     Enforcement Against Competitive Infringement.

(a)                                 SR shall have the sole and exclusive right (but not the obligation) to enforce any SR Core Patents against any infringement or threatened infringement by a Third Party, subject to Section 5.2.5.

(b)                                 Gilead shall have the first right (but not the obligation) to enforce any Patent within the SR Program Patents or Joint Collaboration Patents against any Competitive Infringement (which may include settlement or otherwise seeking to secure the abatement of such infringement) by counsel of its own choice, in its own name, including the right to control the defense of any challenges to any such SR Program Patents or Joint Collaboration Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.  SR may participate in any such claim, suit, or proceeding with counsel of its choice at its own cost and expense.  If Gilead finds it necessary or desirable for SR to join Gilead as a party to any such claim, suit, or proceeding with respect to any such Competitive Infringement, the Parties shall cooperate to execute all papers and perform such acts as shall be reasonably required for SR to join such claim, suit, or proceeding.  During the Term of this Agreement, during any such claim, suit, or proceeding with respect to any Competitive Infringement of any Patent within the SR Program Patents or Joint Collaboration Patents, Gilead shall keep SR regularly informed of the status and progress of such enforcement efforts and shall reasonably consult with SR, including using reasonable efforts to take SR’s comments into good faith consideration with respect to such Competitive Infringement or the claim construction of any Competitive Infringement claim in any such Patent.

(c)                                  If Gilead notifies SR that Gilead declines to enforce against any such Competitive Infringement or fails to commence an enforcement action with respect to any Competitive Infringement of any Patent within the SR Program Patents or Joint Collaboration Patents under Section 6.8.2(a) within [***] days following delivery of notice pursuant to Section 6.8.1, SR shall thereupon have the right (but not the obligation) to enforce against such Competitive Infringement, at its own cost and expense (which may include settlement or otherwise seeking to secure the abatement of such infringement), by counsel of its own choice, in SR’s own name, including the right to control the defense of any challenges to such SR Program Patents or Joint Collaboration Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions.

6.8.3                     Cooperation.  During any such claim, suit, or proceeding, the Party controlling such prosecution with respect to any SR Program Patent or Joint Collaboration Patent in accordance with this Section 6.8 (the “Enforcing Party”) shall keep the other Party (the “Non-Enforcing Party”) regularly informed of the status and progress of such enforcement efforts and shall reasonably consult with the Non-Enforcing Party, including using reasonable efforts to take the Non-Enforcing Party’s comments into good faith consideration with respect to the infringement or claim construction of any claim in any such any SR Program Patent or Joint

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Collaboration Patent.  The Non-Enforcing Party shall reasonably cooperate with the Enforcing Party in any infringement action pursuant to this Section 6.8. A settlement or consent judgment or other voluntary final disposition of a suit with respect to any SR Program Patents or Joint Collaboration Patents under this Section 6.8 may be entered into without the consent of the Non-Enforcing Party; provided, however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Enforcing Party under this Section 6.8 shall not, without the prior written consent of the Non-Enforcing Party (a) impose any liability or obligation on the Non-Enforcing Party or any of its Affiliates or (b) conflict with or reduce the scope of the subject matter claimed in the applicable SR Program Patent or Joint Collaboration Patent.

6.8.4                     Costs and Recoveries.

(a)                                 [***].

(b)                                 [***].

(c)                                  Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.8 to the extent related to any SR Program Patent or Joint Collaboration Patents shall be shared as follows:

(i)                                     [***]; and

(ii)                                  [***]; provided that, for clarity, any royalties or other payments received by Gilead or any of its Affiliates or Sublicensees under any license granted by Gilead or any of its Affiliates or Sublicensees pursuant to any settlement agreement entered into in connection with any action, suit or proceeding brought under this Section 6.8 shall not be included in Net Sales and shall be deemed “recoveries” under this Section 6.8.4(c); provided, further, that, notwithstanding anything to the contrary set forth herein, any sales of Licensed Product by or on behalf of any Sublicensee under any such settlement agreement shall not be included in Net Sales.

6.9                            Invalidity or Unenforceability Defenses or Actions.

6.9.1                     Notice.  During the Term of this Agreement, each Party shall promptly notify the other Party in writing of any written assertion of invalidity or unenforceability of any SR Program Patents or Joint Collaboration Patents by a Third Party, including any inter partes review, re-examinations, post-grant proceedings or other similar proceedings with respect to any SR Program Patent or Joint Collaboration Patent, in each case, of which such Party becomes aware; provided, however, that with respect to any SR Core Patents, such notice shall only be required following receipt by SR or any of its Affiliates of a written notice of such assertion of invalidity or unenforceability.

6.9.2                     Defense.  During the Term of this Agreement, Gilead shall have the first right (but not the obligation) to defend and control the defense of the validity and enforceability of any SR Program Patent or Joint Collaboration Patent at its own cost and expense.  During the Term of this Agreement, SR may participate in any such claim, suit, or proceeding with counsel

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of its choice at its own cost and expense.  With respect to any such action involving the validity or enforceability of any such any SR Program Patent or Joint Collaboration Patent, if Gilead finds it necessary or desirable for SR to join Gilead as a party to any such action, SR shall, at Gilead’s request and expense, join Gilead as a party to such suit and participate with its own counsel at its own cost and expense; provided that Gilead shall retain control of the defense in such claim, suit, or proceeding.  If Gilead notifies SR that Gilead declines to defend and control the defense of any such action with respect to any SR Program Patent or Joint Collaboration Patent under this Section 6.9 within [***] days following delivery of notice pursuant to Section 6.9.1, SR shall thereupon have the right (but not the obligation) to assume control of such defense, at its own cost and expense (which may include settlement), by counsel of its own choice.

6.9.3                     Cooperation.  Each Party shall assist and cooperate with the other Party as such other Party may reasonably request from time to time in connection with its activities set forth in this Section 6.9, including by being joined as a party plaintiff in such action or proceeding, providing access to relevant documents and other evidence, and making its employees available at reasonable business hours.  In connection with any such defense or claim or counterclaim, the controlling Party shall consider in good faith any comments from the other Party and shall keep the other Party reasonably informed of any material developments, and shall provide copies of all documents filed, in connection with such defense, claim, or counterclaim.  During the Term of this Agreement, in connection with the activities set forth in this Section 6.9, each Party shall consult with the other as to the strategy for the defense of any SR Program Patent or Joint Collaboration Patent, as applicable.

6.10                     Defense of Claims Brought by Third Parties.

6.10.1              Notice.  If a Party becomes aware of any actual or potential claim that the Development, Manufacture, Commercialization or other exploitation of any Licensed Antibody or Licensed Product under this Agreement infringes the intellectual property rights of any Third Party (a “Third Party Action”), such Party shall promptly notify the other Party.

6.10.2              Right to Defend.  Subject to Section 6.10.5, Gilead shall have the right (but not the obligation), at its sole expense, to defend a Third Party Action and to compromise or settle such Third Party Action. If Gilead declines or fails to assert its intention to defend such Third Party Action within [***] days following receipt of notice under Section 6.10.1, then SR shall have the right (but not the obligation) to defend such Third Party Action.  The Party defending such Third Party Action shall have the sole and exclusive right to select counsel for such Third Party Action.

6.10.3              Consultation.  The Party defending a Third Party Action pursuant to Section 6.10.2 shall be the controlling Party and shall consult with the non-controlling Party on all material aspects of the defense.  The non-controlling Party shall have a reasonable opportunity for meaningful participation in decision-making and formulation of defense strategy.  The Parties shall reasonably cooperate with each other in all such actions or proceedings.  The non-controlling Party will be entitled to be represented by independent counsel of its own choice at its own expense.

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6.10.4              Costs of a Third Party Action.  Subject to the respective indemnity obligations of the Parties set forth in Article 9, the controlling Party shall pay all costs associated with such Third Party Action other than the expenses of the other Party if the other Party elects to join such Third Party Action (as provided in the last sentence of this paragraph).  Each Party shall have the right to join a Third Party Action defended by the other Party, at its own expense.

6.10.5              No Settlement Without Consent.  Neither Party shall settle or otherwise compromise any Third Party Action by admitting that any Patent within the SR Program Patents or Joint Collaboration Patents is invalid or unenforceable without the other Party’s prior written consent.  Without limiting the foregoing, in the event that SR is the controlling Party, SR may not, without the prior written consent of Gilead, (a) settle or otherwise compromise a Third Party Action which would require the grant of any license, covenant or other rights to any Third Party that would conflict with or reduce the scope of the rights or licenses granted to Gilead under this Agreement or otherwise adversely affect the interest of Gilead in any respect and (b) enter into any license with such Third Party in connection with any such settlement unless any license or rights granted to SR are fully sublicensable to Gilead in accordance with the terms of this Agreement.

6.11                     Patent Term Extension.  SR will reasonably cooperate with Gilead, upon Gilead’s reasonable request, in obtaining at Gilead’s expense patent term extension or supplemental protection certificates and the like with respect to any Patents within the SR Program Patents or Joint Collaboration Patents that Cover a Licensed Product, in each country and region where it is possible to do so.  Gilead will make the election in accordance with the preceding sentence and SR agrees to abide by such election.

6.12                     Covenant.  Gilead hereby irrevocably covenants and agrees that it will not, directly or indirectly, in any respect, use non-public information it acquires in the course of Prosecution and Maintenance of any Patents that is Controlled by SR or any of its Affiliates pursuant to the CMCC Agreement, including information from patent counsel with respect to the same, to challenge CMCC’s ownership of such Patents.  Such information shall be considered confidential information of CMCC and is subject to Article 7.  Gilead shall include the foregoing commitment in all sublicenses granted by Gilead under such Patents.  Notwithstanding the foregoing, the Parties acknowledge and agree that it is not anticipated that Gilead will have the right to Prosecute and Maintain any such Patents and therefore will not receive any such non-public information.

ARTICLE 7.
CONFIDENTIALITY

7.1                            Nondisclosure.  Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and nature, but in no event less than a reasonable degree of care, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except to exercise its rights or satisfy its obligations as permitted by this Agreement,

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including, in the case of Gilead, the exercise of the rights and licenses granted to Gilead hereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement).  The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] years thereafter.  The Receiving Party will, at the Disclosing Party’s election and instruction, return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] days of the termination or expiration of this Agreement; provided, however, that a Party may retain one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof; provided, further, that such retained copy shall remain subject to the terms of confidentiality and non-use set forth herein.

7.2                            Certain Information.

7.2.1                     Notwithstanding anything to the contrary contained herein (including Section 1.36), the Parties agree and acknowledge that, during the Term, any Licensed Program Specific Information shall be deemed to be Confidential Information of Gilead, and Gilead shall be deemed to be the Disclosing Party with respect to the Licensed Program Specific Information.

7.2.2                     Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that, during the Term, neither Gilead nor its Affiliates or Sublicensees shall disclose or reference any Confidential Information that specifically relates to the Excluded Antibodies (including, to the extent constituting Confidential Information of SR or any of its Affiliates, the structures or sequences of any Excluded Antibodies) without the prior written consent of SR or as otherwise permitted by Section 7.3, Section 7.4.1(c) or Section 7.4.1(d).

7.3                            Exceptions.  Except with respect to Licensed Program Specific Information pursuant to Section 7.3(a), the obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:

(a)                                 was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;

(b)                                 is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;

(c)                                  is published by a Third Party (including information available from publicly accessible Third Party websites even if a subscription fee is payable for such access) or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party or its Affiliates of its obligations hereunder;

(d)                                 is published by a Party in accordance with Section 7.7 without any breach by such Party of its obligations hereunder; or

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(e)                                  is independently developed by or for the Receiving Party or its Affiliates without reference to, use of or reliance upon the Disclosing Party’s Confidential Information.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.  In addition, Confidential Information shall not be deemed to be within the exceptions set forth above merely because such information is embraced by more general information in the public domain or in the possession of the Receiving Party.

7.4                            Authorized Disclosure.

7.4.1                     Disclosure.  Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:

(a)                                 subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of any tax authority, the U.S. Securities and Exchange Commission or any national securities exchange), any other similar regulatory agencies in a country other than the United States or of any stock exchange or other securities trading institution, if such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);

(b)                                 is disclosed to Governmental Authority, but such disclosure shall only be to the extent reasonably necessary to obtain such Patents, and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);

(c)                                  to any of its officers, employees, consultants, agents or Affiliates (including, any permitted collaborators or Sublicensees) solely on a “need to know basis” in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including, in the case of Gilead, the exercise of the rights and licenses granted to Gilead hereunder); provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this Article 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure); and

(d)                                 disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants); provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those permitted by this Agreement (with a duration of confidentiality and non-use obligations as appropriate that is no less than five (5) years from the date of disclosure).

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7.4.2                     Terms of Disclosure.  If and whenever any Confidential Information is disclosed in accordance with this Section 7.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement).  Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.4.1(a), as applicable; provided, further, that if either Party concludes that a copy of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, then such Party will, a reasonable time prior to any such filing (and in any event, no less than [***] Days prior to any such filing), provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, will provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions within [***] Days, and will take such Party’s reasonable comments into consideration before filing such agreement and use Commercially Reasonable Efforts to have terms identified by such other Party afforded confidential treatment by the applicable regulatory agency; provided, further, that notwithstanding the foregoing, no such notice shall be required for any disclosure made in connection with any submission by either Party or any of its Affiliates to any tax authority.

7.5                            Terms of this Agreement.  The Parties agree that this Agreement and all of the respective terms hereof shall be deemed to be Confidential Information of both SR and Gilead, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them (i) in accordance with the provisions of Section 7.4 or Section 7.6, as applicable, or (ii) to any bona fide actual or prospective acquirers, underwriters, investors, lenders or other financing sources and to employees, officers, directors, agents, consultants and advisers of any such Third Party, in each case, who are bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this Article 7 (provided, however, that in the case of legal advisors, no written agreement shall be required) (with a duration of confidentiality and non-use obligations as appropriate that is no less than [***] years from the date of disclosure).

7.6                            Publicity.   Except with respect to any press release issued by the Parties pursuant to Section 7.6 of the Master Collaboration Agreement, SR may not make any press release or public announcements regarding this Agreement or any matter covered by this Agreement, including the Development, Manufacture or Commercialization of Licensed Antibodies or Licensed Products, without the prior written consent of the other Party.  In the event that SR reasonably believes it is required to issue a press release or make another public announcement to comply with Applicable Law, SR may only issue such press release or other public announcement if SR provides the text of such planned disclosure to Gilead no less than [***] days prior to disclosure, and incorporates all reasonable comments of Gilead regarding such

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disclosure.  Notwithstanding the foregoing, the contents of any press release or other public statement that has been reviewed and approved by Gilead may be re-released by SR without a requirement for re-approval; provided that any such release shall retain the same verbiage as the initial release and any such release shall retain the same context as disclosed in such previous press release or public statement.  Gilead shall have the right to issue press releases, in its sole discretion and without SR’s approval; provided that Gilead will use Commercially Reasonable Efforts to provide SR notice prior to issuing any such press release.  Notwithstanding the foregoing, either Party may use the corporate logo of the other Party in its pipeline chart summarizing programs and product candidates; provided that the other Party may review and approve its use in the first instance.

7.7                            Publications.  Without limiting Section 7.6, SR shall not publish any information relating to the Licensed Program or any Licensed Antibody or Licensed Product without the prior written consent of Gilead, unless such information has already been publicly disclosed either prior to the Execution Date or after the Execution Date through no fault of SR or otherwise not in violation of this Agreement, including any disclosure made in accordance with the terms of the Master Collaboration Agreement.  Gilead shall have the right to make such publications as it chooses, in its sole discretion, without the approval of SR; provided that Gilead shall provide SR with prior written notice of any such publication and a copy of thereof following publication. SR shall submit to Gilead for Gilead’s written approval (which approval may be granted or denied in Gilead’s sole discretion) any publication or presentation (including in any seminars, symposia or otherwise) of information related directly or indirectly to the Licensed Program, Licensed Antibody or Licensed Product for review and approval at least [***] days prior to submission for the proposed date of publication or presentation.

7.8                            Use of Names.

7.9.1                     Except as expressly provided herein, under the Master Collaboration Agreement (or any other License Agreement entered into pursuant to the Master Collaboration Agreement), as applicable, neither Party shall mention or otherwise use the name, logo, or trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, or other form of publicity without the prior written approval of such other Party in each instance.  The restrictions imposed by this Section 7.8 shall not prohibit either Party from making any disclosure identifying the other Party that is required by Applicable Law.

7.9.2                     Without limiting the foregoing, Gilead will not use the name, names, logos or trademarks of CMCC or any of its Affiliates, nor the name or photograph or other depletion of any employee or member of the staff of CMCC or such Affiliate, nor any adaptation of any of the foregoing, in any advertising, promotional, or sales literature without, in each case, prior written consent from CMCC and from the individual staff member, employee, or student if such individual’s name, photograph or depiction is used.  Notwithstanding the above, Gilead may state that it is (sub)licensed by CMCC and SR under one (1) or more Patents consistent with this Agreement, and Gilead may comply with disclosure requirements of all Applicable Laws relating to its business, including United States and state security laws.  In addition, Gilead may refer to publications by employees of CMCC in the scientific literature.

7.9                            Relationship to Master Collaboration Agreement.  From and after the Effective Date, this Agreement supersedes the provisions of Article 7 of the Master Collaboration

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Agreement with respect to the Licensed Program (including any Licensed Antibody and Licensed Product); provided that all “Confidential Information” disclosed by the “Disclosing Party” under the Master Collaboration Agreement with respect to the Licensed Program shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder.  The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to the Master Collaboration Agreement with respect to the Licensed Program.

ARTICLE 8.
REPRESENTATIONS AND WARRANTIES; COVENANTS

8.1                            Representations and Warranties of Both Parties.  Each Party hereby represents and warrants to the other Party, as of the Execution Date and as of the Effective Date, that:

(a)                                 such Party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;

(b)                                 such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c)                                  this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;

(d)                                 the execution, delivery and performance of this Agreement by such Party does not conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party;

(e)                                  no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for the consummation of the transactions contemplated by this Agreement or for the performance by it of its obligations under this Agreement (including, in the case of SR, the grant of the rights to Gilead hereunder), except for any filing required under Antitrust Laws; and

(f)                                   it has obtained all necessary authorizations, consents and approvals of any other Person that is required to be obtained by it as of the Execution Date in connection with, the transaction contemplated by this Agreement (including, in the case of SR, the grant of

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the rights to Gilead hereunder), except for the clearance, approval, or expiration or termination of any applicable merger control waiting period under the Antitrust Laws of any Governmental Authority, as applicable.

8.2                            Representations and Warranties of SR.  SR hereby represents and warrants to Gilead, as of the Execution Date and as of the Effective Date, that:

(a)                                 Schedule  8.2(a) contains a complete and accurate list of all Patents Controlled by SR and/or its Affiliates as of the Execution Date that are included in the SR IP.  Except for the Patents set forth on Schedule  8.2(a), as of the Execution Date, SR and its Affiliates do not Control any Patent that is necessary or reasonably useful to Research, Develop, Manufacture or Commercialize any Licensed Antibodies in the Field;

(b)                                 except as set forth on Schedule  8.2(b), all issued Patents set forth on Schedule  8.2(a) (i) are in full force and effect, (ii) have been Prosecuted and Maintained in good faith, and (iii) exist and, to the Knowledge of SR, are not invalid or unenforceable, in whole or in part;

(c)                                  except as set forth on Schedule  8.2(c), all current and former officers, employees, contractors, consultants and sublicensees of SR or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any SR IP have executed and delivered to SR or such Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to SR or such Affiliate of any SR IP, and such SR IP has been timely and duly filed in such a manner as to  preserve priority entitlement, including by virtue of assignment documents associated with each priority filing, such that Gilead shall, by virtue of this Agreement, receive from SR, without payments beyond those required under this Agreement, the licenses and other rights granted to Gilead hereunder, and, to the Knowledge of SR, no current officer, employee, agent, or consultant of SR or any of its Affiliates is in violation of any term of any assignment or other agreement regarding the protection of Patents or other intellectual property or proprietary information of SR or such Affiliate or of any employment contract or any other contractual obligation relating to the relationship of any such Person with SR;

(d)                                 any Third Party Subcontractor engaged or utilized by SR for the performance of any activities under the Licensed Program pursuant to the Master Collaboration Agreement has executed and delivered to SR or its Affiliate a Third Party Subcontractor Agreement in accordance with the terms of the Master Collaboration Agreement;

(e)                                  except as set forth on Schedule 8.2(e), all SR IP (other than any Joint Collaboration IP) is exclusively owned by SR or its Affiliates;

(f)                                   (i) the SR Background Know-How has been kept confidential or has been disclosed to Third Parties only under terms of confidentiality, and (ii) to the Knowledge of SR, no breach of such confidentiality has been committed by any Third Party;

(g)                                  no claim has been issued and served, nor, to SR’s Knowledge, has SR or any of its Affiliates received a written threat of a claim or litigation made by any Person, against SR or any of its Affiliates that alleges that any SR IP is invalid or unenforceable;

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(h)                                 except for the Existing SR In-Licenses and any Collaboration In-Licenses set forth on Schedule 1.24, neither SR nor any of its Affiliates has entered into any agreement under which SR or any of its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to any Licensed Antibody or SR IP in the Field licensed hereunder, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to Develop, Manufacture, Commercialize or otherwise exploit any Licensed Antibody;

(i)                                     SR has provided Gilead a true, correct and complete copy of each Existing SR In-License and Collaboration In-License set forth on Schedule 1.24, and such SR In-License is in full force and effect and has not been amended, modified or waived, except as otherwise disclosed to Gilead in writing;

(j)                                    except pursuant to the Existing SR In-Licenses and any Collaboration In-Licenses set forth on Schedule 1.24, neither SR nor any of its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement in order to maintain any rights of SR or any of Affiliates with respect to any SR IP in the Field licensed hereunder or any other Patent or Know-How that would be included as SR IP in the Field licensed hereunder but for non-compliance with such payment obligations;

(k)                                 neither SR nor any of its Affiliates has granted any right or license to any Third Party relating to any of the SR IP or any Licensed Antibody in the Field, in each case, that would conflict with or limit the scope of any of the rights or licenses granted to Gilead hereunder;

(l)                                     neither SR nor any of its Affiliates has granted any mortgage, pledge, security interest, encumbrance or lien of any kind on the SR IP and the SR IP is free and clear of any mortgage, pledge, security interest, encumbrance, or lien of any kind;

(m)                             neither SR nor its Affiliates has received any written notice of any claim that any Patent or Know-How owned or controlled by a Third Party would be infringed or misappropriated by the Research, Development, Manufacture, or Commercialization of any Licensed Antibody in the Field;

(n)                                 to the Knowledge of SR, the Research, Development, Manufacture, and Commercialization of any Licensed Antibody in the Field as contemplated hereunder does not violate, infringe, misappropriate or otherwise conflict or interfere with any intellectual property or proprietary right of any Person;

(o)                                 there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal, administrative or other proceedings or governmental investigations pending or, to the Knowledge of SR, threatened against SR or any of its Affiliates which would be reasonably expected to adversely affect or restrict the ability of SR to consummate or perform the transactions contemplated under this Agreement, or which would materially adversely affect the SR IP, or SR’s Control thereof, or any Licensed Antibody in the Field;

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(p)                                 neither SR nor any of its Affiliates has issued a written claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any SR IP in the Field and, to the Knowledge of SR, the SR IP is not being infringed or misappropriated by any Third Party in the Field; and

(q)                                 except pursuant to the Master Collaboration Agreement, neither SR nor its Affiliates are conducting, or in the past [***] months have conducted, any Research, Development, Manufacturing or Commercialization of any Licensed Antibody or Licensed Product.

8.3                            Additional SR Covenants.  SR hereby covenants to Gilead that from and after the Effective Date, SR shall enforce (including in connection with any counterparty’s breach of any representations or warranties thereunder) SR’s rights, benefits and the obligations of the respective counterparties under each Third Party Subcontractor Agreement and SR In-License that may adversely conflict with the rights, benefits and obligations of Gilead hereunder, including taking such actions as Gilead may reasonably request, and will inform Gilead of any action it may take under a Third Party Subcontractor Agreement or SR In-License, as applicable, to the extent such action may conflict with or otherwise adversely affect, or would reasonably be expected to conflict with or adversely affect, the rights or licenses granted to Gilead hereunder; provided that, without limiting the foregoing, SR shall (a) fulfill all of its obligations (excluding its payment obligations) under each SR In-License; (b) not amend or waive, or take any action or omit to taking any action that would alter (including terminating without Gilead’s consent), any of SR’s rights under any SR In-License, as applicable; and (c) notify Gilead of any written notice of any default under, termination or amendment of, any SR In-License, as applicable, in each case ((a), (b) and (c)), in any manner that would conflict with or otherwise materially adversely affect, or would reasonably be expected to conflict with or materially adversely affect, the rights or licenses granted to Gilead hereunder.

8.4                            Additional Gilead Covenants. Gilead hereby represents, warrants, and covenants to SR that from and after the Effective Date:

8.4.1                     Gilead understands and acknowledges that transfer of certain technical data, computer software, laboratory prototypes and other commodities as contemplated under this Agreement (including in connection with the Development, Manufacture or Commercialization of Licensed Antibodies and Licensed Products) may be subject to Applicable Laws controlling their export, some of which prohibit or require a license for the export of certain types of technical data, to certain specified countries and that neither SR nor CMCC represents that a license shall not be required in connection with such transfer under this Agreement, nor that if required, it shall be issued.

8.4.2                     No consideration received under this Agreement is, or is intended to be, a prohibited payment for the recommending or arranging for the referral of business or ordering of products or services, nor is any such consideration intended to induce illegal referrals of business under Applicable Law.

8.4.3                     Subject to Applicable Law, Gilead will maintain written policies and training programs to ensure that its sales force does not engage in any advertising or promotional

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activities relating to any Licensed Antibody or Licensed Product directed primarily to customers or other buyers or users of any Licensed Antibody or Licensed Product in the Oncology Field.

8.4.4                     Gilead will not knowingly file a claim that Covers an Excluded Antibody in any SR Program Patent or Joint Collaboration Patent.

8.5                            Disclaimer.  EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR THE MASTER COLLABORATION AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY OF ANY PATENTS, TITLE, QUALITY, COMPLETENESS, ACCURACY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT OR THE MASTER COLLABORATION AGREEMENT, EACH PARTY DISCLAIMS ANY WARRANTIES WITH REGARDS TO: (A) THE SUCCESS OF ANY LICENSED ANTIBODIES OR LICENSED PRODUCTS; OR (B) THE SAFETY OR USEFULNESS FOR ANY PURPOSE OF THE LICENSED ANTIBODIES, LICENSED PRODUCTS, TECHNOLOGY OR MATERIALS.

ARTICLE 9.
INDEMNIFICATION; INSURANCE

9.1                            Indemnification by Gilead.  Gilead shall indemnify, defend and hold harmless SR, its Affiliates, and its and their respective directors, officers, employees, agents, Third Party Subcontractors, successors and assigns, from and against any and all Losses to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)                                 the gross negligence or willful misconduct of Gilead or its Affiliates or its or their respective directors, officers, employees or agents, including any of its Third Party Subcontractors, in connection with this Agreement;

(b)                                 any material breach by Gilead of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or

(c)                                  any Research, Development, Manufacturing or Commercialization of a Licensed Antibody or Licensed Product by or on behalf of Gilead or any of its Affiliates or Sublicensees;

provided, however, in each case (a)-(c), that such indemnity shall not apply to the extent SR has an indemnification obligation pursuant to Section 9.2 for such Losses.

9.2                            Indemnification by SR.  SR shall indemnify, defend and hold harmless Gilead, its Affiliates and its and their respective directors, officers, employees, agents, Sublicensees, Third

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Party Subcontractors, successors and assigns, from and against any and all Losses to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:

(a)                                 the gross negligence or willful misconduct of SR or its Affiliates or its or their respective directors, officers, employees or agents, including any Third Party Subcontractors, in connection with this Agreement;

(b)                                 any material breach by SR of any of its representations, warranties, covenants, agreements or obligations under this Agreement;

(c)                                  any Research, Development, Manufacturing, Commercialization or other exploitation of any Excluded Antibody; or

(d)                                 the exclusion of the CMCC Agreement from the Master Collaboration Agreement;

provided, however, in each case (a)-(d), that such indemnity shall not apply to the extent Gilead has an indemnification obligation pursuant to Section 9.1 for such Losses.

9.3                            Indemnification Procedure.

9.3.1                     Notice of Claim.  All indemnification claims in respect of a Party, its Affiliates, or their respective directors, officers, employees, agents, Sublicensees and Third Party Subcontractors shall be made solely by such Party to this Agreement (the “Indemnified Party”).  The Indemnified Party shall give the indemnifying Party (the “Indemnifying Party”) written notice (an “Indemnification Claim Notice”) of any Losses or learning of the Third Party Claim upon which such Indemnified Party intends to base a request for indemnification under Section 9.1 or Section 9.2, as applicable, as soon as possible, but in no event more than [***] Days after receipt by such Indemnified Party of actual notice of the Third Party Claim. A delay or failure to provide such notice shall not affect the indemnification provided under Section 9.1 or Section 9.2, as applicable, except to the extent the Indemnifying Party has been actually prejudiced as a result of such delay or failure.  Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).  The Indemnified Party shall furnish promptly to the Indemnifying Party copies of all papers and official documents received in respect of any Losses and Third Party Claims.

9.3.2                     Control of Defense.  At its option, the Indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within thirty (30) days after the Indemnifying Party’s receipt of an Indemnification Claim Notice.  The assumption of the defense of a Third Party Claim by the Indemnifying Party shall not be construed as an acknowledgment that the Indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the Indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification.  Upon assuming the defense of a Third Party Claim, the Indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the Indemnifying Party.  In the event the Indemnifying Party assumes the defense of a Third Party Claim, the Indemnified Party shall immediately deliver to the Indemnifying Party all

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original notices and documents (including court papers) received by the Indemnified Party in connection with the Third Party Claim.  Should the Indemnifying Party assume the defense of a Third Party Claim, except as provided in Section 9.3.3, the Indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the Indemnifying Party.  In the event that it is ultimately determined that the Indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against the Third Party Claim, the Indemnified Party shall reimburse the Indemnifying Party for any and all costs and expenses (including attorneys’ fees and costs of suit) and any Losses incurred by the Indemnifying Party in its defense of the Third Party Claim.

9.3.3                     Right to Participate in Defense.  Without limiting Section 9.3.2, any Indemnified Party shall be entitled to participate in, but not control (unless the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3.2), the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party’s own cost and expense unless (a) the employment thereof has been specifically authorized by the Indemnifying Party in writing, (b) the Indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 9.3.2 (in which case the Indemnified Party shall control the defense), or (c) the interests of the indemnitee and the Indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.

9.3.4                     Settlement.  With respect to any Losses relating solely to the payment of money damages in connection with a Third Party Claim that are subject to indemnification by the Indemnifying Party under this Article 9, and (a) that shall not result in the Indemnified Party’s becoming subject to injunctive or other relief or otherwise adversely affecting the business of the Indemnified Party in any manner, (b) which includes as an unconditional term thereof, the giving by each claimant or plaintiff to the Indemnified Party of a release from all liability in respect of such claim and (c) as to which the Indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss, on such terms as the Indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Losses in connection with Third Party Claims, where the Indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 9.3.2, the Indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed).  If the Indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim; provided that the Indemnified Party shall not settle any Third Party Claim without the prior written consent of the Indemnifying Party, not to be unreasonably withheld or delayed.

9.3.5                     Cooperation.  Regardless of whether the Indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each

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indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.  Such cooperation shall include access during normal business hours afforded to the Indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making the Indemnified Party and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder; provided, however, that the Indemnified Party shall be given the opportunity to redact any Confidential Information not relevant to the Third Party Claim; provided, further, that the Indemnifying Party shall keep confidential any Confidential Information disclosed or made available during such visits. The Indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.

9.3.6                     Expenses.  Except as provided above, the costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any claim shall be reimbursed on a Calendar Quarter basis by the Indemnifying Party, without prejudice to the Indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the Indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.

9.4                            Insurance.  During the Term and for a period of [***] years after the expiration or termination of this Agreement, each Party shall have and maintain in full force and effect, at its own expense, insurance coverage to include:

(a)                                 commercial general liability insurance, including personal and advertising injury, and completed operations, with limits of liability not less than [***] per occurrence and [***] in the aggregate; provided that such general liability limit requirements may be satisfied by a combination of primary and umbrella or excess liability insurance coverage; provided that, for a reasonable period following the First Commercial Sale of a Licensed Product in any country in the Territory (which in no event shall be less than [***] years), such commercial general liability insurance shall provide (i) product liability coverage and (ii) contractual liability coverage for each Party’s indemnification under Section  9.1 or Section  9.2, as applicable; provided, further, that the minimum amount of insurance coverage required under this Section 9.4.1(a) shall not be construed to create a limit of liability with respect to indemnification under Section  9.1 or Section  9.2; and

(b)                                 workers’ compensation insurance in compliance with Applicable Law (including the local law requirements of the state or jurisdiction in which the work is to be performed) and employer’s liability insurance in amounts not less than [***] for each of (i) bodily injury by accident (each accident), (ii) bodily injury by disease (policy limit), and (iii) bodily injury by disease (each employee); provided that, where permitted by Applicable Law, such policies shall contain a waiver of the insurer’s subrogation rights against the other Party.

9.4.2                     For a reasonable period following the First Commercial Sale of a Licensed Product in any country in the Territory (which in no event shall be less than [***] years), to the extent that (i) a Licensed Product is subject to the CMCC Agreement, and (ii) Gilead maintains

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insurance with a Third Party insurance provider, Gilead shall, name CMCC as additional insureds on the insurance policies maintained pursuant to Section 9.4.1(a), either by endorsement or blanket additional insured endorsement.

9.4.3                     All insurance maintained pursuant to this Section  9.4 will be underwritten by companies with an AM best rating of at least A-VII.  Each Party shall provide the other Party with written evidence of such insurance upon request.  Each Party shall provide the other Party written notice at least [***] days prior to the cancellation, non-renewal or material change in such insurance.  Notwithstanding any other term of this Agreement, if Gilead does not obtain replacement insurance providing comparable coverage within such [***] day period, SR shall have the right to terminate this Agreement effective at the end of such [***] day period without notice of any additional waiting periods.

9.4.4                     Notwithstanding the foregoing, (A) Gilead will be deemed to satisfy the insurance requirements of this Section  9.4 through a program of self-insurance and (B) SR will be permitted to satisfy its obligations under this Section  9.4 through a program of self-insurance so long as SR’s annual net revenue is greater than or equal to [***].

9.5                            LIMITATION OF LIABILITY.  [***].

9.6                            No Duplication of Remedy.  The indemnification provisions of this Article 9 and those set forth in the Master Collaboration Agreement or any other License Agreement entered into by the Parties pursuant to the Master Collaboration Agreement are not cumulative, and any Indemnified Party will be entitled, if at all, to indemnification under only one of this Agreement or the Master Collaboration Agreement with respect to any damages arising or resulting out of or relating to the same set of facts, subject to the limitations on indemnification herein or therein, as applicable.

ARTICLE 10.
TERM AND TERMINATION

10.1                     Term; Expiration.  Except as set forth in Section 4.1, Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect, on a Licensed Product-by-Licensed Product and country-by-country basis, until the expiration of the Royalty Term for such Licensed Product in such country (the “Term”).  For clarity, the Term shall expire in its entirety upon the expiration of the last to expire Royalty Term under this Agreement.

10.2                     Termination for Breach.

10.2.1              Material Breach.  This Agreement may be terminated by either Party for the material breach by the other Party of its obligations under this Agreement; provided that the breaching Party has not cured such breach within [***] days after the date of written notice to the breaching Party of such breach (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party’s intention to terminate this Agreement pursuant to this Section 10.2.1.  For clarity, but subject to Section 10.2.2, the Cure Period for any allegation as to a material breach under this Agreement will run from the date that written notice was first provided to the breaching Party by the non-breaching Party.  Any such termination of this Agreement with respect to the Licensed Program under this Section 10.2.1

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shall become effective at the end of the Cure Period, unless the breaching Party has cured such material breach prior to the expiration of such Cure Period, or, if such material breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] days so long as the breaching Party continues to use Commercially Reasonable Efforts to cure such material breach during such extension period.

10.2.2              Disagreement as to Material Breach.  If the Parties reasonably and in good faith disagree as to whether there has been a material breach pursuant to Section 10.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within [***] days following such notice of alleged material breach, for resolution to the Executive Officers, who shall meet promptly to discuss the matter and determine, within [***] days following referral of such matter, whether or not a material breach has occurred pursuant to Section 10.2.1; provided that if the Executive Officers are unable to resolve such dispute within such [***] day period after it is referred to them, the matter will be resolved as provided in Section 11.10; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach after such determination within the Cure Period which shall commence as of the date of such determination.

10.3                     Voluntary Termination.  Gilead may terminate this Agreement in its entirety, in its sole discretion, at any time upon [***] days prior written notice to SR.

10.4                     Termination for Bankruptcy.  If either Party makes a general assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within [***] days after the filing thereof, the other Party may terminate this Agreement in its entirety effective immediately upon written notice to such Party; provided that, in connection therewith, the provisions of Section 6.5 shall apply.

10.5                     [***].

10.5.1              [***].

10.5.2              [***].

10.6                     Termination for Failure to Obtain Merger Control.  Each of SR and Gilead shall have the right to terminate this Agreement in its entirety or on a country-by-country basis (with respect to any affected country), effective immediately upon written notice to the other Party, in the event that (a) a Governmental Authority obtains a preliminary injunction under any applicable Antitrust Law to enjoin the transactions contemplated by this Agreement or (b) the Parties have not secured the clearance, approval, expiration, or termination of all applicable

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merger control waiting periods under applicable Antitrust Law on or prior to [***] days after the effective date of all applicable Merger Control Filings.

10.7                     [***].

10.8                     Effects of Expiration or Termination.

10.8.1              Expiration.  On a Licensed Product-by-Licensed Product basis, in the event of the expiration, but not termination, of this Agreement, upon the effective date of such expiration:

(a)                                 the license grants to Gilead under Section 6.1 with respect to such Licensed Product shall convert to a fully paid, royalty free, irrevocable, perpetual, exclusive and sublicensable license; and

(b)                                 each Party shall return or destroy all Confidential Information of the other Party, as and to the extent required by Article 7.

10.8.2              Termination by SR Pursuant to Section 10.2, Section 10.4, Section 10.5 or Section 10.7, or by Gilead Pursuant to Section 10.3.  In the event of termination of this Agreement (i) by Gilead pursuant to Section 10.3 or (ii) by SR pursuant to Section 10.2, Section 10.4, Section  10.5 or Section 10.7 upon the effective date of such termination:

(a)                                 except as set forth in Section 10.10, all rights and licenses granted herein shall terminate;

(b)                                 each Party shall return or destroy all Confidential Information or Materials of the other Party with respect to the Licensed Program, as and to the extent required by Article 7;

(c)                                  Gilead shall wind-down any ongoing Clinical Trials for the Licensed Program in accordance with Applicable Law, [***]; provided, however, that, upon SR’s written request delivered to Gilead on or prior to the effective date of such termination, the Parties shall reasonably cooperate in good faith to effect the transfer of such Clinical Trials to SR or any of its Affiliates or Third Party designee, in each case, solely to the extent permitted under Applicable Law and at SR’s cost and expense (including reimbursement of any costs or expenses incurred by or on behalf of Gilead or any of its Affiliates or Sublicensees in connection therewith);

(d)                                 if SR provides written notice to Gilead within [***] days after the effective date of termination, Gilead shall grant to SR an exclusive, royalty-bearing (at the rates set forth below), sublicensable (through multiple tiers) license under any Know-How and Patents that are Controlled by Gilead or its Affiliates as of the effective date of such termination and that are being used by Gilead for the Research, Development, Manufacture, Commercialization or other exploitation of Licensed Antibodies or Licensed Products, in each case, as such Licensed Antibodies or Licensed Products that do not constitute Combination Products (unless otherwise mutually agreed by the Parties), in each case, as such Licensed Antibodies or Licensed Products exist as of the effective date of such termination (such Know-How and Patents, if any,

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collectively, “Gilead Reversion IP”) solely to research, develop, make, have made, use, offer for sale, sell, import, export and otherwise exploit any such Licensed Antibodies or Licensed Products ([***]) (collectively, “Reversion Products”); provided that (i) the Parties shall negotiate in good faith and enter into a separate termination and transfer agreement in connection with such Reversion Products, such agreement to be consistent with the terms set forth herein in this Section 10.8.2 (“Termination Agreement”), (ii) [***]; and

(e)                                  as set forth in any Termination Agreement (as applicable) entered into between the Parties pursuant to Section 10.8.2(d):

(i)                                     SR will make payments to Gilead based on worldwide aggregate Net Sales for each Reversion Product in the Field in the Territory by SR and its Affiliates or sublicensees in a given Calendar Year at the following rates:

Aggregate Worldwide Net Sales in a Calendar Year with Respect to a Given Reversion Product, based on the stage of such
Reversion Product at the effective date of termination of this
Agreement with respect to such Reversion Product

Royalty Rate
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%
[***]	[***]	%

Payments would be made by SR to Gilead in a manner analogous to that set forth in Section 5.3, including the adjustments set forth therein (mutatis mutandis, subject to appropriate modification to defined term references);

(ii)                                  [***];

(iii)                               [***];

(iv)                              [***];

(v)                                 [***];

(vi)                              [***];

(vii)                           [***]; and

(viii)                        [***];

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provided that, the Termination Agreement shall contain other reasonable terms that are customary for a transaction of this type, including without limitation, reporting, audit rights, standard representations and warranties, publication strategy, pharmacovigilance, regulatory matters, indemnification obligations, and additional provisions dealing with termination; provided, further, [***].

10.8.3              Termination by Gilead Pursuant to Section 10.2 or Section 10.4.  Subject to Section 10.7, in the event of a termination of this Agreement by Gilead pursuant to Section 10.2 or Section 10.4, upon the effective date of such termination:

(a)                                 except as set forth in Section 10.10, all rights and licenses granted herein with respect to the Licensed Program and SR IP shall terminate; and

(b)                                 each Party shall return or destroy all Confidential Information of the other Party, as and to the extent required by Article 7.

10.8.4              Termination Pursuant to Section 10.6.  In the event of termination of this Agreement pursuant to Section 10.6, then, notwithstanding any provision in this Agreement to the contrary, neither Party shall have any obligation to the other Party with respect to the subject matter of this Agreement; provided that Gilead shall be permitted to assign this Agreement or any rights or obligations related thereto, if required to comply with any Antitrust Law.

10.9                     Certain Additional Remedies of Gilead in Lieu of Termination 10.10                . In the event that (a) Gilead notifies SR in writing of a material breach of SR’s obligations under Section  2.8, Section  7.1 or Section 7.2, as applicable, and (b) Gilead would have the right to terminate this Agreement pursuant to Section 10.2.1 with respect to such breach, then in lieu of Gilead terminating pursuant to Section 10.2.1, and without limiting any other rights or remedies of Gilead and, subject to Section 10.2.2, Gilead may elect to have this Agreement continue in full force and effect by providing written notice to SR; provided that, without limiting any other rights or remedies of Gilead, any and all amounts thereafter payable by Gilead hereunder (including under Section 5.1 and Section  5.2) shall be reduced by [***].

10.10              Surviving Provisions.

10.10.1       Accrued Rights; Remedies.  Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement.  Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at law or in equity.

10.10.2       Survival.  Without limiting the provisions of Section 10.10.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, for the time period specified therein and, if no such time period is specified, indefinitely:  Article 1 (to the extent the definitions are used in other surviving provisions), Section 2.6, Article 5, (inclusive and to the extent applicable and with respect to amounts due prior to expiration or termination), Section  6.5, Section 6.6.1, Section 6.6.4, Section 6.6.5, Section 6.6.6(a), Section 6.12 (to the extent

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applicable), Section 7.1, Section 7.3 (but not with respect to the exception with respect to Licensed Program Specific Information pursuant to Section 7.3(a)), Sections  7.4- 7.5 (inclusive), Section 7.8, Section 7.9, Section  8.5, Article 9, Section  10.8, Section  10.10 and Article 11.

ARTICLE 11.
MISCELLANEOUS

11.1                     Force Majeure.  Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement (other than an obligation to make payments) when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts, or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person), acts of God or acts, omissions or delays in acting by any Governmental Authority.  The non-performing Party shall notify the other Party of such force majeure within thirty (30) days after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect.  The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use Commercially Reasonable Efforts to remedy its inability to perform.

11.2                     Export Control.  Each Party agrees that it shall not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other Governmental Authority in accordance with Applicable Law.

11.3                     Assignment.  This Agreement and the rights and obligations hereunder shall not be assignable or transferable by either Party without the prior written consent of the other Party; provided that (a) either Party may assign or transfer all or any part of its rights and assign or transfer its obligations under this Agreement, in whole or in part, to any of its Affiliates without the consent of the other Party and (b) either Party may assign this Agreement, in its entirety, to a successor to substantially all of the business to which this Agreement relates (including, in the case of SR, all rights and interest in and to the SR IP), whether in a merger, sale of stock, sale of assets or other transaction, without the consent of the other Party.  Any attempted assignment or transfer in violation of this Section 11.3 shall be null and void.

11.4                     Performance by Affiliates.  Either Party may discharge any obligations and exercise any right hereunder through any of its Affiliates; provided that such Party shall cause its Affiliates to comply with the applicable provisions of this Agreement in connection with such performance and the Party shall remain fully responsible and obligated for its obligations hereunder.

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11.5       Severability.  If any provision of this Agreement is held to be illegal, invalid, or unenforceable under any present or future Applicable Law, and if the rights or obligations of either Party under this Agreement shall not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom, and (d) in lieu of such illegal, invalid, or unenforceable provision, the Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering into this Agreement may be realized. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.

11.6       Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

11.7       Jurisdiction; Venue; Service of Process.  Each Party irrevocably submits to the exclusive jurisdiction of (a) the courts of the State of New York located in New York, NY, and (b) the United States District Court for the Southern District of New York, for the purposes of any Action arising out of this Agreement.  Each Party agrees to commence any such Action either in the United States District Court for the Southern District of New York or if such Action may not be brought in such court for jurisdictional reasons, in the courts of the State of New York located in New York, NY.  Each Party further agrees that service of any process, summons, notice or document by the U.S. registered mail to such Party’s respective address set forth in Section 11.11 shall be effective service of process for any Action in New York with respect to any matters to which it has submitted to jurisdiction in this Section 11.7.  Each Party irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of this Agreement in (i) the courts of the State of New York located in New York, NY, and (ii) the United States District Court for the Southern District of New York, and hereby and thereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.

11.8       Waiver of Right to Trial by Jury.  EACH PARTY HERETO, TO THE EXTENT PERMITTED BY APPLICABLE LAWS, KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL OF ANY ISSUE BY JURY IN ANY ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS IT CONTEMPLATES.  THIS WAIVER APPLIES TO ANY ACTION OR LEGAL PROCEEDING, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  Each Party hereto (a) certifies that no representative or attorney of any other Party has represented, expressly or otherwise, that such Party would not, in the event of any Action, seek to enforce the foregoing waiver and (b) acknowledges that it and the other Party have been induced to enter into this Agreement, by, among other things, the mutual waiver and certifications in this Section 11.8.

11.9       Equitable Relief.  Each Party acknowledges and agrees that the restrictions set forth in Section 2.8 and Article 6 and Article 7 are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this

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Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there will be no adequate remedy at law.  In the event of a breach or threatened breach of any provision of such Section or Articles, the non-breaching Party shall be authorized and entitled to seek to obtain injunctive relief, whether preliminary or permanent, specific performance, and an equitable accounting of all earnings, profits, and other benefits arising from such breach, which rights shall be cumulative and in addition to any other rights or remedies to which such non-breaching Party may be entitled in law or equity to prevent such breach or threatened breach of this Agreement and to enforce specifically the terms and provisions of such Section or Articles of this Agreement in the courts of the State of New York located in New York, NY, and the United States District Court for the Southern District of New York.  Both Parties agree to waive any requirement that the other (a) post a bond or other security as a condition for obtaining any such relief, and (b) show irreparable harm, balancing of harms, consideration of the public interest, or inadequacy of monetary damages as a remedy.  Nothing in this Section 11.9 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.

11.10     Dispute Resolution.

11.10.1  General.  The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder, including the interpretation, alleged breach, enforcement, termination or validity of this Agreement (a “Dispute”).

11.10.2  Escalation to Executive Officers.  Any Dispute shall be referred to the Executive Officers of the Parties, who shall confer in good faith on the resolution of the issue.  Any final decision mutually agreed to by the Executive Officers shall be conclusive and binding on the Parties.

11.10.3  Jurisdiction; Equitable Relief.  If the Executive Officers are not able to agree on the resolution of any Dispute within thirty (30) days after such Dispute was first referred to them, then, either Party may initiate litigation in accordance with Section 11.7 or with respect to any Disputes that involve the infringement or validity of any Patents outside the United States, such Dispute shall be resolved by a court of competent jurisdiction, notwithstanding Section 11.7, in any country in which such rights apply.  Notwithstanding anything herein to the contrary, nothing in this Section 11.10 shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party.

11.11     Notices.  Any notice, request, demand, waiver, consent, approval, or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if delivered by hand or sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in this Section 11.11 or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 11.11.  Such notice shall be deemed to have been given as of the date delivered by hand or on the second Business Day (at the place of delivery) after deposit with

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an internationally recognized overnight delivery service.  This Section 11.11 is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.

If to Gilead, to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: Alliance Management

with a copy (which shall not constitute notice) to:

Gilead Sciences, Inc.

333 Lakeside Drive

Foster City, CA 94404

Attn: General Counsel

If to SR, to:

Scholar Rock Holding Corporation

620 Memorial Drive

2nd Floor

Cambridge, MA 02139

Attention: Chief Executive Officer

with a copy (which shall not constitute notice) to:

Scholar Rock Holding Corporation

620 Memorial Drive

2nd Floor

Cambridge, MA 02139

Attention: Head of Corporate Legal

11.12     Entire Agreement.  This Agreement, together with the Schedules expressly contemplated hereby and attached hereto, and the Master Collaboration Agreement (including the schedules, exhibits and other agreements contemplated thereby), contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements or understandings between the Parties with respect to the subject matter hereof; provided that, in the event of any conflict between this Agreement and the Master Collaboration Agreement, this Agreement shall control.  For clarity, there is no conflict if either this Agreement or the Master Collaboration Agreement addresses a matter regarding which the other is silent.  Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement and the Master Collaboration Agreement.  The Parties agree that they have been represented by counsel during the negotiation, drafting, preparation and execution of this Agreement and, therefore, waive the application of any Applicable Law or rule of construction providing that ambiguities in an agreement or other document shall be construed against the party drafting such agreement or document.

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11.13     English Language.  This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language.  Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.

11.14     Amendments and Waivers.  No modification, amendment or waiver of any provision of, or consent or approval required by, this Agreement shall be effective unless it is in writing and signed by an authorized representative of both Parties.  Such modification, amendment, waiver, consent or approval shall be effective only in the specific instance and for the purpose for which given.  Neither the failure of either Party to enforce, nor the delay of either Party in enforcing, any condition or part of this Agreement at any time shall be construed as a waiver of that condition or part or forfeit any rights to future enforcement thereof.  No action taken pursuant to this Agreement, including any investigation by or on behalf of either Party, shall be deemed to constitute a waiver by the Party taking action of compliance by the other Party with any representation, warranty, covenant, agreement or obligation contained herein.

11.15     Cumulative Rights.  Except as expressly provided herein, the various rights under this Agreement shall be construed as cumulative, and no one of them is exclusive of any other or exclusive of any rights allowed by Applicable Law.

11.16     Benefits of Agreement.  All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.  Except as set forth in Article 9, this Agreement is for the sole benefit of the Parties and not for the benefit of any other Person.

11.17     Further Assurance.  Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement.

11.18     Relationship of the Parties.  It is expressly agreed that Gilead, on the one hand, and SR, on the other hand, shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture, or agency.  Neither Gilead, on the one hand, nor SR, on the other hand, shall have the authority to make any statements, representations, or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.  All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.

11.19     Counterparts.  This Agreement may be executed in two counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but both such counterparts together shall constitute but one agreement.  Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic transmission shall be effective as delivery of a manually executed original counterpart of this Agreement.

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11.20     Schedules.  In the event of any inconsistencies between this Agreement and any Schedules or other attachments hereto, the terms of this Agreement shall control.

11.21     Descriptive Headings.  Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

11.22     Certain Interpretations.  Except as otherwise expressly provided in this Agreement or as the context otherwise requires, the following rules of interpretation apply to this Agreement:  (a) the singular includes the plural and the plural includes the singular; (b) “or” and “any” are not exclusive and the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation;” (c) the terms “will” and “shall” shall be deemed to have the same meaning; (d) a reference to any contract includes permitted supplements and amendments; (e) a reference to Applicable Law includes any amendment or modification to such Applicable Law; (f) a reference to a Person includes its successors, heirs and permitted assigns; (g) a reference to one gender shall include any other gender; (h) a reference in this Agreement to an Article, Section or Schedule is to the referenced Article, Section or Schedule of this Agreement, unless expressly specified otherwise; (i) “hereunder,” “hereof,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular Article, Section or other provision; (j) unless otherwise provided herein, any reference to “days” means calendar days; (k) “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not necessarily mean simply “if”; and (l) the phrase “non-refundable and non-creditable” shall in no way limit either Party’s right to pursue or receive damages in connection with any breach of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this LICENSE AGREEMENT to be executed by their respective duly authorized representatives as of the Execution Date.

GILEAD SCIENCES, INC.	[SCHOLAR ROCK]

By:	By:

Name:	Name:

Title:	Title:

[Signature Page to License Agreement]

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SCHEDULE 1.24

EXISTING COLLABORATION IN-LICENSES

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SCHEDULE 1.40

DELIVERED ANTIBODIES(9)

(9)  NTD: Schedule to be amended to include all Delivered Antibodies under the Licensed Program as of the Effective Date.

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SCHEDULE 1.55

EXCLUDED ANTIBODIES

[***](10)

(10)  NTD:  These additional antibodies all relate to the SR Excluded Antibody. This will apply only if this Agreement is executed as a result of Gilead’s exercise of Program 1 from the Master Collaboration Agreement.

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Schedule 1.59

EXISTING PROGRAM ANTIBODIES(11)

(11)  NTD: Schedule to be amended to include all Existing Program Antibodies under the Licensed Program as of the Effective Date.

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Schedule 1.60

EXISTING SR IN-LICENSES

[***]

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Schedule 1.95

LICENSED PROGRAM CRITERIA

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SCHEDULE 1.97

LICENSED TARGET(12)

(12)  NTD:  To include the applicable Program Collaboration Target from the applicable Program under the Master Collaboration Agreement.

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SCHEDULE 1.159

TGFB SUPERFAMILY

Name	Symbol	Accession Number
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

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SCHEDULE 2.1.5(A)

FORM OF DEVELOPMENT REPORT

GILEAD DEVELOPMENT REPORT

[***]

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SCHEDULE 8.2

EXCEPTIONS TO REPRESENTATIONS AND WARRANTIES OF SR(13)

(13)  NTD: SR to provide exceptions, if any.

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SCHEDULE 10.8.2

[***]

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Exhibit B

RESEARCH PLANS

[***]

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Schedule 1.43

DEVELOPMENT CANDIDATE NOMINATION PACKAGE REQUIRED DATA

AND DEVELOPMENT CRITERIA

[***]

*** Confidential Treatment Requested ***

SCHEDULE 1.55

EXCLUDED ANTIBODIES

[***]

*** Confidential Treatment Requested ***

SCHEDULE 1.59

EXISTING PROGRAM ANTIBODIES

[***]

*** Confidential Treatment Requested ***

SCHEDULE 1.60

EXISTING SR IN-LICENSES

[***]

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Schedule 1.104

PROGRAMS

[***]

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Schedule 1.153

[***]

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Schedule 4.1.6(f)

EXPERT PANEL PROCEDURE

[***]

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Schedule 5.3.1

CRITERIA FOR DETERMINING SUCCESSFUL DEMONSTRATION OF IN VIVO PROOF OF CONCEPT

[***]

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Schedule 7.6

INITIAL PRESS RELEASE

Gilead Contacts	Scholar Rock Contacts
Investors: Sung Lee +1 650-524-7792	Investors/Media: Catherine Hu chu@scholarrock.com +1 917-601-1649

Media: Arran Attridge +1 650-425-8975	Media: Kathryn Morris Kathryn@theyatesnetwork.com +1 914-204-6412

GILEAD  SCIENCES  AND  SCHOLAR  ROCK  ANNOUNCE  STRATEGIC  COLLABORATION  TO  DEVELOP  NOVEL THERAPIES  FOR  FIBROTIC  DISEASES

— Companies to Develop Highly Specific Inhibitors of Local TGFb Activation —

Foster City, Calif., and Cambridge, Mass., December 19, 2018 — Gilead Sciences, Inc. (NASDAQ: GILD) and Scholar Rock Holding Corporation (NASDAQ: SRRK) announced today that the companies have entered into a strategic collaboration to discover and develop highly specific inhibitors of transforming growth factor beta (TGFb) activation for the treatment of fibrotic diseases.

Under the collaboration, Gilead has exclusive options to license worldwide rights to product candidates that emerge from three Scholar Rock TGFb programs: inhibitors that target activation of latent TGFb1 with high affinity and specificity, inhibitors that selectively target activation of latent TGFb1 localized to extracellular matrix, and a third TGFb discovery program.  Scholar Rock is responsible for antibody discovery and preclinical research through product candidate nomination, after which, upon exercising the option for a program, Gilead will be responsible for the program’s preclinical and clinical development and commercialization.  Scholar Rock retains exclusive worldwide rights to discover, develop, and commercialize certain TGFb inhibitors for oncology and cancer immunotherapy.

“Gilead is committed to developing innovative therapies that address a range of fibrotic diseases, including non-alcoholic steatohepatitis and diabetic kidney disease,” said John McHutchison, MD, AO, Chief Scientific Officer and Head of Research and Development, Gilead Sciences. “We are excited to work with Scholar Rock to investigate this novel approach to TGFb inhibition as an important aspect of our research programs in fibrotic diseases.”

In connection with the collaboration agreement, Scholar Rock will receive $80 million in upfront payments, comprised of $50 million cash and $30 million purchase of Scholar Rock Holding Corporation common stock.  In addition, Scholar Rock will receive a one-time milestone payment of $25 million upon the successful completion of specific preclinical studies and be eligible to receive up to an additional $1,425 million in potential payments aggregated across all three programs based on the successful achievement of certain research, development, regulatory and commercialization milestones.  Scholar

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Rock would also receive high single-digit to low double-digit tiered royalties on sales of potential future products originating from the collaboration.

-more-

“Gilead’s commitment to developing innovative therapies for fibrotic diseases makes the company an ideal partner to maximize the value of candidates from our TGFb program,” said Nagesh Mahanthappa, Ph.D, President and CEO of Scholar Rock.  “This collaboration also emphasizes our belief in the tremendous potential of Scholar Rock’s broad pipeline of highly specific modulators targeting the TGFb superfamily, with potential applications in a wide range of serious diseases, including neuromuscular disorders, cancer, fibrosis and anemia.”

Fibrosis is a debilitating pathological feature of many diseases that scars tissues and vital organs and is a major cause of morbidity and mortality.  TGFb-driven signaling is thought to be a central regulator of fibrosis.  Inhibitors of TGFb signaling discovered through Scholar Rock’s proprietary platform have been shown to selectively prevent the activation of the growth factor in the fibrotic matrix in vitro and in preclinical models.  By targeting the disease microenvironment, these highly specific inhibitors of TGFb activation may offer a novel approach to suppressing pro-fibrotic signaling in multiple organs.

About Scholar Rock

Scholar Rock is a clinical-stage biopharmaceutical company focused on the discovery and development of innovative medicines for the treatment of serious diseases in which signaling by protein growth factors plays a fundamental role.  Scholar Rock is creating a pipeline of novel product candidates with the potential to transform the lives of patients suffering from a wide range of serious diseases, including neuromuscular disorders, cancer, fibrosis and anemia.  Scholar Rock’s newly elucidated understanding of the molecular mechanisms of growth factor activation enabled it to develop a proprietary platform for the discovery and development of monoclonal antibodies that locally and selectively target these signaling proteins at the cellular level.  Scholar Rock believes its focus on biologically validated growth factors may facilitate a more efficient development path.  For more information, please visit www.ScholarRock.com or follow Scholar Rock on Twitter (@ScholarRock) and LinkedIn (https://www.linkedin.com/company/scholar-rock/).

Scholar Rock® is a registered trademark of Scholar Rock, Inc.

About Gilead Sciences

Gilead Sciences, Inc. is a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines in areas of unmet medical need.  The company strives to transform and simplify care for people with life-threatening illnesses around the world. Gilead has operations in more than 35 countries worldwide, with headquarters in Foster City, California. For more information on Gilead Sciences, please visit the company’s website at www.gilead.com.

Scholar Rock Forward-Looking Statement

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding Scholar Rock’s future expectations, plans and prospects, including without limitation, Scholar Rock’s expectations regarding the potential of the TGFb program and Scholar Rock’s collaboration with Gilead. The use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “project,” “intend,” “future,” “potential,” or “continue,” and other similar expressions are intended to identify such forward-looking statements. All such forward-looking statements are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual

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results to differ materially and adversely from those set forth in or implied by such forward-looking statements.

-more-

These risks and uncertainties include those risks more fully discussed in the section entitled “Risk Factors” in Scholar Rock’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as well as discussions of potential risks, uncertainties, and other important factors in Scholar Rock’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Scholar Rock’s views only as of today and should not be relied upon as representing its views as of any subsequent date. All information in this press release is as of the date of the release, and Scholar Rock undertakes no duty to update this information unless required by law.

Gilead Forward-Looking Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors, including the risk that the parties may not realize the potential benefits of this collaboration and Gilead may fail to develop and/or commercialize any product candidates from the TGFb program. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These risks, uncertainties and other factors could cause actual results to differ materially from those referred to in the forward-looking statements. The reader is cautioned not to rely on these forward-looking statements. These and other risks are described in detail in Gilead’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2018, as filed with the U.S. Securities and Exchange Commission. All forward-looking statements are based on information currently available to Gilead, and Gilead assumes no obligation to update any such forward-looking statements.

For more information on Gilead Sciences, please visit the company’s website at www.gilead.com, follow Gilead on Twitter (@GileadSciences) or call Gilead Public Affairs at 1-800-GILEAD-5 or 1-650-574-3000.

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SCHEDULE 8.2

(a)

SOLELY OWNED PATENTS AND APPLICATIONS

(as of December 15, 2018)

Scholar Rock Ref.	Country		Title		Application No. (Filing Date)		Publication No. (Publ. Date)		Status
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

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Scholar Rock Ref.	Country		Title		Application No. (Filing Date)		Publication No. (Publ. Date)		Status
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

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Scholar Rock Ref.	Country		Title		Application No. (Filing Date)		Publication No. (Publ. Date)		Status
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

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CO-OWNED PENDING PATENTS AND APPLICATIONS

(as of December 15, 2018)

Scholar Rock Ref.	Country		Title		Application No. (Filing Date)		Publication No. (Publ. Date)		Status
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

*** Confidential Treatment Requested ***

4

Scholar Rock Ref.	Country		Title		Application No. (Filing Date)		Publication No. (Publ. Date)		Status
[***]	[***	]	[***	]	[***	]	[***	]	[***	]
[***]	[***	]	[***	]	[***	]	[***	]	[***	]

[***]

*** Confidential Treatment Requested ***

5

SCHEDULE 8.2

[***]

*** Confidential Treatment Requested ***

6

SCHEDULE 8.2

[***]

*** Confidential Treatment Requested ***

7

SCHEDULE 8.2

[***]

*** Confidential Treatment Requested ***

8

SCHEDULE 8.2

[***]

*** Confidential Treatment Requested ***

9

SCHEDULE 8.2

[***]

*** Confidential Treatment Requested ***

10

SCHEDULE 10.6.1

ARBITRATION PROCEDURES

                        [***]

*** Confidential Treatment Requested ***